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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2011 through March 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                         Pioneer Absolute
                         Return Credit Fund
--------------------------------------------------------------------------------
                         Annual Report | March 31, 2012
--------------------------------------------------------------------------------

                         Ticker Symbols:
                         Class A   RCRAX
                         Class C   RCRCX
                         Class Y   RCRYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2

Portfolio Management Discussion                               4

Portfolio Summary                                            10

Prices and Distributions                                     11

Performance Update                                           12

Comparing Ongoing Fund Expenses                              15

Schedule of Investments                                      17

Financial Statements                                         46

Notes to Financial Statements                                53

Report of Independent Registered Public Accounting Firm      64

Trustees, Officers and Service Providers                     66


              Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually



2    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    3

Portfolio Management Discussion | 3/31/12

The performance of fixed-income securities with credit sensitivity struggled during the early portion of the period from the Fund's inception on April 29, 2011, through March 31, 2012, but those securities eventually rebounded as investors gained more confidence about the sustainability of the global economic recovery. The change in sentiment came as the capital markets focused on positive signs that the world economy could escape the worst effects from an array of concerns that had pulled down prices of high-yield securities early in the period. In the following interview, Michael Temple and Andrew Feltus discuss the factors that influenced the performance of Pioneer Absolute Return Credit Fund during the period from April 29, 2011, through March 31, 2012. Mr. Temple, senior vice president, director of fixed-income credit research and portfolio manager at Pioneer, and Mr. Feltus, senior vice president and portfolio manager at Pioneer, are members of Pioneer's fixed-income team and are responsible for the daily management of the Fund.

Q How did the Fund perform during the period from the date of its inception, April 29, 2011, through March 31, 2012?

A Pioneer Absolute Return Credit Fund Class A shares returned 0.38% at net asset value during the period beginning on April 29, 2011, and ending on March 31, 2012. During the same period, the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index, returned 0.32%, while the average return of the 45 mutual funds in Lipper's Flexible Income Funds category was 2.72%.

Q How would you describe the market environment during the Fund's annual reporting period ended March 31, 2012, and how did the environment affect the Fund's performance?

A In the annual reporting period's early months, the European sovereign-debt crisis weighed heavily on investors' minds. Worries pervaded the markets that problems in Greece and several other nations could cripple the world's flow of capital and undermine growth. At the same time, the economic growth rate in the United States showed signs of slowing, while unemployment remained very high. Additionally, inflationary pressures led to monetary tightening policies by the Chinese government, which threatened to hold back the expansion in that giant country's economy. A sharp decline in high-yield bond prices was one consequence of all the concerns roiling the markets at that time.

  Sentiment began to change, however, when the European Central Bank (ECB) reversed its tight monetary policy and started moving to increase financial liquidity in the European banking system, thus reducing the risk of


4    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12
  bank failures across Europe. Meanwhile, new evidence pointed to an acceleration in growth in the United States, with the employment market finally beginning to improve and the housing market showing signs that it had bottomed. At the same time, Chinese authorities loosened their monetary policies, calming worries that growth in China might decelerate by too much.

  High-yield investments, which had suffered through a severe market downturn in the third quarter of 2011 (July through September), began to strengthen late in 2011 and then bounced back sharply in the first quarter of 2012 (January through March). As a result, high-yield market indices produced positive returns over the Fund's full annual reporting period, more than overcoming the earlier losses. While exposure to higher-yielding corporate bonds hurt performance in the early weeks following the Fund's inception date, portfolio investments in high-yield securities proved to be advantageous for performance when credit-sensitive securities rebounded late in 2011 and early in 2012, and the Fund ended up slightly outperforming the BofA ML Index over the full reporting period.

Q How did your investment strategy affect the Fund's performance during the annual reporting period ended March 31, 2012?

A The Fund is designed to seek positive performance over an entire market cycle by investing in a range of fixed-income securities, including high-yield corporate bonds. We began the annual reporting period in the spring of 2011 with an optimistic view of the overall economic outlook, and so we emphasized corporate debt in the portfolio, including better-quality, high- yielding corporate bonds. The emphasis on credit-linked securities meant that the Fund was not well-positioned for the volatility that reached its height in the third calendar quarter of 2011, when credit-linked issues significantly underperformed. The Fund's hedging positions, however, did help to cushion the effects of the underperformance of credit issues, a result consistent with the purpose of using hedges as part of the Fund's investment strategy -- a strategy which seeks to capture much of the upside potential of investing in high-yield bonds, but also to reduce the downside risks. Once the hedging positions were fully in place, the investment strategy worked well and the Fund's benchmark-relative performance improved.

  Domestic high-yield corporate bonds comprised the largest component of the Fund's investments, accounting for roughly 33% of net assets at the end of the annual reporting period on March 31, 2012. The Fund also had noteworthy exposures to foreign-domiciled bonds (18.6% of net assets), floating-rate bank loans (15.5% of net assets), domestic investment-grade corporate bonds (10.1% of net assets), mortgage-backed securities (6.4% of net assets), and catastrophe-linked bonds (5.6% of net assets).

  To help manage risks arising from the portfolio's exposure to the credit sectors during the reporting period, we employed hedging strategies. Some of


              Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    5
  the hedges we employed during the period actually are in place most of the time. Those consist of futures contracts that "short" the equity market, as represented by the Standard & Poor's 500 Index (the S&P 500), which are designed to profit when the S&P 500 declines in value; and volatility contracts, which are based on investors' attitudes about the direction and intensity of stock market trends. We can choose to invest the Fund in different volatility contracts, depending on whether we want to position the portfolio to benefit from market gains, or to protect the Fund against market losses. We also used some "emergency" hedges during the annual reporting period, which consisted of positions in U.S. Treasury futures. The futures are designed to reduce the effects of price losses on the Fund's performance during periods of market stress. The emergency hedges were employed several times during the periods of intense volatility in the corporate debt market that we experienced during the third quarter of 2011. The emergency hedges were successful in protecting the Fund's performance. While the primary purpose of the hedges is to help protect the Fund against the downside risks of credit-linked securities, we also use hedging strategies to adjust the average lifespan of the Fund's investments and to help protect the portfolio against the effects of changes in interest rates.

Q Did investments in any individual securities have an effect on the Fund's performance during the annual reporting period ended March 31, 2012?

A Positions in a number of securities had a positive influence on the Fund's overall results during the period. The top-performers included convertible securities issued by semiconductor company Intel, and the debt of Amarin, a biotechnology firm; Quadra FNX Mining, a copper company; and Petrohawk Energy, an oil and natural gas exploration and production company that was acquired by a larger firm during the period. In general, the Fund's investments focus on higher-quality debt securities than many other high- yield strategies.

  Disappointing Fund investments included a position in Sino-Forest, a Canadian forestry resources corporation operating in China, which hurt performance early in the annual reporting period. Another poor performer was the Fund's investment in James River Coal, which was affected by weakening demand as lower prices for natural gas made coal less competitive in the marketplace.

Q What is your investment outlook?

A We are optimistic about the economy, especially about the domestic economy, where corporate profits have remained solid and default rates continue to be low by historical standards. Industrial output and retail sales have been positive, while the employment market finally is beginning to show improvement and the housing industry is showing evidence of stabilization. We believe all the positive factors should support high-yield investments.


6    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

  The Fund has exposure to a broadly diversified* array of credit-sensitive securities, including better-quality high-yield corporates as well as investment-grade corporates and bank loans. Our hedging strategy, which is designed to help protect the Fund against some of the downside risks coming from the credit sectors, is now fully in place. The Fund also has healthy exposure to floating-rate securities, including bank loans and event-linked (also known as catastrophe-linked) bonds issued by casualty insurers. We believe the portfolio's floating-rate securities should offer additional protection against the risk of rising interest rates.

  We believe the Fund is well-positioned to benefit from what currently is a favorable environment for credit-sensitive securities in general. At the same time, the Fund aims to offer balanced protection against the downside risks of investing in corporate bonds.

* Diversification does not assure a profit or guarantee against a loss in a declining market.

Please refer to the Schedule of Investments on pages 17-45 for a full listing of Fund securities.


              Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    7

All investments are subject to risk, including the possible loss of principal.

Pioneer Absolute Return Credit ("ARC") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

The Fund may invest in zero coupon bonds and payment in kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.


8    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Absolute return funds are not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


              Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    9

Portfolio Summary | 3/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                                                  41.5%
International Corporate Bonds                                         23.5%
Senior Secured Loans                                                  15.6%
Collateralized Mortgage Obligations                                    5.2%
Convertible Corporate Bonds                                            4.7%
Temporary Cash Investment                                              4.6%
Municipal Bonds                                                        1.5%
Asset Backed Securities                                                1.1%
U.S. Preferred Stocks                                                  1.0%
Convertible Preferred Stocks                                           0.8%
Foreign Government Bonds                                               0.5%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio, based on S&P ratings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                                                    0.6%
AA                                                                     1.2%
A                                                                      5.0%
BBB                                                                   12.7%
BB                                                                    31.5%
B                                                                     33.9%
CCC & Lower                                                            5.3%
Not Rated                                                              5.6%
Cash Equivalents                                                       4.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    State Street Capital Trust III, Floating Rate Note, 1/29/49      0.80%
--------------------------------------------------------------------------------
    2.    Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)                 0.74
--------------------------------------------------------------------------------
    3.    Univision Communications, Inc., 6.875%, 5/15/19 (144A)           0.71
--------------------------------------------------------------------------------
    4.    Chrysler Group LLC, Tranche B Term Loan, 4/28/17                 0.71
--------------------------------------------------------------------------------
    5.    Copano Energy LLC, 7.125%, 4/1/21                                0.68
--------------------------------------------------------------------------------
    6.    Reynolds Group Issuer, Inc., 9.875%, 8/15/19 (144A)              0.67
--------------------------------------------------------------------------------
    7.    TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                       0.63
--------------------------------------------------------------------------------
    8.    Genworth Financial, Inc., 7.2%, 2/15/21                          0.61
--------------------------------------------------------------------------------
    9.    CommScope, Inc., 8.25%, 1/15/19 (144A)                           0.55
--------------------------------------------------------------------------------
   10.    HSBC Bank USA NA New York NY, 6.0%, 8/9/17                       0.54
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


10    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

Prices and Distributions | 3/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                  3/31/12                   5/2/11
--------------------------------------------------------------------------------
       A                     $9.63                    $10.00
--------------------------------------------------------------------------------
       C                     $9.61                    $10.00
--------------------------------------------------------------------------------
       Y                     $9.66                    $10.00
--------------------------------------------------------------------------------

Distributions per Share: 5/2/11-3/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment            Short-Term            Long-Term
     Class               Income              Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A                $0.3953                  $ --                  $ --
--------------------------------------------------------------------------------
       C                $0.3337                  $ --                  $ --
--------------------------------------------------------------------------------
       Y                $0.4211                  $ --                  $ --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London interbank offered rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    11

Performance Update | 3/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Absolute Return Credit Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------

                                       Net Asset     Public Offering
 Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (5/2/11)                              0.38%         -4.13%
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated April 26, 2011)
--------------------------------------------------------------------------------
                                       Gross         Net
--------------------------------------------------------------------------------
                                       1.38%          1.20%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                           Pioneer Absolute       BofA Merrill Lynch U.S. Dollar
                          Return Credit Fund             3-Month LIBOR Index
4/11                           $9,550                           $10,000
3/12                            9,587                            10,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through 8/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

Performance Update | 3/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Absolute Return Credit Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                       If            If
Period                                 Held          Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (5/2/11)                              -0.47%        -1.43%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2011)
--------------------------------------------------------------------------------
                                       Gross         Net
--------------------------------------------------------------------------------
                                        2.13%         2.10%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                           Pioneer Absolute       BofA Merrill Lynch U.S. Dollar
                          Return Credit Fund             3-Month LIBOR Index
4/11                           $10,000                          $10,000
3/12                             9,857                           10,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through 8/1/13 for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    13

Performance Update | 3/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 Million investment made in Pioneer Absolute Return Credit Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------

                                       If            If
 Period                                Held          Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (5/2/11)                              0.95%         0.95%
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated April 26, 2011)
--------------------------------------------------------------------------------
                                       Gross         Net
--------------------------------------------------------------------------------
                                       1.08%         0.85%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

                           Pioneer Absolute       BofA Merrill Lynch U.S. Dollar
                          Return Credit Fund             3-Month LIBOR Index
4/11                           $5,000,000                    $5,000,000
3/12                            5,047,246                     5,016,143

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through 8/1/13 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Credit Fund

Based on actual returns from October 1, 2011, through March 31, 2012.

--------------------------------------------------------------------------------
 Share Class                                  A             C              Y
--------------------------------------------------------------------------------
 Beginning Account Value on 10/1/11       $1,000.00     $1,000.00      $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 3/31/12                               $1,050.99     $1,045.81      $1,051.56
--------------------------------------------------------------------------------
 Expenses Paid During Period*                 $6.15        $10.13          $4.36
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.98%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2011, through March 31, 2012.

--------------------------------------------------------------------------------
 Share Class                                  A             C             Y
--------------------------------------------------------------------------------
 Beginning Account Value on 10/1/11       $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 3/31/12                               $1,019.00     $1,015.10     $1,020.75
--------------------------------------------------------------------------------
 Expenses Paid During Period*                 $6.06         $9.97         $4.29
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.98%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


16    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

Schedule of Investments | 3/31/12

--------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                           Value
--------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 4.7%
                                           ENERGY -- 1.1%
                                           Oil & Gas Equipment & Services -- 0.4%
   200,000                        BB/NR    Exterran Holdings, Inc., 4.25%,
                                           6/15/14                               $   199,500
--------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.5%
   100,000                      BB+/Ba3    Chesapeake Energy Corp., 2.25%,
                                           12/15/38                              $    80,875
   100,000                      BB+/Ba3    Chesapeake Energy Corp., 2.5%,
                                           5/15/37                                    92,125
   100,000                        NR/NR    Stone Energy Corp., 1.75%,
                                           3/1/17 (144A)                              96,500
                                                                                 -----------
                                                                                 $   269,500
--------------------------------------------------------------------------------------------
                                           Coal & Consumable Fuels -- 0.2%
   223,000                       CCC/B2    James River Coal Co., 3.125%,
                                           3/15/18                               $   104,375
                                                                                 -----------
                                           Total Energy                          $   573,375
--------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.6%
                                           Electrical Components & Equipment -- 0.2%
   100,000                         B/B2    General Cable Corp., 4.5%,
                                           11/15/29 (Step)                       $   105,375
--------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.4%
   100,000                        NR/NR    Greenbrier Companies, Inc., 3.5%,
                                           4/1/18 (144A)                         $    95,875
   100,000                         B/NR    Navistar International Corp., 3.0%,
                                           10/15/14                                  110,250
                                                                                 -----------
                                                                                 $   206,125
                                                                                 -----------
                                           Total Capital Goods                   $   311,500
--------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                           Health Care Equipment -- 0.1%
   100,000                        NR/NR    NuVasive, Inc., 2.75%, 7/1/17         $    85,250
--------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.2%
   100,000                        NR/NR    WebMD Health Corp., 2.25%,
                                           3/31/16                               $    95,228
                                                                                 -----------
                                           Total Health Care Equipment &
                                           Services                              $   180,478
--------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY &
                                           LIFE SCIENCES -- 0.5%
                                           Biotechnology -- 0.5%
   100,000                        NR/NR    Corsicanto, Ltd., 3.5%,
                                           1/15/32 (144A)                        $   150,375

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    17

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                             Value
----------------------------------------------------------------------------------------------
                                            Biotechnology -- (continued)
   130,000                        NR/NR     PDL BioPharma, Inc., 3.75%, 5/1/15     $   135,688
                                                                                   -----------
                                                                                   $   286,063
                                                                                   -----------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                        $   286,063
----------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.5%
                                            Application Software -- 0.3%
   175,000                        NR/NR     Mentor Graphics Corp., 4.0%,
                                            4/1/31 (144A)                          $   188,562
----------------------------------------------------------------------------------------------
                                            Systems Software -- 0.2%
   100,000                        NR/NR     Rovi Corp., 2.625%, 2/15/40            $   104,875
                                                                                   -----------
                                            Total Software & Services              $   293,437
----------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                            Electronic Components -- 0.3%
   180,000                       BB+/NR     Vishay Intertechnology, Inc., 2.25%,
                                            5/15/41 (144A)                         $   153,225
                                                                                   -----------
                                            Total Technology Hardware &
                                            Equipment                              $   153,225
----------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS & SEMICONDUCTOR
                                            EQUIPMENT -- 1.2%
                                            Semiconductor Equipment -- 0.5%
   125,000                     BB+/Baa1     Lam Research Corp., 1.25%,
                                            5/15/18 (144A)                         $   131,250
   100,000                        NR/NR     Novellus Systems, Inc., 2.625%,
                                            5/15/41 (144A)                             139,000
                                                                                   -----------
                                                                                   $   270,250
----------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.7%
    50,000                        A-/NR     Intel Corp., 2.95%, 12/15/35           $    57,500
    30,000                        A-/A2     Intel Corp., 3.25%, 8/1/39                  42,188
    50,000                        NR/NR     JinkoSolar Holding Co, Ltd., 4.0%,
                                            5/15/16 (144A)                              27,312
   150,000                        NR/NR     Renesola, Ltd., 4.125%,
                                            3/15/18 (144A)                              89,812
   150,000                        NR/NR     SunPower Corp., 4.75%, 4/15/14             140,625
                                                                                   -----------
                                                                                   $   357,437
                                                                                   -----------
                                            Total Semiconductors &
                                            Semiconductor Equipment                $   627,687
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

-------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                          Value
-------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.2%
                                            Integrated Telecommunication Services -- 0.2%
   100,000                         B/NR     Ciena Corp., 0.875%, 6/15/17        $    87,875
                                                                                -----------
                                            Total Telecommunication Services    $    87,875
-------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE CORPORATE
                                            BONDS
                                            (Cost $2,577,049)                   $ 2,513,640
-------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------
                                      PREFERRED STOCKS -- 1.1%
                                      BANKS -- 0.1%
                                      Diversified Banks -- 0.1%
      2,250       6.50    BBB+/A3     US Bancorp, Floating Rate Note,
                                      12/31/99                                $    61,178
                                                                              -----------
                                      Total Banks                             $    61,178
-----------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.8%
                                      Other Diversified Financial
                                      Services -- 0.6%
      5,125       7.88    BB/Baa3     Citigroup Capital XIII, Floating Rate
                                      Note, 10/30/40                          $   139,400
      7,750       8.12     CCC/B3     GMAC Capital Trust I, Floating Rate
                                      Note, 2/15/40                               179,102
                                                                              -----------
                                                                              $   318,502
-----------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.2%
        100                CCC/B3     Ally Financial, Inc., 7.0%,
                                      12/31/99 (144A)                         $    83,316
                                                                              -----------
                                      Total Diversified Financials            $   401,818
-----------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.2%
                                      Integrated Telecommunication Services -- 0.2%
      4,400             BBB-/Baa3     Qwest Corp., 7.375%, 6/1/51             $   114,576
                                                                              -----------
                                      Total Telecommunication Services        $   114,576
-----------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $573,902)                         $   577,572
-----------------------------------------------------------------------------------------
                                      CONVERTIBLE PREFERRED STOCKS -- 0.2%
                                      BANKS -- 0.2%
                                      Diversified Banks -- 0.2%
        100              BBB+/Ba1     Wells Fargo & Co., 7.5%, 12/31/99       $   111,670
                                                                              -----------
                                      Total Banks                             $   111,670
-----------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE
                                      PREFERRED STOCKS
                                      (Cost $100,637)                         $   111,670
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    19

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 1.1%
                                              BANKS -- 1.0%
                                              Thrifts & Mortgage Finance -- 1.0%
    85,000             1.29          BB/A2    Bear Stearns Asset Backed Securities
                                              Trust, Floating Rate Note, 10/25/34        $    58,344
    80,080                            A/B2    Citicorp Residential Mortgage Securities,
                                              Inc., 5.836%, 7/25/36 (Step)                    79,797
   125,000                            A/B2    Citicorp Residential Mortgage
                                              Securities, Inc., 5.892%,
                                              3/25/37 (Step)                                 120,516
   125,000                            A/B1    Citicorp Residential Mortgage
                                              Securities, Inc., 5.939%,
                                              7/25/36 (Step)                                 118,726
    45,092             4.46        BBB/Ba1    Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 10/25/35                    43,447
    52,473             0.36       CCC/Caa3    Lehman XS Trust, Floating Rate Note,
                                              8/25/36                                         27,750
    23,168                          BBB/NR    Mid-State Trust, 7.0%,
                                              12/15/45 (144A)                                 23,417
    36,454             0.48          B-/B3    Residential Asset Securities Corp.,
                                              Floating Rate Note, 11/25/35                    33,369
    14,552                         B+/Baa2    Structured Asset Securities Corp.,
                                              4.51%, 2/25/35 (Step)                           14,512
                                                                                         -----------
                                                                                         $   519,878
                                                                                         -----------
                                              Total Banks                                $   519,878
----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.1%
                                              Other Diversified Financial Services -- 0.1%
    86,228                           BB/NR    Sierra Receivables Funding Co LLC,
                                              9.31%, 7/20/28 (144A)                      $    86,213
                                                                                         -----------
                                              Total Diversified Financials               $    86,213
----------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $583,355)                            $   606,091
----------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 5.2%
                                              BANKS -- 3.4%
                                              Thrifts & Mortgage Finance -- 3.4%
   229,087             2.70           A/NR    Banc of America Funding Corp.,
                                              Floating Rate Note, 11/20/34               $   176,120
    59,687             0.32          B+/B2    Banc of America Funding Corp.,
                                              Floating Rate Note, 5/20/47                     59,067
   200,000             5.03         NR/Aa1    Citigroup Commercial Mortgage Trust,
                                              Floating Rate Note, 9/20/51 (144A)             197,241
    83,781                         NR/Baa1    Citigroup Mortgage Loan Trust, Inc.,
                                              6.75%, 8/25/34                                  89,185

The accompanying notes are an integral part of these financial statements.

20    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
   100,000                         NR/Baa3     Commercial Mortgage Pass Through
                                               Certificates, 5.949%, 6/9/28 (144A)      $   101,563
    99,978            0.42           A+/A1     Commercial Mortgage Pass Through
                                               Certificates, Floating Rate Note,
                                               6/15/22 (144A)                                97,214
   100,000            5.80           NR/A2     Commercial Mortgage Pass Through
                                               Certificates, Floating Rate Note,
                                               7/10/46 (144A)                               107,796
   119,819                         AAA/Ba1     Countrywide Alternative Loan Trust,
                                               5.75%, 3/25/34                               114,670
    64,614            5.59          AAA/NR     Countrywide Home Loan Mortgage
                                               Pass Through Trust, Floating Rate Note,
                                               1/25/33                                       65,426
   100,000                           NR/NR     GS Mortgage Securities Corp II,
                                               4.209%, 2/10/21 (144A)                        97,610
    91,914                          CCC/NR     GSR Mortgage Loan Trust, 6.0%,
                                               2/25/36                                       86,236
   128,690            5.25          BB+/NR     GSR Mortgage Loan Trust, Floating
                                               Rate Note, 7/25/35                           124,989
    35,425            2.60          CCC/B1     JP Morgan Mortgage Trust, Floating
                                               Rate Note, 11/25/35                           34,828
    21,421                         CC/Caa2     Structured Asset Securities Corp.,
                                               6.0%, 8/25/35                                 18,501
    88,799            2.54          CCC/NR     WaMu Mortgage Pass Through
                                               Certificates, Floating Rate Note,
                                               8/25/35                                       85,521
   100,000                          NR/Ba2     Wells Fargo Commercial Mortgage
                                               Trust, 4.0%, 11/15/43 (144A)                  72,209
    23,010                           NR/B3     Wells Fargo Mortgage Backed
                                               Securities Trust, 5.75%, 5/25/36              22,293
    25,154                          CCC/B1     Wells Fargo Mortgage Backed
                                               Securities Trust, 6.0%, 8/25/36               25,076
    51,263            2.64         BBB-/B1     Wells Fargo Mortgage Backed
                                               Securities Trust, Floating Rate Note,
                                               3/25/35                                       49,763
    50,000                          BBB/NR     WFDB Commercial Mortgage Trust,
                                               5.914%, 7/5/24 (144A)                         51,766
   100,000            5.47         NR/Baa3     WF-RBS Commercial Mortgage Trust,
                                               Floating Rate Note, 2/15/44 (144A)            90,525
    50,000            5.25         NR/Baa1     WF-RBS Commercial Mortgage Trust,
                                               Floating Rate Note, 6/15/44 (144A)            45,129
                                                                                        -----------
                                                                                        $ 1,812,728
                                                                                        -----------
                                               Total Banks                              $ 1,812,728
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    21

--------------------------------------------------------------------------------------------------

             Floating        S&P/Moody's
Principal    Rate (b)        Ratings
Amount ($)   (unaudited)     (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.5%
                                             Other Diversified Financial Services -- 1.0%
   113,538          5.45           NR/A2     DBUBS Mortgage Trust, Floating Rate
                                             Note, 7/10/44 (144A)                     $   114,300
   100,000          5.41          NR/Aa2     DBUBS Mortgage Trust, Floating Rate
                                             Note, 8/10/44 (144A)                         108,230
   100,000          0.94       BBB-/Baa2     Morgan Stanley Capital I, Floating Rate
                                             Note, 12/15/20 (144A)                         90,820
   105,000          7.35          B+/Ba3     Morgan Stanley Capital I, Floating Rate
                                             Note, 7/15/32 (144A)                         107,403
    86,828                        AAA/NR     Residential Accredit Loans, Inc., 6.0%,
                                             10/25/34                                      87,799
                                                                                      -----------
                                                                                      $   508,552
-------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.2%
   125,000          5.82          BB+/NR     CW Capital Cobalt, Ltd., Floating Rate
                                             Note, 5/15/46                            $   117,379
-------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.1%
    74,392          4.95          CCC/NR     GMAC Mortgage Corp. Loan Trust,
                                             Floating Rate Note, 5/25/35              $    69,676
-------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.2%
   125,000          5.76          BB+/A3     Bear Stearns Commercial Mortgage
                                             Securities, Floating Rate Note,
                                             9/11/38                                  $   111,152
                                                                                      -----------
                                             Total Diversified Financials             $   806,759
-------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.3%
                                             Mortgage REITs -- 0.3%
    64,547          2.74        AAA/Caa1     American Home Mortgage Investment
                                             Trust, Floating Rate Note, 6/25/45       $    51,783
   100,000          5.16           NR/NR     FREMF Mortgage Trust, Floating Rate
                                             Note, 9/25/45 (144A)                         103,496
                                                                                      -----------
                                                                                      $   155,279
                                                                                      -----------
                                             Total Real Estate                        $   155,279
-------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $2,668,056)                        $ 2,774,766
-------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 64.4%
                                             ENERGY -- 7.8%
                                             Oil & Gas Drilling -- 0.3%
   100,000                     CCC+/Caa2     Ocean Rig UDW, Inc., 9.5%, 4/27/16       $    99,750
   100,000                         B-/B3     Offshore Group Investments, Ltd.,
                                             11.5%, 8/1/15                                110,000
                                                                                      -----------
                                                                                      $   209,750
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                             Value
--------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.8%
   100,000                          B+/B1     Calfrac Holdings LP, 7.5%,
                                              12/1/20 (144A)                          $   100,500
   200,000                          B-/B3     Expro Finance Luxembourg SCA, 8.5%,
                                              12/15/16 (144A)                             192,500
   100,000                         B/Caa1     Forbes Energy Services, Ltd., 9.0%,
                                              6/15/19                                      97,500
    50,000                         BB/Ba3     Oil States International, Inc., 6.5%,
                                              6/1/19                                       52,500
                                                                                      -----------
                                                                                      $   443,000
-------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 3.9%
   175,000                         BB-/B1     Bill Barrett Corp., 7.625%, 10/1/19     $   177,625
   100,000                        B-/Caa1     Chaparral Energy, Inc., 8.25%, 9/1/21       106,500
   160,000                        BB+/Ba3     Chesapeake Energy Corp., 6.775%,
                                              3/15/19                                     158,800
   100,000                         BB+/B1     Concho Resources, Inc., 6.5%,
                                              1/15/22                                     105,500
   100,000                          BB/B1     Denbury Resources, Inc., 8.25%,
                                              2/15/20                                     111,750
   250,000                          B-/B3     EV Energy Partners LP, 8.0%, 4/15/19        256,250
   200,000                      CCC+/Caa1     Goodrich Petroleum Corp., 8.875%,
                                              3/15/19                                     194,000
   100,000                        B-/Caa1     Kodiak Oil & Gas Corp., 8.125%,
                                              12/1/19 (144A)                              105,750
   100,000                          B+/NR     MIE Holdings Corp., 9.75%,
                                              5/12/16 (144A)                               99,000
   100,000                           B/B3     Penn Virginia Corp., 7.25%, 4/15/19          86,000
    60,000                      CCC+/Caa1     PetroBakken Energy, Ltd., 8.625%,
                                              2/1/20 (144A)                                62,550
   100,000                      BBB+/Baa3     Petrohawk Energy Corp., 6.25%,
                                              6/1/19                                      113,250
   115,000                          B-/B3     Quicksilver Resources, Inc., 7.125%,
                                              4/1/16                                      105,800
    90,000                           B/B1     Samson Investment Co., 9.75%,
                                              2/15/20 (144A)                               91,125
   100,000                         B/Caa1     Stone Energy Corp., 8.625%, 2/1/17          104,500
   100,000                        B-/Caa1     Venoco, Inc., 8.875%, 2/15/19                91,500
   100,000                         B/Caa1     W&T Offshore, Inc., 8.5%, 6/15/19           105,750
                                                                                      -----------
                                                                                      $ 2,075,650
-------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.2%
   100,000                         BB/Ba2     Coffeyville Resources LLC, 9.0%,
                                              4/1/15 (144A)                           $   107,000
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    23

--------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage & Transportation -- 1.6%
     325,000                         B+/B1     Copano Energy LLC, 7.125%, 4/1/21             $   342,062
     100,000           7.00       BB+/Baa3     Enterprise Products Operating LLC,
                                               Floating Rate Note, 6/1/67                        100,000
     200,000                      BBB/Baa2     Kinder Morgan Energy Partners LP,
                                               4.15%, 3/1/22                                     201,808
      95,000                        BB/Ba3     MarkWest Energy Partners LP, 6.25%,
                                               6/15/22                                            99,750
     100,000                      BBB/Baa2     Sunoco Logistics Partners Operations
                                               LP, 6.1%, 2/15/42                                 109,320
                                                                                             -----------
                                                                                             $   852,940
--------------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 1.0%
     100,000                         B+/B1     Arch Coal, Inc., 7.0%,
                                               6/15/19 (144A)                                $    92,250
     100,000                         B+/B1     Arch Coal, Inc., 7.25%,
                                               6/15/21 (144A)                                     92,250
     250,000                          B/B2     James River Coal Co., 7.875%,
                                               4/1/19                                            170,000
      75,000                          B/B3     Murray Energy Corp., 10.25%,
                                               10/15/15 (144A)                                    72,938
     100,000                       BB+/Ba1     Peabody Energy Corp., 6.0%,
                                               11/15/18 (144A)                                    98,000
                                                                                             -----------
                                                                                             $   525,438
                                                                                             -----------
                                               Total Energy                                  $ 4,213,778
--------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 7.4%
                                               Commodity Chemicals -- 0.2%
     100,000                       CCC+/B3     Hexion US Finance Corp., 8.875%,
                                               2/1/18                                        $   103,500
--------------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 0.8%
     125,000                       BB-/Ba3     Celanese US Holdings LLC, 5.875%,
                                               6/15/21                                       $   131,875
     175,000                      CCC/Caa1     Ineos Group Holdings, Ltd., 8.5%,
                                               2/15/16 (144A)                                    165,375
     100,000                          B/B2     Kinove German Bondco GmbH,
                                               9.625%, 6/15/18 (144A)                            104,000
                                                                                             -----------
                                                                                             $   401,250
--------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 0.2%
     100,000                        BB/Ba2     Nova Chemicals Corp., 7.875%,
                                               9/15/25                                       $    99,999
--------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 1.4%
     130,000                         B-/B3     AEP Industries, Inc., 8.25%, 4/15/19          $   136,500
     105,964                       B-/Caa1     ARD Finance SA, 11.125%, 6/1/18
                                               (144A) (PIK)                                      104,375

The accompanying notes are an integral part of these financial statements.

24    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                            Value
------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- (continued)
EURO 100,000                        B-/B3     Ardagh Glass Finance Plc, 8.75%,
                                              2/1/20 (144A)                          $   131,335
EURO 150,000                      BB-/Ba3     Ardagh Packaging Finance Plc,
                                              7.375%, 10/15/17 (144A)                    212,003
EURO 100,000                      BB+/Ba2     OI European Group BV, 6.75%,
                                              9/15/20 (144A)                             140,668
                                                                                     -----------
                                                                                     $   724,881
------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 0.8%
     200,000                       B+/Ba3     Cascades, Inc., 7.875%, 1/15/20        $   197,500
     100,000                         B/B3     Packaging Dynamics Corp., 8.75%,
                                              2/1/16 (144A)                              105,000
     125,000                        BB/B1     Sealed Air Corp., 8.125%,
                                              9/15/19 (144A)                             137,969
                                                                                     -----------
                                                                                     $   440,469
------------------------------------------------------------------------------------------------
                                              Aluminum -- 0.3%
     150,000                    BBB-/Baa3     Alcoa, Inc., 6.15%, 8/15/20            $   161,471
------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 1.3%
     200,000                    BBB-/Baa3     Gold Fields Orogen Holding BVI, Ltd.,
                                              4.875%, 10/7/20 (144A)                 $   191,698
     100,000                    CCC+/Caa1     Midwest Vanadium Pty, Ltd., 11.5%,
                                              2/15/18 (144A)                              69,000
     200,000                      CCC+/B2     Mirabela Nickel, Ltd., 8.75%,
                                              4/15/18 (144A)                             172,000
      75,000                       BB-/B1     Quadra FNX Mining, Ltd., 7.75%,
                                              6/15/19 (144A)                              85,312
     200,000                       BB/Ba3     Vedanta Resources Plc, 8.25%,
                                              6/7/21 (144A)                              185,500
                                                                                     -----------
                                                                                     $   703,510
------------------------------------------------------------------------------------------------
                                              Steel -- 1.3%
     200,000                        B+/B3     AM Castle & Co., 12.75%,
                                              12/15/16 (144A)                        $   216,500
     200,000                        BB/B2     APERAM , 7.375%, 4/1/16 (144A)             195,500
     100,000                        B+/B3     Essar Steel Algoma, Inc., 9.375%,
                                              3/15/15 (144A)                             103,250
     100,000                         B/B3     JMC Steel Group, 8.25%,
                                              3/15/18 (144A)                             104,000
     100,000                        NR/B2     Metinvest BV, 8.75%,
                                              2/14/18 (144A)                              90,500
                                                                                     -----------
                                                                                     $   709,750
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    25

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                               Paper Products -- 1.1%
     200,000                         B+/B1     Appleton Papers, Inc., 10.5%,
                                               6/15/15 (144A)                          $   207,500
     100,000                     CCC+/Caa1     Exopack Holding Corp., 10.0%,
                                               6/1/18                                      105,000
     100,000                         B+/B2     Longview Fibre Paper & Packaging,
                                               Inc., 8.0%, 6/1/16 (144A)                   101,875
     200,000                        BB/Ba2     Sappi Papier Holding GmbH, 6.625%,
                                               4/15/21 (144A)                              187,000
                                                                                       -----------
                                                                                       $   601,375
                                                                                       -----------
                                               Total Materials                         $ 3,946,205
--------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 5.8%
                                               Aerospace & Defense -- 0.2%
     100,000                         B-/B2     DynCorp International, Inc., 10.375%,
                                               7/1/17                                  $    86,875
--------------------------------------------------------------------------------------------------
                                               Building Products -- 0.8%
     200,000                       BB+/Ba3     Building Materials Corp of America,
                                               6.75%, 5/1/21 (144A)                    $   212,250
      50,000                      BBB-/Ba2     Masco Corp., 5.95%, 3/15/22                  50,116
     135,000                      BBB-/Ba2     Masco Corp., 7.125%, 3/15/20                144,324
                                                                                       -----------
                                                                                       $   406,690
--------------------------------------------------------------------------------------------------
                                               Construction & Engineering -- 0.7%
     200,000                        B+/Ba3     Abengoa Finance SAU, 8.875%,
                                               11/1/17 (144A)                          $   199,000
     200,000                         B+/B1     Empresas ICA SAB de CV, 8.9%,
                                               2/4/21 (144A)                               200,500
                                                                                       -----------
                                                                                       $   399,500
--------------------------------------------------------------------------------------------------
                                               Electrical Components & Equipment -- 0.6%
     200,000                          B/B3     Coleman Cable, Inc., 9.0%, 2/15/18      $   210,500
     100,000                          B/B2     WireCo WorldGroup, Inc., 9.5%,
                                               5/15/17                                     103,250
                                                                                       -----------
                                                                                       $   313,750
--------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.4%
     100,000                          B/NR     Cia Latinoamericana de Infraestructura
                                               & Servicios SA, 9.5%, 12/15/16          $    86,000
     150,000                       CCC+/B3     Park-Ohio Industries, Inc., 8.125%,
                                               4/1/21                                      154,500
                                                                                       -----------
                                                                                       $   240,500
--------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery &
                                               Heavy Trucks -- 0.4%
     100,000                       BB-/Ba2     Boart Longyear Management Pty, Ltd.,
                                               7.0%, 4/1/21 (144A)                     $   104,500

The accompanying notes are an integral part of these financial statements.

26    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

-------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery &
                                               Heavy Trucks -- (continued)
     100,000                          B/B2     Commercial Vehicle Group, Inc.,
                                               7.875%, 4/15/19 (144A)                 $   101,000
                                                                                      -----------
                                                                                      $   205,500
-------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 1.4%
     100,000                        B/Caa1     Liberty Tire Recycling, 11.0%,
                                               10/1/16 (144A)                         $    94,000
     100,000                     CCC+/Caa2     Mueller Water Products, Inc., 7.375%,
                                               6/1/17                                      98,500
     200,000                          B/B1     Schaeffler Finance BV, 8.5%,
                                               2/15/19 (144A)                             213,500
     200,000                         B+/NR     WPE International Cooperatief UA,
                                               10.375%, 9/30/20 (144A)                    188,660
     198,000                          B/B3     Xerium Technologies, Inc., 8.875%,
                                               6/15/18                                    171,765
                                                                                      -----------
                                                                                      $   766,425
-------------------------------------------------------------------------------------------------
                                               Trading Companies & Distributors -- 1.3%
     200,000                       BBB-/NR     Aviation Capital Group Corp., 6.75%,
                                               4/6/21 (144A)                          $   193,982
     170,000                          B/B2     Avis Budget Car Rental LLC, 8.25%,
                                               1/15/19                                    177,225
     100,000                         B-/B3     INTCOMEX, Inc., 13.25%, 12/15/14            99,500
      55,000                          B/B3     UR Financing Escrow Corp., 7.375%,
                                               5/15/20 (144A)                              56,238
     140,000                          B/B3     UR Financing Escrow Corp., 7.625%,
                                               4/15/22 (144A)                             143,850
                                                                                      -----------
                                                                                      $   670,795
                                                                                      -----------
                                               Total Capital Goods                    $ 3,090,035
-------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                               Diversified Support Services -- 0.7%
     100,000                          B/B3     ADS Tactical, Inc., 11.0%,
                                               4/1/18 (144A)                          $   104,500
     225,000                         B+/B1     Iron Mountain, Inc., 7.75%, 10/1/19        245,812
                                                                                      -----------
                                                                                      $   350,312
                                                                                      -----------
                                               Total Commercial Services
                                               & Supplies                             $   350,312
-------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 2.6%
                                               Air Freight & Logistics -- 0.4%
     200,000                        B+/Ba3     CEVA Group Plc, 8.375%,
                                               12/1/17 (144A)                         $   198,000
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    27

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                               Airlines -- 1.2%
     150,000                     BBB-/Baa3     American Airlines 2011-2 Class A Pass
                                               Through Trust, 8.625%, 10/15/21         $   158,250
      49,590                        BB/Ba2     Continental Airlines 1997-4 Class B
                                               Pass Through Trust, 6.9%, 1/2/17             49,590
      49,861                       BB-/Ba1     Continental Airlines 2001-1 Class B
                                               Pass Through Trust, 7.373%,
                                               12/15/15                                     50,045
     100,000                       BB+/Ba3     Delta Air Lines 2010-1 Class B Pass
                                               Through Trust, 6.375%, 1/2/16                96,000
     300,000                          B/NR     TAM Capital 3, Inc., 8.375%,
                                               6/3/21 (144A)                               315,750
                                                                                       -----------
                                                                                       $   669,635
--------------------------------------------------------------------------------------------------
                                               Marine -- 0.1%
     100,000                         B+/B3     Navios South American Logistics, Inc.,
                                               9.25%, 4/15/19                          $    87,500
--------------------------------------------------------------------------------------------------
                                               Trucking -- 0.5%
     150,000                     BBB-/Baa2     Asciano Finance, Ltd., 5.0%,
                                               4/7/18 (144A)                           $   154,930
     100,000                          B/B3     Syncreon Global Ireland, Ltd., 9.5%,
                                               5/1/18 (144A)                                98,000
                                                                                       -----------
                                                                                       $   252,930
--------------------------------------------------------------------------------------------------
                                               Airport Services -- 0.4%
      95,000                          B/B2     Aeropuertos Argentina 2000 SA,
                                               10.75%, 12/1/20 (144A)                  $    95,950
     100,000                          B/B2     Aguila 3 SA, 7.875%,
                                               1/31/18 (144A)                              104,500
                                                                                       -----------
                                                                                       $   200,450
                                                                                       -----------
                                               Total Transportation                    $ 1,408,515
--------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 1.8%
                                               Auto Parts & Equipment -- 0.9%
     100,000                         B-/B3     Allison Transmission, Inc., 7.125%,
                                               5/15/19 (144A)                          $   103,500
     100,000                          B/B1     American Axle & Manufacturing, Inc.,
                                               7.75%, 11/15/19                             106,750
     200,000                        B/Caa1     International Automotive Components
                                               Group SL, 9.125%, 6/1/18 (144A)             174,000
     100,000                         B+/B2     Pittsburgh Glass Works LLC, 8.5%,
                                               4/15/16 (144A)                               99,500
                                                                                       -----------
                                                                                       $   483,750
--------------------------------------------------------------------------------------------------
                                               Tires & Rubber -- 0.5%
     200,000                        BB-/B2     Cooper Tire & Rubber Co., 8.0%,
                                               12/15/19                                $   216,250

The accompanying notes are an integral part of these financial statements.

28    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

--------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
--------------------------------------------------------------------------------------------------------
                                                    Tires & Rubber -- (continued)
         60,000                           B+/B1     The Goodyear Tire & Rubber Co., 7.0%,
                                                    5/15/22                                  $    58,350
                                                                                             -----------
                                                                                             $   274,600
--------------------------------------------------------------------------------------------------------
                                                    Automobile Manufacturers -- 0.4%
        100,000                          NR/Ba1     Automotores Gildemeister SA, 8.25%,
                                                    5/24/21 (144A)                           $   106,650
        100,000                            B/B2     Chrysler Group LLC, 8.25%, 6/15/21           101,000
                                                                                             -----------
                                                                                             $   207,650
                                                                                             -----------
                                                    Total Automobiles & Components           $   966,000
--------------------------------------------------------------------------------------------------------
                                                    CONSUMER DURABLES & APPAREL -- 1.9%
                                                    Homebuilding -- 1.1%
        100,000                          NR/Ba3     Desarrolladora Homex SAB de CV,
                                                    9.5%, 12/11/19 (144A)                    $   106,000
         55,000                          NR/Ba3     Desarrolladora Homex SAB de CV,
                                                    9.75%, 3/25/20 (144A)                         58,300
        200,000                            B/B2     KB Home, 8.0%, 3/15/20                       198,000
        200,000                          NR/Ba3     Urbi Desarrollos Urbanos SAB de CV,
                                                    9.5%, 1/21/20 (144A)                         211,000
                                                                                             -----------
                                                                                             $   573,300
--------------------------------------------------------------------------------------------------------
                                                    Housewares & Specialties -- 0.6%
        330,000                         B-/Caa1     Reynolds Group Issuer, Inc., 9.875%,
                                                    8/15/19 (144A)                           $   337,425
--------------------------------------------------------------------------------------------------------
                                                    Leisure Products -- 0.2%
   EURO 100,000                        CCC/Caa2     Heckler & Koch GmbH, 9.5%,
                                                    5/15/18 (144A)                           $    85,334
                                                                                             -----------
                                                    Total Consumer Durables & Apparel        $   996,059
--------------------------------------------------------------------------------------------------------
                                                    CONSUMER SERVICES -- 1.4%
                                                    Casinos & Gaming -- 1.0%
        195,000                            B/B2     Codere Finance Luxembourg SA,
                                                    9.25%, 2/15/19 (144A)                    $   193,538
   EURO 200,000            8.25          BB/Ba2     Lottomatica S.p.A., Floating Rate Note,
                                                    3/31/66 (144A)                               248,848
        100,000                          BB-/B1     Scientific Games International, Inc.,
                                                    9.25%, 6/15/19                               110,750
                                                                                             -----------
                                                                                             $   553,136
--------------------------------------------------------------------------------------------------------
                                                    Hotels, Resorts & Cruise Lines -- 0.4%
        200,000                           B-/B3     Seven Seas Cruises S de RL LLC,
                                                    9.125%, 5/15/19 (144A)                   $   203,000
                                                                                             -----------
                                                    Total Consumer Services                  $   756,136
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    29

------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                             Value
------------------------------------------------------------------------------------------------------
                                                    MEDIA -- 3.0%
                                                    Advertising -- 0.1%
        100,000                         B-/Caa2     Sitel LLC, 11.5%, 4/1/18               $    72,000
------------------------------------------------------------------------------------------------------
                                                    Broadcasting -- 2.3%
        100,000                          BB-/B1     CCO Holdings LLC, 6.5%, 4/30/21        $   103,500
        150,000                          BB-/B1     CCO Holdings LLC, 7.375%, 6/1/20           162,750
        150,000                         CCC+/B3     Cumulus Media Holdings, Inc., 7.75%,
                                                    5/1/19 (144A)                              141,750
   EURO 300,000                            B/B1     Nara Cable Funding, Ltd., 8.875%,
                                                    12/1/18 (144A)                             370,005
        350,000                           B+/B2     Univision Communications, Inc.,
                                                    6.875%, 5/15/19 (144A)                     354,812
        100,000                       CCC+/Caa2     Univision Communications, Inc., 8.5%,
                                                    5/15/21 (144A)                              99,000
                                                                                           -----------
                                                                                           $ 1,231,817
------------------------------------------------------------------------------------------------------
                                                    Movies & Entertainment -- 0.4%
        100,000                           B-/B3     Production Resource Group, Inc.,
                                                    8.875%, 5/1/19 (144A)                  $    84,750
        100,000                           B-/B3     Regal Entertainment Group, 9.125%,
                                                    8/15/18                                    109,500
                                                                                           -----------
                                                                                           $   194,250
------------------------------------------------------------------------------------------------------
                                                    Publishing -- 0.2%
        100,000                            B/B3     MPL 2 Acquisition Canco, Inc.,
                                                    9.875%, 8/15/18 (144A)                 $    83,125
                                                                                           -----------
                                                    Total Media                            $ 1,581,192
------------------------------------------------------------------------------------------------------
                                                    RETAILING -- 0.6%
                                                    Department Stores -- 0.2%
        100,000                            B/NR     Grupo Famsa SAB de CV, 11.0%,
                                                    7/20/15 (144A)                         $   104,500
------------------------------------------------------------------------------------------------------
                                                    Apparel Retail -- 0.4%
        250,000                            B/B3     Brown Shoe Co, Inc., 7.125%,
                                                    5/15/19                                $   245,000
                                                                                           -----------
                                                    Total Retailing                        $   349,500
------------------------------------------------------------------------------------------------------
                                                    FOOD, BEVERAGE & TOBACCO -- 2.0%
                                                    Soft Drinks -- 0.1%
         35,000                          BB/Ba2     Central American Bottling Corp.,
                                                    6.75%, 2/9/22 (144A)                   $    36,225
------------------------------------------------------------------------------------------------------
                                                    Packaged Foods & Meats -- 1.5%
        100,000                         CCC+/B3     Del Monte Corp., 7.625%, 2/15/19       $    99,500
        100,000                            B/B3     FAGE Dairy Industry SA, 9.875%,
                                                    2/1/20 (144A)                               98,000
        100,000                           B+/B1     Marfrig Overseas, Ltd., 9.5%,
                                                    5/4/20 (144A)                               91,580

The accompanying notes are an integral part of these financial statements.

30    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

----------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                               Packaged Foods &
                                               Meats -- (continued)
     200,000                         B+/B2     Minerva Overseas II, Ltd., 10.875%,
                                               11/15/19 (144A)                           $   211,000
     100,000                       B-/Caa1     Pilgrim's Pride Corp., 7.875%,
                                               12/15/18                                       99,750
     200,000                         B+/B1     Post Holdings, Inc., 7.375%,
                                               2/15/22 (144A)                                209,500
                                                                                         -----------
                                                                                         $   809,330
----------------------------------------------------------------------------------------------------
                                               Tobacco -- 0.4%
     200,000                          B/B2     Alliance One International, Inc., 10.0%,
                                               7/15/16                                   $   201,000
                                                                                         -----------
                                               Total Food, Beverage & Tobacco            $ 1,046,555
----------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 4.3%
                                               Health Care Equipment -- 0.3%
     150,000                         B+/B2     Physio-Control International, Inc.,
                                               9.875%, 1/15/19 (144A)                    $   157,500
----------------------------------------------------------------------------------------------------
                                               Health Care Supplies -- 0.4%
     100,000                        B/Caa1     ConvaTec Healthcare E SA, 10.5%,
                                               12/15/18 (144A)                           $   102,750
     100,000                       B-/Caa1     Immucor, Inc., 11.125%, 8/15/19               111,125
                                                                                         -----------
                                                                                         $   213,875
----------------------------------------------------------------------------------------------------
                                               Health Care Services -- 0.8%
     150,000                       B-/Caa1     BioScrip, Inc., 10.25%, 10/1/15           $   162,375
     200,000                      CCC/Caa2     Gentiva Health Services, Inc., 11.5%,
                                               9/1/18                                        186,500
      75,000                     CCC+/Caa1     Rural Metro Corp., 10.125%,
                                               7/15/19 (144A)                                 70,500
                                                                                         -----------
                                                                                         $   419,375
----------------------------------------------------------------------------------------------------
                                               Health Care Facilities -- 1.7%
     100,000                         NR/NR     Aviv Healthcare Properties LP, 7.75%,
                                               2/15/19 (144A)                            $   101,750
     200,000                          B/B3     Capella Healthcare, Inc., 9.25%,
                                               7/1/17                                        205,000
     200,000                         B-/B3     Kindred Healthcare, Inc., 8.25%,
                                               6/1/19                                        174,250
     195,000                        BB-/B1     Tenet Healthcare Corp., 6.25%,
                                               11/1/18 (144A)                                201,338
     100,000                       CCC+/NR     USPI Finance Corp., 9.0%,
                                               4/1/20 (144A)                                 103,000
     130,000                         B-/B3     Vanguard Health Holding Co II LLC,
                                               7.75%, 2/1/19                                 129,350

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    31

---------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
Principal        Rate (b)       Ratings
Amount ($)       (unaudited)    (unaudited)                                              Value
---------------------------------------------------------------------------------------------------
                                                Health Care Facilities -- (continued)
        3,000                     CCC+/Caa1     Vanguard Health Systems, Inc., 0.0%,
                                                2/1/16 (c)                              $     1,980
                                                                                        -----------
                                                                                        $   916,668
---------------------------------------------------------------------------------------------------
                                                Managed Health Care -- 0.3%
      155,000                       BB+/Ba3     AMERIGROUP Corp., 7.5%, 11/15/19        $   169,725
---------------------------------------------------------------------------------------------------
                                                Health Care Technology -- 0.8%
      200,000                     CCC+/Caa1     Emdeon, Inc., 11.0%,
                                                12/31/19 (144A)                         $   226,000
      175,000                         B-/B3     MedAssets, Inc., 8.0%, 11/15/18             183,750
                                                                                        -----------
                                                                                        $   409,750
                                                                                        -----------
                                                Total Health Care Equipment
                                                & Services                              $ 2,286,893
---------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                                SCIENCES -- 0.4%
                                                Biotechnology -- 0.2%
      130,000                         BB/B3     Warner Chilcott Co. LLC, 7.75%,
                                                9/15/18                                 $   135,525
---------------------------------------------------------------------------------------------------
                                                Life Sciences Tools & Services -- 0.2%
      100,000           9.50         B/Caa1     Catalent Pharma Solutions, Inc.,
                                                Floating Rate Note, 4/15/15             $   102,750
                                                                                        -----------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                         $   238,275
---------------------------------------------------------------------------------------------------
                                                BANKS -- 2.6%
                                                Diversified Banks -- 0.8%
      100,000                        NR/Ba1     Banco Industrial e Comercial SA, 8.5%,
                                                4/27/20 (144A)                          $   103,000
      100,000                       NR/Baa2     BanColombia SA, 5.95%, 6/3/21               105,875
      150,000                         NR/A2     BBVA Bancomer SA Texas, 6.5%,
                                                3/10/21 (144A)                              156,375
      100,000                       BBB+/A2     Intesa Sanpaolo S.p.A., 3.625%,
                                                8/12/15 (144A)                               95,534
                                                                                        -----------
                                                                                        $   460,784
---------------------------------------------------------------------------------------------------
                                                Regional Banks -- 1.8%
      125,000                      BB+/Baa3     Capital One Capital VI, 8.875%,
                                                5/15/40                                 $   125,840
      250,000                          A/A1     HSBC Bank USA NA New York NY,
                                                6.0%, 8/9/17                                272,185
      150,000          6.75        BBB/Baa3     PNC Financial Services Group, Inc.,
                                                Floating Rate Note, 7/29/49                 158,148

The accompanying notes are an integral part of these financial statements.

32    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                               Regional Banks -- (continued)
     400,000          5.46       BBB+/Baa1     State Street Capital Trust III, Floating
                                               Rate Note, 1/29/49                        $   401,560
                                                                                         -----------
                                                                                         $   957,733
                                                                                         -----------
                                               Total Banks                               $ 1,418,517
----------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 7.0%
                                               Other Diversified Financial Services -- 3.8%
     150,000                         A-/A3     Citigroup, Inc., 5.375%, 8/9/20           $   161,113
     250,000         10.25          BB-/NR     Compass Re, Ltd., Floating Rate Note,
                                               1/8/15 (Cat Bond) (144A)                      245,250
     250,000          0.00           BB/NR     East Lane Re V, Ltd., Floating Rate
                                               Note, 3/16/16 (Cat Bond) (144A)               247,975
     200,000                         A/Aa3     JPMorgan Chase & Co., 4.35%,
                                               8/15/21                                       204,347
     100,000          7.90        BBB/Baa1     JPMorgan Chase & Co., Floating Rate
                                               Note, 4/29/49                                 109,552
     250,000          6.00           BB/NR     Lodestone Re, Ltd., Floating Rate Note,
                                               1/8/14 (Cat Bond) (144A)                      242,625
     250,000          6.25           BB/NR     Lodestone Re, Ltd., Floating Rate Note,
                                               5/17/13 (Cat Bond) (144A)                     247,500
     100,000                         B+/B1     Marfrig Holding Europe BV, 8.375%,
                                               5/9/18 (144A)                                  91,000
     250,000          0.00          BB-/NR     Queen Street IV Capital, Ltd., Floating
                                               Rate Note, 4/9/15 (Cat Bond) (144A)           239,250
     250,000          0.00           NR/NR     Queen Street V Re, Ltd., Floating Rate
                                               Note, 4/9/15 (Cat Bond) (144A)                247,225
                                                                                         -----------
                                                                                         $ 2,035,837
----------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.8%
     200,000                      BBB/Baa3     Cantor Fitzgerald LP, 7.875%,
                                               10/15/19 (144A)                           $   196,743
     250,000          5.25          BB+/NR     Kibou, Ltd., Floating Rate Note,
                                               2/16/15 (Cat Bond) (144A)                     249,150
                                                                                         -----------
                                                                                         $   445,893
----------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.8%
     200,000                       BB+/Ba1     Ford Motor Credit Co LLC, 7.5%,
                                               8/1/12                                    $   202,984
     150,000                        CCC/B3     Springleaf Finance Corp., 6.9%,
                                               12/15/17                                      117,000
     100,000                         NR/NR     Tarjeta Naranja SA, 9.0%,
                                               1/28/17 (144A)                                 95,000
                                                                                         -----------
                                                                                         $   414,984
----------------------------------------------------------------------------------------------------
                                               Asset Management & Custody Banks -- 0.2%
     100,000                       BB+/Ba1     Neuberger Berman Group LLC,
                                               5.625%, 3/15/20 (144A)                    $   100,500
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    33

----------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                                 Value
----------------------------------------------------------------------------------------------------------
                                                    Investment Banking & Brokerage -- 1.4%
        100,000            5.79        BB+/Baa2     Goldman Sachs Capital II, Floating
                                                    Rate Note, 6/1/43                          $    68,625
        100,000                          BBB/A3     Macquarie Bank, Ltd., 6.625%,
                                                    4/7/21 (144A)                                  100,382
        150,000                         A-/Baa1     Merrill Lynch & Co, Inc., 6.05%,
                                                    8/15/12                                        152,605
        100,000                       BBB+/Baa2     Merrill Lynch & Co, Inc., 7.75%,
                                                    5/14/38                                        109,142
        150,000                         NR/Baa3     Scottrade Financial Services, Inc.,
                                                    6.125%, 7/11/21 (144A)                         146,947
        150,000                           A-/A1     The Goldman Sachs Group, Inc.,
                                                    5.25%, 7/27/21                                 148,487
                                                                                               -----------
                                                                                               $   726,188
                                                                                               -----------
                                                    Total Diversified Financials               $ 3,723,402
----------------------------------------------------------------------------------------------------------
                                                    INSURANCE -- 6.2%
                                                    Insurance Brokers -- 1.4%
        200,000                        CCC/Caa2     Alliant Holdings I, Inc., 11.0%,
                                                    5/1/15 (144A)                              $   209,750
        200,000                       CCC+/Caa2     HUB International Holdings, Inc.,
                                                    10.25%, 6/15/15 (144A)                         206,250
    GBP 100,000                          NR/Ba3     Towergate Finance Plc, 8.5%,
                                                    2/15/18 (144A)                                 149,553
        100,000                        CCC/Caa2     USI Holdings Corp., 9.75%,
                                                    5/15/15 (144A)                                 100,500
        100,000            4.38        CCC/Caa1     USI Holdings Corp., Floating Rate Note,
                                                    11/15/14 (144A)                                 93,500
                                                                                               -----------
                                                                                               $   759,553
----------------------------------------------------------------------------------------------------------
                                                    Life & Health Insurance -- 0.3%
        150,000            8.88       BBB+/Baa3     Prudential Financial, Inc., Floating Rate
                                                    Note, 6/15/38                              $   177,000
----------------------------------------------------------------------------------------------------------
                                                    Multi-line Insurance -- 1.0%
        300,000                        BBB/Baa3     Genworth Financial, Inc., 7.2%,
                                                    2/15/21                                    $   305,524
        225,000            7.00         BB/Baa3     Liberty Mutual Group, Inc., Floating
                                                    Rate Note, 3/15/37 (144A)                      202,500
                                                                                               -----------
                                                                                               $   508,024
----------------------------------------------------------------------------------------------------------
                                                    Property & Casualty Insurance -- 0.8%
        100,000                       BBB-/Baa2     OneBeacon US Holdings, Inc., 5.875%,
                                                    5/15/13                                    $   102,914
        110,000            7.51         BB+/Ba2     Sirius International Group, Ltd.,
                                                    Floating Rate Note, 5/29/49 (144A)             105,655

The accompanying notes are an integral part of these financial statements.

34    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                               Property & Casualty Insurance -- (continued)
   250,000            6.50        BBB-/Ba1     XL Group Plc, Floating Rate Note,
                                               12/29/49                                $   210,625
                                                                                       -----------
                                                                                       $   419,194
--------------------------------------------------------------------------------------------------
                                               Reinsurance -- 2.7%
   250,000            0.00          NR/Ba3     Combine Re, Ltd., Floating Rate Note,
                                               1/7/15 (Cat Bond) (144A)                $   249,475
   250,000            9.00           BB/NR     Mystic Re, Ltd., Floating Rate Note,
                                               3/12/15 (Cat Bond) (144A)                   248,300
   250,000            6.75       BBB-/Baa3     Reinsurance Group of America, Inc.,
                                               Floating Rate Note, 12/15/65                231,250
   250,000           13.24           B-/NR     Successor X, Ltd., Floating Rate Note,
                                               1/7/14 (Cat Bond) (144A)                    247,550
   250,000           13.00           NR/NR     Successor X, Ltd., Floating Rate Note,
                                               2/25/14 (Cat Bond) (144A)                   242,325
   200,000                        BBB/Baa2     Validus Holdings, Ltd., 8.875%,
                                               1/26/40                                     221,074
                                                                                       -----------
                                                                                       $ 1,439,974
                                                                                       -----------
                                               Total Insurance                         $ 3,303,745
--------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 1.1%
                                               Diversified REITs -- 0.6%
   100,000                          B+/Ba3     CNL Lifestyle Properties, Inc., 7.25%,
                                               4/15/19                                 $    90,000
   250,000                        BBB/Baa2     Goodman Funding Pty, Ltd., 6.375%,
                                               4/15/21 (144A)                              258,781
                                                                                       -----------
                                                                                       $   348,781
--------------------------------------------------------------------------------------------------
                                               Specialized REITs -- 0.5%
   100,000                          BB-/B2     Sabra Health Care LP, 8.125%,
                                               11/1/18                                 $   106,000
   150,000                        BBB/Baa2     Ventas Realty LP, 4.75%, 6/1/21             151,345
                                                                                       -----------
                                                                                       $   257,345
                                                                                       -----------
                                               Total Real Estate                       $   606,126
--------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.2%
                                               Internet Software & Services -- 0.2%
   100,000                         BB-/Ba2     Equinix, Inc., 7.0%, 7/15/21            $   109,750
                                                                                       -----------
                                               Total Software & Services               $   109,750
--------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                                               Communications Equipment -- 0.6%
   260,000                            B/B3     CommScope, Inc., 8.25%,
                                               1/15/19 (144A)                          $   276,900
    35,000                           B+/B1     Viasat, Inc., 6.875%, 6/15/20 (144A)         35,875
                                                                                       -----------
                                                                                       $   312,775
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    35

------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                             Value
------------------------------------------------------------------------------------------------------
                                                    Computer Storage & Peripherals -- 0.4%
        200,000                         BB+/Ba1     Seagate HDD Cayman, 7.0%,
                                                    11/1/21 (144A)                         $   215,000
                                                                                           -----------
                                                    Total Technology Hardware
                                                    & Equipment                            $   527,775
------------------------------------------------------------------------------------------------------
                                                    SEMICONDUCTORS & SEMICONDUCTOR
                                                    EQUIPMENT -- 0.4%
                                                    Semiconductor Equipment -- 0.4%
        100,000                          BB/Ba3     Amkor Technology, Inc., 6.625%,
                                                    6/1/21                                 $   103,375
        150,000                           BB/B3     MEMC Electronic Materials, Inc.,
                                                    7.75%, 4/1/19                              119,250
                                                                                           -----------
                                                                                           $   222,625
                                                                                           -----------
                                                    Total Semiconductors &
                                                    Semiconductor Equipment                $   222,625
------------------------------------------------------------------------------------------------------
                                                    TELECOMMUNICATION SERVICES -- 3.2%
                                                    Integrated Telecommunication Services -- 2.2%
        150,000                         BB/Baa3     CenturyLink, Inc., 7.6%, 9/15/39       $   141,887
        220,000                            B/B1     Cincinnati Bell, Inc., 8.375%,
                                                    10/15/20                                   221,100
        250,000                          BB/Ba2     Frontier Communications Corp., 8.75%,
                                                    4/15/22                                    263,750
        125,000                       BBB+/Baa1     Telefonica Emisiones SAU, 6.221%,
                                                    7/3/17                                     132,122
   EURO 200,000                          NR/Ba3     Telenet Finance III Luxembourg SCA,
                                                    6.625%, 2/15/21 (144A)                     270,003
        105,000                           B+/NR     Windstream Corp., 7.5%, 6/1/22             109,725
                                                                                           -----------
                                                                                           $ 1,138,587
------------------------------------------------------------------------------------------------------
                                                    Wireless Telecommunication Services -- 1.0%
        155,000                          NR/Ba3     GTP Acquisition Partners I LLC,
                                                    7.628%, 6/15/16 (144A)                 $   149,811
        150,000                            B/B3     Intelsat Jackson Holdings SA, 7.5%,
                                                    4/1/21                                     157,688
        100,000                            B/B2     MetroPCS Wireless, Inc., 7.875%,
                                                    9/1/18                                     105,250
        125,000                          BB/Ba3     Vimpel Communications Via VIP
                                                    Finance Ireland, Ltd. OJSC, 9.125%,
                                                    4/30/18 (144A)                             136,562
                                                                                           -----------
                                                                                           $   549,311
                                                                                           -----------
                                                    Total Telecommunication Services       $ 1,687,898
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

---------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                               UTILITIES -- 3.0%
                                               Electric Utilities -- 1.2%
     100,000                         B-/NR     Cia de Transporte de Energia Electrica
                                               en Alta Tension Transener SA, 9.75%,
                                               8/15/21 (144A)                           $    78,000
     150,000                       BBB+/A3     Enel Finance International NV, 5.125%,
                                               10/7/19 (144A)                               147,408
     200,000                      BB+/Baa3     Israel Electric Corp, Ltd., 6.7%,
                                               2/10/17 (144A)                               206,177
      75,000          6.25       BBB-/Baa2     Southern California Edison Co.,
                                               Floating Rate Note, 8/1/49                    76,592
     200,000                        CCC/B2     Texas Competitive Electric Holdings Co
                                               LLC, 11.5%, 10/1/20 (144A)                   130,500
                                                                                        -----------
                                                                                        $   638,677
---------------------------------------------------------------------------------------------------
                                               Gas Utilities -- 0.3%
     165,000                        NR/Ba2     AmeriGas Finance LLC, 7.0%,
                                               5/20/22                                  $   168,300
---------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- 1.5%
     250,000          5.75          BB+/NR     East Lane Re, Ltd., Floating Rate Note,
                                               3/14/14 (Cat Bond) (144A)                $   248,550
     100,000                         NR/B1     Inkia Energy, Ltd., 8.375%,
                                               4/4/21 (144A)                                103,000
     150,000                        BB-/B1     NRG Energy, Inc., 7.625%, 5/15/19            144,750
     200,000                        BB-/B1     NRG Energy, Inc., 8.25%, 9/1/20              197,000
     100,000                        BB-/B1     NRG Energy, Inc., 8.5%, 6/15/19              100,750
                                                                                        -----------
                                                                                        $   794,050
                                                                                        -----------
                                               Total Utilities                          $ 1,601,027
---------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $34,472,697)                       $34,430,320
---------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT BONDS -- 0.5%
     100,000                          B/B3     Provincia de Buenos Aires Argentina,
                                               10.875%, 1/26/21 (144A)                  $    74,000
     200,000                       NR/Baa1     Russian Foreign Bond -- Eurobond,
                                               5.625%, 4/4/42 (144A)                        198,400
                                                                                        -----------
                                                                                        $   272,400
                                                                                        -----------
                                               TOTAL FOREIGN GOVERNMENT BONDS
                                               (Cost $289,114)                          $   272,400
---------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 1.6%
                                               Municipal Airport -- 0.3%
     150,000                         NR/NR     City of Charlotte North Carolina, 5.6%,
                                               7/1/27                                   $   131,187
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    37

-----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                               Municipal Development -- 0.2%
     100,000          8.50           NR/NR     California State Enterprise
                                               Development Authority, Floating Rate
                                               Note, 4/1/31                               $   106,603
-----------------------------------------------------------------------------------------------------
                                               Municipal General -- 0.4%
     100,000                       BB+/Ba1     Central Texas Regional Mobility
                                               Authority, 6.75%, 1/1/41                   $   107,039
     100,000                         A+/A1     New Jersey Transportation Trust Fund
                                               Authority, 5.5%, 6/15/41                       112,685
                                                                                          -----------
                                                                                          $   219,724
-----------------------------------------------------------------------------------------------------
                                               Municipal Medical -- 0.5%
     100,000                        AA-/A1     Massachusetts Development Finance
                                               Agency, 5.25%, 4/1/37                      $   108,506
     150,000                          A/NR     New Hampshire Health & Education
                                               Facilities Authority, 6.5%, 1/1/41             169,179
                                                                                          -----------
                                                                                          $   277,685
-----------------------------------------------------------------------------------------------------
                                               Municipal Pollution -- 0.2%
     100,000                         B+/B1     County of York South Carolina, 5.7%,
                                                          1/1/24                          $    97,100
                                                                                          -----------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $765,974)                            $   832,299
-----------------------------------------------------------------------------------------------------
                                               SENIOR FLOATING RATE LOAN
                                               INTERESTS -- 15.1%**
                                               ENERGY -- 0.6%
                                               Oil & Gas Equipment & Services -- 0.4%
     202,180          6.25           B+/B2     Frac Tech Services LLC, Term Loan,
                                                         4/19/16                          $   201,801
-----------------------------------------------------------------------------------------------------
                                               Integrated Oil & Gas -- 0.2%
      91,871          4.50        BBB/Baa2     Glenn Pool Oil & Gas Trust, Term Loan,
                                                          6/1/16                          $    93,938
                                                                                          -----------
                                               Total Energy                               $   295,739
-----------------------------------------------------------------------------------------------------
                                               MATERIALS -- 1.5%
                                               Commodity Chemicals -- 0.3%
      99,496          6.00            B/B2     CPG International I, Inc., Term Loan,
                                                         1/26/17                          $    96,014
      50,000          6.25          BB-/B1     Taminco Group NV, Dollar Term Loan,
                                                        12/16/18                               50,422
                                                                                          -----------
                                                                                          $   146,436
-----------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 0.2%
      99,747          5.00           B+/B2     Univar, Term B Loan, 2/14/17               $   100,090
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

---------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 0.6%
     149,250          5.75         BB-/Ba2     OM Group, Inc., Term B Dollar Loan,
                                               7/5/17                                   $   150,494
     189,525          5.00         BB-/Ba1     PolyOne Corp., Term Loan, 9/30/17            190,532
                                                                                        -----------
                                                                                        $   341,026
---------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.2%
      99,499          4.00         BB+/Ba1     SunCoke Energy, Inc., Tranche B Term
                                               Loan, 7/21/18                            $    99,499
---------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.2%
      99,250          6.50            B/B1     Exopack Holding Corp., Term Loan B,
                                               5/6/17                                   $    99,374
                                                                                        -----------
                                               Total Materials                          $   786,425
---------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 2.1%
                                               Aerospace & Defense -- 1.2%
      99,206          7.75           B+/B2     API Technologies Corp., Term Loan,
                                               6/1/16                                   $    99,206
     129,675          5.75         BB+/Ba3     DigitalGlobe, Inc., Term Loan, 9/21/18       124,931
     198,882          3.50          BB-/B1     Hunter Defense Technologies, Inc.,
                                               Term Loan, 8/22/14                           177,999
     197,669          9.25         CCC+/WR     IAP Worldwide Services, Inc., Term
                                               Loan (First-Lien), 12/20/12                  178,891
      99,750          6.25           B-/NR     Sequa Corp., Tranche 1 2011 New
                                               Term Loan, 12/3/14                           100,467
                                                                                        -----------
                                                                                        $   681,494
---------------------------------------------------------------------------------------------------
                                               Building Products -- 0.2%
      99,750          7.00           B+/B2     Unifrax Corp., Term Dollar Loan,
                                               10/27/18                                 $   100,933
---------------------------------------------------------------------------------------------------
                                               Electrical Components & Equipment -- 0.2%
      99,364          5.75           B+/B1     Scotsman Industries, Inc., Term Loan,
                                               4/30/16                                  $    99,301
---------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.2%
      99,250          6.25           B+/B2     Pro Mach, Inc., Term Loan, 7/6/17        $    97,389
---------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery &
                                               Heavy Trucks -- 0.3%
     149,250          5.50          BB/Ba2     Terex Corp., U.S. Term Loan, 4/28/17     $   150,789
                                                                                        -----------
                                               Total Capital Goods                      $ 1,129,906
---------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                               Environmental & Facilities Services -- 0.7%
     199,500          8.75           NR/WR     Aquilex Holdings LLC, Term Loan,
                                               4/1/16                                   $   198,378
     148,496          7.25           B+/B1     Brickman Group Holdings, Inc.,
                                               Tranche B Term Loan, 9/21/16                 149,858

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    39

-------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------
                                               Environmental & Facilities Services -- (continued)
      35,000          5.50           B+/B1     WCA Waste Corp., Term Loan, 3/1/18     $    35,219
                                                                                      -----------
                                                                                      $   383,455
                                                                                      -----------
                                               Total Commercial Services
                                               & Supplies                             $   383,455
-------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.4%
                                               Trucking -- 0.4%
      96,054          6.25          BB/Ba1     Avis Budget Car Rental LLC, Tranche B
                                               Term Loan, 6/13/18                     $    96,734
     120,000          5.00           BB/B1     Swift Transportation Co., Tranche B-2
                                               Term Loan, 12/15/17                        120,938
                                                                                      -----------
                                                                                      $   217,672
                                                                                      -----------
                                               Total Transportation                   $   217,672
-------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 1.7%
                                               Auto Parts & Equipment -- 1.1%
      81,368          3.50        BBB/Baa2     Delphi Automotive LLP, Tranche B Term
                                               Loan, 3/31/17                          $    81,486
     198,497          7.00           B+/B2     HHI Holdings LLC, Term Loan, 3/9/17        199,489
      99,000          5.25           B+/NR     Metaldyne Corp., Term Loan, 5/2/17          99,289
     130,000          0.00           NR/NR     TI Group Automotive Systems LLC,
                                               Term Loan, 3/1/19                          130,894
      64,673          4.25          BB/Ba2     Tomkins LLC, Term B-1 Loan, 9/21/16         64,767
                                                                                      -----------
                                                                                      $   575,925
-------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.6%
     347,748          6.00          BB/Ba2     Chrysler Group LLC, Tranche B Term
                                               Loan, 4/28/17                          $   353,861
                                                                                      -----------
                                               Total Automobiles & Components         $   929,786
-------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 0.3%
                                               Housewares & Specialties -- 0.3%
     120,265          5.30         BB-/Ba3     Prestige Brands, Inc., Term B Loan,
                                               12/20/18                               $   121,205
      50,000          0.00           B+/B1     Yankee Candle Co, Inc., Initial Term
                                               Loan, 3/2/19                                50,260
                                                                                      -----------
                                                                                      $   171,465
                                                                                      -----------
                                               Total Consumer Durables & Apparel      $   171,465
-------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.5%
                                               Casinos & Gaming -- 0.2%
      98,750          6.00         BB-/Ba3     Boyd Gaming Corp., Increased Term
                                               Loan, 12/17/15                         $    99,873
-------------------------------------------------------------------------------------------------
                                               Restaurants -- 0.2%
     125,000          5.25           NR/NR     NPC International, Inc., Term Loan
                                               2012, 12/28/18                         $   125,000
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

---------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                               Specialized Consumer Services -- 0.1%
      65,000          5.50          NR/Ba3     Ascent Capital Group, Inc., Term
                                               Loan B, 3/6/18                           $    65,135
                                                                                        -----------
                                               Total Consumer Services                  $   290,008
---------------------------------------------------------------------------------------------------
                                               MEDIA -- 1.1%
                                               Advertising -- 0.4%
     198,986          5.00          B+/Ba3     Affinion Group, Inc., Tranche B Term
                                               Loan, 7/16/15                            $   189,099
---------------------------------------------------------------------------------------------------
                                               Broadcasting -- 0.5%
     270,000          0.00           NR/NR     Telesat Canada, U.S. Term B Loan,
                                               3/28/19                                  $   270,236
---------------------------------------------------------------------------------------------------
                                               Publishing -- 0.2%
     120,419          4.50          B+/Ba3     Interactive Data Corp., Term B Loan,
                                               1/31/18                                  $   120,745
                                                                                        -----------
                                               Total Media                              $   580,080
---------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.6%
                                               Computer & Electronics Retail -- 0.2%
      99,250         11.00            B/B2     Targus Group International, Term Loan,
                                               5/12/16                                  $    99,002
---------------------------------------------------------------------------------------------------
                                               Home Improvement Retail -- 0.2%
      99,494          5.00          B+/Ba3     Hillman Group, Inc., Term Loan,
                                               5/28/16                                  $    99,619
---------------------------------------------------------------------------------------------------
                                               Automotive Retail -- 0.2%
      99,500          7.50           NR/B1     Stackpole International, Term Loan,
                                               7/8/17                                   $   100,122
                                                                                        -----------
                                               Total Retailing                          $   298,743
---------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 0.4%
                                               Packaged Foods & Meats -- 0.4%
     199,747          7.00           B+/B1     Pierre Foods, Inc., Loan (First Lien),
                                               9/30/16                                  $   199,997
                                                                                        -----------
                                               Total Food, Beverage & Tobacco           $   199,997
---------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 2.3%
                                               Health Care Equipment -- 0.1%
      49,875          7.00         BB-/Ba2     Kinetic Concepts, Inc., Dollar Term B-1
                                               Loan, 1/12/18                            $    50,939
---------------------------------------------------------------------------------------------------
                                               Health Care Services -- 0.8%
      71,802          6.50            B/B1     Gentiva Health Services, Inc., Term B1
                                               Term Loan, 2/22/16                       $    68,997
     248,875          6.75          BB-/B1     inVentiv Health, Inc., Term B-3 Loan,
                                               6/24/18                                      236,431

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    41

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                               Health Care Services -- (continued)
    99,499            5.75          B+/Ba3     Rural Metro Corp., Term Loan
                                               (First Lien), 3/28/18                   $    99,374
                                                                                       -----------
                                                                                       $   404,802
--------------------------------------------------------------------------------------------------
                                               Health Care Facilities -- 0.9%
   149,243            6.50            B/B1     Ardent Medical Services, Inc., Term
                                               Loan, 9/15/15                           $   149,616
    59,850            4.50         BB-/Ba3     Health Management Associates, Inc.,
                                               Term B Loan, 11/1/18                         59,470
   198,000            5.00           B/Ba3     IASIS Healthcare LLC, Term B Loan,
                                               4/18/18                                     198,437
    99,250            5.50         BB-/Ba3     Select Medical Holdings Corp.,
                                               Tranche B Term Loan, 4/25/18                 97,017
                                                                                       -----------
                                                                                       $   504,540
--------------------------------------------------------------------------------------------------
                                               Managed Health Care -- 0.2%
    47,500            0.00           B+/B1     Aveta, Inc., MMM Term Loan, 3/20/17     $    46,075
    47,500            0.00           NR/NR     Aveta, Inc., NAMM Term Loan, 4/4/17          47,381
                                                                                       -----------
                                                                                       $    93,456
--------------------------------------------------------------------------------------------------
                                               Health Care Technology -- 0.3%
   149,625            6.75         BB-/Ba3     Emdeon, Inc., Term B Loan, 8/3/18       $   152,000
                                                                                       -----------
                                               Total Health Care Equipment
                                               & Services                              $ 1,205,737
--------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                               SCIENCES -- 0.8%
                                               Biotechnology -- 0.8%
   199,500            6.75           BB/B1     Aptalis Pharma, Inc., Term Loan (First
                                               Lien), 6/9/17                           $   203,989
    98,998            5.50           BB/B1     Axcan Intermediate Holdings, Inc.,
                                               Term Loan, 2/11/17                           99,080
   124,596            4.50          BB-/NR     Grifols, Inc., New U.S. Tranche B Term
                                               Loan, 6/4/17                                124,635
                                                                                       -----------
                                                                                       $   427,704
                                                                                       -----------
                                               Total Pharmaceuticals, Biotechnology
                                               & Life Sciences                         $   427,704
--------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.6%
                                               Other Diversified Financial Services -- 0.6%
    30,493            5.00           B+/B1     BNY ConvergEx Group LLC, Term Loan
                                               First Lien (EZE), 12/17/16              $    30,493
    69,246            5.00           B+/B1     BNY ConvergEx Group LLC, Term Loan
                                               First Lien (TOP), 12/17/16                   69,246
   124,688            7.50          BB-/B2     Preferred Sands Holding Co LLC,
                                               Term B Loan, 12/15/16                       122,817

The accompanying notes are an integral part of these financial statements.

42    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                               Other Diversified Financial Services -- (continued)
     100,000          5.25          NR/Ba2     WorldPay, Facility B2A, 8/6/17            $    99,828
                                                                                         -----------
                                                                                         $   322,384
                                                                                         -----------
                                               Total Diversified Financials              $   322,384
----------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.9%
                                               Data Processing & Outsourced Services -- 0.2%
      99,500          5.00         BB+/Ba2     NeuStar, Inc., Term Advance Loan,
                                               10/11/18                                  $    99,998
----------------------------------------------------------------------------------------------------
                                               Application Software -- 0.6%
     237,035          7.50         BB-/Ba2     Allen Systems Group, Inc., Term B
                                               Loan, 11/20/15                            $   235,257
      98,998          5.25           B+/B1     Vertafore, Inc., Term Loan (First Lien),
                                               7/31/16                                        98,585
                                                                                         -----------
                                                                                         $   333,842
----------------------------------------------------------------------------------------------------
                                               Systems Software -- 0.1%
      60,000          0.00          NR/Ba2     Rovi Corp., Tranche B-2 Term Loan,
                                               3/30/19                                   $    60,063
                                                                                         -----------
                                               Total Software & Services                 $   493,903
----------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS & SEMICONDUCTOR
                                               EQUIPMENT -- 0.5%
                                               Semiconductor Equipment -- 0.2%
     142,406          4.25          BB-/B1     Aeroflex, Inc., Tranche B Term Loan,
                                               4/25/18                                   $   139,582
----------------------------------------------------------------------------------------------------
                                               Semiconductors -- 0.3%
     149,256          4.00          BB/Ba2     Microsemi Corp., Term Loan, 2/3/18        $   149,535
                                                                                         -----------
                                               Total Semiconductors &
                                               Semiconductor Equipment                   $   289,117
----------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 0.1%
                                               Wireless Telecommunication Services -- 0.1%
      49,875          4.00          B+/Ba3     Crown Castle International Corp.,
                                               Tranche B Term Loan, 1/10/19              $    49,681
                                                                                         -----------
                                               Total Telecommunication Services          $    49,681
----------------------------------------------------------------------------------------------------
                                               TOTAL SENIOR FLOATING RATE
                                               LOAN INTERESTS
                                               (Cost $7,993,567)                         $ 8,071,802
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    43

---------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                              Value
---------------------------------------------------------------------------------------------------
                                                TEMPORARY CASH INVESTMENTS -- 4.6%
                                                Repurchase Agreements -- 4.6%
  2,470,000                          NR/Aaa     JPMorgan, Inc., 0.13%, dated
                                                3/30/12, repurchase price of
                                                $2,470,000 plus accrued interest on
                                                4/2/12 collateralized by $2,519,412
                                                Federal National Mortgage Association
                                                (ARM), 0.76 - 5.996%,
                                                6/1/17 - 4/1/42                         $ 2,470,000
---------------------------------------------------------------------------------------------------
                                                TOTAL TEMPORARY CASH INVESTMENTS
                                                (Cost $2,470,000)                       $ 2,470,000
---------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENT IN SECURITIES -- 98.5%
                                                (Cost $52,494,351) (a)                  $52,660,560
---------------------------------------------------------------------------------------------------
                                                OTHER ASSETS & LIABILITIES -- 1.5%      $   811,010
---------------------------------------------------------------------------------------------------
                                                TOTAL NET ASSETS -- 100.0%              $53,471,570
===================================================================================================

NR       Not rated by either S&P or Moody's.

WR       Withdrawn rating.

PIK      Represents a pay-in-kind security.

Step     Step coupon bond

Cat Bond Catastrophe bond

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2012, the value of these securities amounted to $21,716,453 or 40.6% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $52,498,695 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $1,343,624
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                             (1,181,759)
                                                                                     ----------
         Net unrealized gain                                                         $  161,865
                                                                                     ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

The accompanying notes are an integral part of these financial statements.

44    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

         Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

EURO     Euro

GBP      British Pound Sterling

Purchases and sales of securities (excluding temporary cash investments) for the period ended March 31, 2012 aggregated $56,219,922 and $5,575,184, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities using fair value methods are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2012, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------
                                           Level 1       Level 2        Level 3     Total
-----------------------------------------------------------------------------------------------
 Convertible Corporate Bonds               $      --     $2,513,640     $ --        $ 2,513,640
 Preferred Stocks                            494,256         83,316       --            577,572
 Convertible Preferred Stocks                111,670             --       --            111,670
 Asset Backed Securities                          --        606,091       --            606,091
 Collateralized Mortgage Obligations              --      2,774,766       --          2,774,766
 Corporate Bonds                                  --     34,430,320       --         34,430,320
 Foreign Government Bonds                         --        272,400       --            272,400
 Municipal Bonds                                  --        832,299       --            832,299
 Senior Floating Rate Loan Interests              --      8,071,802       --          8,071,802
 Temporary Cash Investments                       --      2,470,000       --          2,470,000
-----------------------------------------------------------------------------------------------
 Total                                     $ 605,926     $52,054,634    $ --        $52,660,560
===============================================================================================
 Other Financial Instruments*              $ (67,064)    $  (32,478)    $ --        $   (99,542)
===============================================================================================

* Other financial instruments include futures contracts and foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    45

Statement of Assets and Liabilities | 3/31/12


ASSETS:
  Investment in securities (cost $52,494,351)                             $52,660,560
  Cash                                                                        314,470
  Foreign currencies, at value (cost $169,431)                                168,901
  Futures Collateral                                                          315,630
  Receivables --
   Investment securities sold                                                 403,619
   Fund shares sold                                                           103,834
   Variation margin                                                               875
   Dividends and interest                                                     846,166
   Due from Pioneer Investment Management, Inc.                                28,882
  Other                                                                        27,189
-------------------------------------------------------------------------------------
     Total assets                                                         $54,870,126
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $ 1,004,023
   Fund shares repurchased                                                    156,826
   Dividends                                                                   99,032
   Variation margin                                                            33,200
   Forward foreign currency portfolio hedge contracts, open-net                32,478
  Due to affiliates                                                            13,622
  Accrued expenses                                                             59,375
-------------------------------------------------------------------------------------
     Total liabilities                                                    $ 1,398,556
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $53,901,752
  Undistributed net investment income                                         101,615
  Accumulated net realized loss on investments and foreign currency
   transactions and futures contracts                                        (597,519)
  Net unrealized gain on investments                                          166,209
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   (33,423)
  Net unrealized loss on futures contracts                                    (67,064)
-------------------------------------------------------------------------------------
     Total net assets                                                     $53,471,570
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $7,365,399/765,017 shares)                            $      9.63
  Class C (based on $4,500,529/468,457 shares)                            $      9.61
  Class Y (based on $41,605,642/4,308,534 shares)                         $      9.66
MAXIMUM OFFERING PRICE:
  Class A ($9.63 [divided by] 95.50)                                      $     10.08
=====================================================================================

The accompanying notes are an integral part of these financial statements.

46    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

Statement of Operations

For the period from 5/2/11 (Commencement of Operations) to 3/31/12

INVESTMENT INCOME:
  Interest                                                           $2,015,655
  Dividends                                                             27,076
  Income from securities loaned, net                                       451
------------------------------------------------------------------------------------------------
     Total investment income                                                          $2,043,182
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 227,565
  Transfer agent fees and expenses
   Class A                                                               2,277
   Class C                                                               1,347
   Class Y                                                                 744
  Distribution fees
   Class A                                                              16,595
   Class C                                                              35,000
  Shareholder communications expense                                     3,383
  Administrative reimbursement                                           9,365
  Custodian fees                                                        17,863
  Registration fees                                                     66,711
  Professional fees                                                     58,174
  Printing expense                                                      26,000
  Fees and expenses of nonaffiliated Trustees                            7,170
  Miscellaneous                                                         17,039
------------------------------------------------------------------------------------------------
     Total expenses                                                                   $  489,233
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                            $ (146,360)
------------------------------------------------------------------------------------------------
     Net expenses                                                                     $  342,873
------------------------------------------------------------------------------------------------
       Net investment income                                                          $1,700,309
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                       $(293,995)
   Credit default swaps                                                (52,431)
   Futures contracts                                                  (284,614)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     138,205        $ (492,835)
------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                       $ 166,209
   Futures contracts                                                   (67,064)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     (33,423)       $   65,722
------------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts and foreign currency
   transactions                                                                       $ (427,113)
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $1,273,196
================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    47

Statement of Changes in Net Assets


------------------------------------------------------------------------------------------------------
                                                                                        5/2/11
                                                                                        (Commencement
                                                                                        of Operations)
                                                                                        to 3/31/12
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                   $ 1,700,309
Net realized gain (loss) on investments, credit default swaps, futures contracts and
  foreign currency transactions                                                            (492,835)
Change in net unrealized loss on investments, futures contracts and foreign currency
  transactions                                                                               65,722
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                 $ 1,273,196
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.40 per share)                                                            $  (328,451)
   Class C ($0.33 per share)                                                               (139,118)
   Class Y ($0.42 per share)                                                             (1,246,804)
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                                 $(1,714,373)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $66,798,132
Reinvestment of distributions                                                               981,904
Cost of shares repurchased                                                              (13,867,289)
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                                            $53,912,747
------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                           $53,471,570
NET ASSETS:
Beginning of period                                                                              --
------------------------------------------------------------------------------------------------------
End of period                                                                           $53,471,570
------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                     $   101,615
======================================================================================================

The accompanying notes are an integral part of these financial statements.

48    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

--------------------------------------------------------------
                                    '12 Shares     '12 Amount
--------------------------------------------------------------
Class A*
Shares sold                         1,355,973      $13,092,716
Reinvestment of distributions          17,960          170,918
Less shares repurchased              (608,916)      (5,846,274)
--------------------------------------------------------------
   Net increase                       765,017      $ 7,417,360
==============================================================
Class C*
Shares sold                           481,506      $ 4,750,989
Reinvestment of distributions           3,719           35,400
Less shares repurchased               (16,768)        (158,596)
--------------------------------------------------------------
   Net increase                       468,457      $ 4,627,793
==============================================================
Class Y*
Shares sold                         5,056,591      $48,954,427
Reinvestment of distributions          81,350          775,586
Less shares repurchased              (829,407)      (7,862,419)
--------------------------------------------------------------
   Net increase                     4,308,534      $41,867,594
==============================================================

* Class A, Class C and Class Y shares were first publicly offered on May 2,
  2011.

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    49

Financial Highlights

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 3/31/12 (a)
----------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                                           $10.00
----------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                         $ 0.39
  Net realized and unrealized loss on investments, credit default swaps,
    futures contracts and foreign currency transactions                          (0.36)
----------------------------------------------------------------------------------------------
    Net decrease in net assets from investment operations                       $ 0.03
----------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net investment income                                                          (0.40)
----------------------------------------------------------------------------------------------
 Net decrease in net asset value                                                $(0.37)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 9.63
==============================================================================================
 Total return*                                                                    0.38%(b)
 Ratio of net expenses to average net assets                                      1.20%**
 Ratio of net investment income to average net assets                             4.87%**
 Portfolio turnover rate                                                            17%
 Net assets, end of period (in thousands)                                       $7,365
 Ratios with no waiver of fees and assumption of expenses by the Adviser:
  Net expenses                                                                    1.66%**
  Net investment income                                                           4.41%**
==============================================================================================

(a) Class A shares were first publicly offered on May 2, 2011.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

50    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 3/31/12 (a)
----------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                           $10.00
----------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                         $ 0.34
  Net realized and unrealized loss on investments, credit default swaps,
    futures contracts and foreign currency transactions                          (0.40)
----------------------------------------------------------------------------------------------
    Net decrease in net assets from investment operations                       $(0.06)
----------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net investment income                                                          (0.33)
----------------------------------------------------------------------------------------------
 Net decrease in net asset value                                                $(0.39)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 9.61
==============================================================================================
 Total return*                                                                   (0.47)%(b)
 Ratio of net expenses to average net assets                                      1.98%**
 Ratio of net investment income to average net assets                             4.07%**
 Portfolio turnover rate                                                            17%
 Net assets, end of period (in thousands)                                       $4,501
 Ratios with no waiver of fees and assumption of expenses by the Adviser:
  Net expenses                                                                    2.46%**
  Net investment income                                                           3.59%**
==============================================================================================

(a) Class C shares were first publicly offered on May 2, 2011.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    51

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 3/31/12 (a)
----------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                           $ 10.00
----------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                         $  0.42
  Net realized and unrealized loss on investments, credit default swaps,
    futures contracts and foreign currency transactions                           (0.34)
----------------------------------------------------------------------------------------------
    Net decrease in net assets from investment operations                       $  0.08
----------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net investment income                                                           (0.42)
----------------------------------------------------------------------------------------------
 Net decrease in net asset value                                                $ (0.34)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $  9.66
==============================================================================================
 Total return*                                                                     0.95%(b)
 Ratio of net expenses to average net assets                                       0.85%**
 Ratio of net investment income to average net assets                              5.48%**
 Portfolio turnover rate                                                             17%
 Net assets, end of period (in thousands)                                       $41,606
 Ratios with no waiver of fees and assumption of expenses by the Adviser:
  Net expenses                                                                     1.30%**
  Net investment income                                                            5.03%**
==============================================================================================

(a) Class Y shares were first publicly offered on May 2, 2011.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

52    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

Notes to Financial Statements | 3/31/12

1. Organization and Significant Accounting Policies

Pioneer Absolute Return Credit Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    53
   established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities or senior loans for which independent pricing services are unable to supply prices for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At March 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are


54    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12
   recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    55
   shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 2012, the Fund reclassified $10,995 to decrease paid-in capital, $115,679 to increase undistributed net investment income, and $104,684 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At March 31, 2012, the Fund was permitted to carry forward indefinitely $453,576 of short-term losses and $211,007 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

   The tax character of distributions paid during the period ended March 31, 2012 was as follows:

   -----------------------------------------------------------------------------
                                                                            2012
   -----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $1,714,373
   -----------------------------------------------------------------------------
    Total                                                             $1,714,373
   =============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at March 31, 2012:

   -----------------------------------------------------------------------------
                                                                            2012
   -----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                       $ 172,513
   Capital loss carryforward                                            (664,583)
   Dividends payable                                                     (99,032)
   Net unrealized gain                                                   160,920
   -----------------------------------------------------------------------------
     Total                                                             $(430,182)
   =============================================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax adjustments relating to catastrophe bonds, the mark-to-market of forward currency and futures contracts, and interest accruals on preferred stock.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,816 in underwriting commissions on the sale of Class A shares during the period ended March 31, 2012.


56    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

F. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    57
   opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the period ended March 31, 2012 was 142.

   At March 31, 2012, open futures contracts were as follows:

   ----------------------------------------------------------------------------------------
                               Number of
                               Contracts        Settlement                      Unrealized
    Type                       Long/(Short)     Month            Value          Gain (Loss)
   ----------------------------------------------------------------------------------------
    CBOE VIX Future             19               9/12             $469,300      $  (67,900)
    CBOE VIX Future             27               7/12              595,350        (141,600)
    CBOE VIX Future             35               8/12              819,000        (137,450)
    CBOE VIX Future             29              10/12              746,750         (77,150)
    CBOE VIX Future            (33)              4/12             (554,400)        197,717
    CBOE VIX Future             (8)              6/12             (165,200)         10,100
    CBOE VIX Future            (40)              5/12             (760,000)        179,950
    S&P 500 Emini Future       (20)              6/12           (1,403,250)        (36,500)
    U.S. 5 Year Note (CBT)      (7)              6/12             (857,773)          5,769
   ----------------------------------------------------------------------------------------
      Total                                                                     $  (67,064)
   ========================================================================================

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to


58    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12
   the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At March 31, 2012, the Fund had no securities on loan.

K. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    59
   a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. During the period ended March 31, 2012, the Fund opened one credit default swap contract, with a notional amount of $2,000,000. The Fund had no credit default swap contracts in the portfolio at March 31, 2012.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended March 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10%, and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the period ended March 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,157 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2012.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and


60    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12
statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended March 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                    $984
 Class C                                                                     253
 Class Y                                                                   2,146
--------------------------------------------------------------------------------
   Total                                                                  $3,383
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $945 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $520 in distribution fees payable to PFD at March 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended March 31, 2012, CDSCs in the amount of $493 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended March 31, 2012, the Fund's expenses were not reduced under such arrangements.


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    61

6. Forward Foreign Currency Contracts

At March 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting hedge contract. There were no open settlement hedges at March 31, 2012. The average number of contracts open during the period ended March 31, 2012 was 1,203,636.

Open portfolio hedges at March 31, 2012 were as follows:

-------------------------------------------------------------------------------------------------------
                         Net                                                                Net
                         Contracts to     In Exchange      Settlement                       Unrealized
 Currency                deliver          For              Date            Value            Gain (Loss)
-------------------------------------------------------------------------------------------------------
 GBP (British Pound)        (80,000)       $(126,109)      5/14/12          $(127,924)      $ (1,815)
 EUR (Euro)              (1,045,000)      (1,362,789)      4/20/12         (1,393,452)       (30,663)
-------------------------------------------------------------------------------------------------------
                                                                                            $(32,478)
=======================================================================================================

7. Unfunded Loan Commitments

As of March 31, 2012, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitments outstanding as of March 31, 2012:

-------------------------------------------------------------------------------------
                                                                           Net
                                                                           Unrealized
 Loan                              Shares      Cost          Value         Gain
-------------------------------------------------------------------------------------
 Sandridge Energy, Bridge Loan     215,000     $215,000      $215,000      $--
-------------------------------------------------------------------------------------
   Total                                                                   $--
=====================================================================================

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2012 were as follows:

---------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as
 Hedging Instruments             Asset Derivatives 2012        Liabilities Derivatives 2012
 Under Accounting              --------------------------------------------------------------
 Standards Codification          Balance Sheet                 Balance Sheet
 (ASC) 815                       Location            Value     Location               Value
---------------------------------------------------------------------------------------------
 Foreign Exchange Contracts*     Receivables         $--       Payables               $32,478
 Futures Contracts**             Receivables          --       Payables                67,064
---------------------------------------------------------------------------------------------
   Total                                             $--                              $99,542
=============================================================================================

* Foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities.
** Reflects the unrealized depreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.


62    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2012 was as follows:

------------------------------------------------------------------------------------------------------------
Derivatives Not                                                                               Change in
Accounted for as                                                             Realized Gain    Unrealized
Hedging Instruments                                                          or (Loss)        Gain or (Loss)
under Accounting              Location of Gain or (Loss)                     on Derivatives   on Derivatives
Standards Codification        on Derivatives Recognized                      Recognized       Recognized
(ASC) 815                     in Income                                      in Income        in Income
------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized gain on forward foreign           $   91,230
                              currency contracts and other assets and
                              liabilities denominated in foreign currencies

 Foreign Exchange Contracts   Change in unrealized gain (loss) on                             (32,478)
                              forward foreign currency contracts and
                              other assets and liabilities denominated
                              in foreign currencies

 Futures Contracts            Net realized loss on futures contracts           (284,614)

 Futures Contracts            Change in unrealized loss on                                    (67,064)
                              futures contracts

 Credit Default Swaps         Net realized loss on credit default swaps         (52,431)

9. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the period ended March 31, 2012, the Fund had no borrowings under a credit facility.


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Absolute Return Credit Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Absolute Return Credit Fund, one of the series constituting the Pioneer Series Trust X (the "Trust"), including the schedule of investments, as of March 31, 2012, and the related statement of operations, statement of changes in net assets and financial highlights for the period from May 2, 2011 (commencement of operations) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Absolute Return Credit Fund at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 2011 (commencement of operations) through March 31, 2012, in conformity with U.S. generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP


Boston, Massachusetts
May 24, 2012


64    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 74.15%.


             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    65

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


66    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held     Length of Service
Name and Age                with the Fund     and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the   Trustee since 2011.
                            Board, Trustee    Serves until a successor
                            and President     trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and       Trustee since 2011.
                            Executive Vice    Serves until a successor
                            President         trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------------

Interested Trustees
---------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age                Principal Occupation                                           Held by This Trustee
---------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment    None
                            Management USA Inc. ("PIM-USA"); Chairman and a director
                            of Pioneer; Chairman and Director of Pioneer Institutional
                            Asset Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin) (until
                            October 2011); President and a director of Pioneer
                            Alternative Investment Management (Bermuda) Limited and
                            affiliated funds; Deputy Chairman and a director of Pioneer
                            Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C, Inc. (since
                            2003); Director of Cole Management Inc. (2004 - 2011);
                            Director of Fiduciary Counseling, Inc. (until December 2001);
                            President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer
                            Funds; and Retired Partner, Wilmer Cutler Pickering Hale
                            and Dorr LLP
---------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February         None
                            2007); Director and President of Pioneer and Pioneer
                            Institutional Asset Management, Inc. (since February 2007);
                            Executive Vice President of all of the Pioneer Funds (since
                            March 2007); Director of PGAM (2007 - 2010); Head of
                            New Europe Division, PGAM (2000 - 2005); and Head of
                            New Markets Division, PGAM (2005 - 2007)
---------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

               Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12  67

Independent Trustees

----------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
----------------------------------------------------------------
David R. Bock (68)   Trustee          Trustee since 2011.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 2011.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.

Independent Trustees

----------------------------------------------------------------------------------
Name and Age         Principal Occupation
----------------------------------------------------------------------------------
David R. Bock (68)   Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 - 2004 and 2008 -
                     present); Interim Chief Executive Officer, Oxford Analytica,
                     Inc. (privately held research and consulting company)
                     (2010); Executive Vice President and Chief Financial Officer,
                     I-trax, Inc. (publicly traded health care services company)
                     (2004 - 2007); and Executive Vice President and Chief
                     Financial Officer, Pedestal Inc. (internet-based mortgage
                     trading company) (2000 - 2002)
----------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial advisory firm) (1991 - present); Senior Managing Director,
                     Brock Capital Group, LLC (strategic business advisors)
                     (2010 - present); Managing Director, Federal Housing
                     Finance Board (oversight of Federal Home Loan Bank
                     system) (1989 - 1991); Vice President and Head of
                     International Finance, Federal National Mortgage Association
                     (1988 - 1989); U.S. Alternate Executive Director,
                     International Monetary Fund (1984 - 1988); Executive
                     Assistant to Deputy Secretary of the U.S. Treasury,
                     U.S. Treasury Department (1982 - 1984); and Vice President
                     and Team Leader in Corporate Banking, Bankers Trust Co. (1976 - 1982)

Independent Trustees

-----------------------------------------------------------------------
                     Other Directorships
Name and Age         Held by This Trustee
-----------------------------------------------------------------------
David R. Bock (68)   Director of Enterprise Community Investment,
                     Inc. (privately held affordable housing finance
                     company) (1985 - 2010); Director of Oxford
                     Analytica, Inc. (2008 - present); Director of
                     The Swiss Helvetia Fund, Inc. (closed-end
                     fund) (2010 - present); and Director of New
                     York Mortgage Trust (publicly traded mortgage
                     REIT) (2004 - 2009, 2012 - present)
-----------------------------------------------------------------------
Mary K. Bush (63)    Director of Marriott International, Inc.
                     (2008 - present); Director of Discover
                     Financial Services (credit card issuer and
                     electronic payment services) (2007 - present);
                     Former Director of Briggs & Stratton Co.
                     (engine manufacturer) (2004 - 2009);
                     Former Director of UAL Corporation (airline
                     holding company) (2006 - 2010); Director
                     of ManTech International Corporation
                     (national security, defense, and intelligence
                     technology firm) (2006 - present); Member,
                     Board of Governors, Investment Company
                     Institute (2007 - present); Member, Board
                     of Governors, Independent Directors Council
                     (2007 - present); Former Director of Brady
                     Corporation (2000 - 2007); Former Director
                     of Mortgage Guaranty Insurance Corporation
                     (1991 - 2006);

68  Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

-----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
-----------------------------------------------------------------------
Mary K. Bush (continued)
-----------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2011.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 2011.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2011.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee         Trustee since 2011.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------

------------------------------------------------------------------------------------------
Name and Age                Principal Occupation
------------------------------------------------------------------------------------------
Mary K. Bush (continued)
------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard
                            University (1972 - present)
------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary,
                            The Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and
                            Organizational Learning, Xerox PARC, Xerox's Advance
                            Research Center (1990 - 1994)
------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.
                            (technology products for securities lending industry)
                            (2008 - present); private investor (2004 - 2008); and
                            Senior Executive Vice President, The Bank of New York
                            (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret &
                            Company, Inc. (investment banking firm) (1981 - present)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Other Directorships
Name and Age                Held by This Trustee
--------------------------------------------------------------------------------
Mary K. Bush (continued)    Former Director of Millennium Chemicals,
                            Inc. (commodity chemicals) (2002 - 2005);
                            Former Director, R.J. Reynolds Tobacco
                            Holdings, Inc. (tobacco) (1999 - 2005);
                            and Former Director of Texaco, Inc.
                            (1997 - 2001)
--------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee, Mellon Institutional Funds Investment
                            Trust and Mellon Institutional Funds Master
                            Portfolio (oversaw 17 portfolios in fund complex)
                            (1989 - 2008)
--------------------------------------------------------------------------------
Margaret B.W. Graham (64)   None
--------------------------------------------------------------------------------
Thomas J. Perna (61)        Director, Broadridge Financial Solutions, Inc.
                            (investor communications and securities
                            processing provider for financial services
                            industry) (2009 - present); Director,
                            Quadriserv, Inc. (2005 - present); and
                            Commissioner, New Jersey State Civil Service
                            Commission (2011 - present)
--------------------------------------------------------------------------------
Marguerite A. Piret (63)    Director of New America High Income Fund,
                            Inc. (closed-end investment company)
                            (2004 - present); and member, Board of
                            Governors, Investment Company Institute
                            (2000 - 2006)
--------------------------------------------------------------------------------

                 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12
69

-------------------------------------------------------------------
                       Position Held   Length of Service
Name and Age           with the Fund   and Term of Office
-------------------------------------------------------------------
Stephen K. West (83)   Trustee         Trustee since 2011.
                                       Serves until a successor
                                       trustee is elected or
                                       earlier retirement or
                                       removal.
-------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                Other Directorships
Name and Age           Principal Occupation                                     Held by This Trustee
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)   Senior Counsel, Sullivan & Cromwell LLP (law firm)       Director, The Swiss Helvetia Fund, Inc.
                       (1998 - present); and Partner, Sullivan & Cromwell LLP   (closed-end investment company); and
                       (prior to 1998)                                          Director, Invesco, Ltd. (formerly AMVESCAP,
                                                                                PLC) (investment manager) (1997 - 2005)
---------------------------------------------------------------------------------------------------------------------------


70  Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

Fund Officers

----------------------------------------------------------------------
                             Position Held    Length of Service and
Name and Age                 with the Fund    Term of Office
----------------------------------------------------------------------
Christopher J. Kelley (47)   Secretary        Since 2011. Serves at
                                              the discretion of the
                                              Board.
----------------------------------------------------------------------
Carol B. Hannigan (51)       Assistant        Since 2011. Serves at
                             Secretary        the discretion of the
                                              Board.
----------------------------------------------------------------------
Thomas Reyes (49)            Assistant        Since 2011. Serves at
                             Secretary        the discretion of the
                                              Board.
----------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer        Since 2011. Serves at
                                              the discretion of the
                                              Board.
----------------------------------------------------------------------
Luis I. Presutti (46)        Assistant        Since 2011. Serves at
                             Treasurer        the discretion of the
                                              Board.
----------------------------------------------------------------------
Gary Sullivan (53)           Assistant        Since 2011. Serves at
                             Treasurer        the discretion of the
                                              Board.
----------------------------------------------------------------------

Fund Officers
--------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                 Principal Occupation                                              Held by this Officer
--------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer           None
                             since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                             Funds from September 2003 to May 2010; and Vice President
                             and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Fund Governance Director of Pioneer since December 2006           None
                             and Assistant Secretary of all the Pioneer Funds since June
                             2010; Manager - Fund Governance of Pioneer from
                             December 2003 to November 2006; and Senior Paralegal
                             of Pioneer from January 2000 to November 2003
--------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary        None
                             of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to
                             June 2007
--------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and             None
                             Controllership Services of Pioneer; Treasurer of all of
                             the Pioneer Funds since March 2008; Deputy Treasurer
                             of Pioneer from March 2004 to February 2008; and Assistant
                             Treasurer of all of the Pioneer Funds from March 2004
                             to February 2008
--------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration        None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration         None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------


                 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12
71

--------------------------------------------------------------------
                        Position Held      Length of Service and
Name and Age            with the Fund      Term of Office
--------------------------------------------------------------------
David F. Johnson (32)   Assistant          Since 2011. Serves at
                        Treasurer          the discretion of the
                                           Board.
--------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance   Since 2011. Serves at
                        Officer            the discretion of the
                                           Board.
--------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                       Other Directorships
Name and Age            Principal Occupation                                           Held by this Officer
------------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager - Fund Accounting, Administration  None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009;
                        and Client Service Manager - Institutional Investor Services
                        at State Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer     None
                        Funds since March 2010; Director of Adviser and Portfolio
                        Compliance at Pioneer since October 2005; and Senior
                        Compliance Officer for Columbia Management Advisers, Inc.
                        from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------



72  Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

                           This page for your notes.




















             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    73

                           This page for your notes.





















74    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

                           This page for your notes.






















             Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12    75

                           This page for your notes.



















76    Pioneer Absolute Return Credit Fund | Annual Report | 3/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         Pioneer Fundamental
                         Growth Fund

                         Annual Report | March 31, 2012



                         Ticker Symbols:
                         Class A   PIGFX
                         Class B   FUNBX
                         Class C   FUNCX
                         Class Y   FUNYX
                         Class R   PFGRX*
                         Class Z   PFGZX*






                         *Share class launched on March 30, 2012.


                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          21

Notes to Financial Statements                                                 29

Report of Independent Registered Public Accounting Firm                       36

Approval of Investment Advisory Agreement                                     38

Trustees, Officers and Service Providers                                      42



                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually



2     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     3

Portfolio Management Discussion | 3/31/12

Increasing evidence that economic growth was strengthening led to a brisk rebound in equity markets in late 2011 and early 2012. The markets had fallen sharply earlier in 2011, when investors had focused both on debt problems in Europe and fears about a lack of political will to resolve fiscal and debt problems in the United States. In the following interview, Timothy Mulrenan and Andrew Acheson discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period ended March 31, 2012. Mr. Mulrenan, vice president and portfolio manager at Pioneer, is responsible for day-to-day portfolio management of the Fund, with the support of Mr. Acheson, senior vice president and portfolio manager at Pioneer, and Pioneer's domestic equity team.

Q How did Pioneer Fundamental Growth Fund perform during the 12 months ended
  March 31, 2012?

A Pioneer Fundamental Growth Fund Class A shares returned 14.84% at net asset value during the 12 months ended March 31, 2012, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 11.02%. During the same period, the average return of the 758 mutual funds in Lipper's Large-Cap Growth Funds category was 8.38%.

Q What factors contributed the most to the Fund's outperformance of the Russell
  Index during the 12 months ended March 31, 2012?

A Throughout the 12-month period we maintained an emphasis in the Fund's portfolio on stable growth companies that have demonstrated the ability to grow earnings in a variety of investment environments, both favorable and unfavorable. In general, we tended to de-emphasize highly cyclical companies whose earnings are usually sensitive to the rises and falls of the economic cycle. The consistent emphasis on stable companies helped the Fund to significantly outperform the Russell Index benchmark during the first six months of the fiscal year ended March 31, 2012, when general equity prices declined substantially. When the market turned around in the final quarter of 2011 and the beginning of 2012, the Fund's portfolio of larger-cap companies with more consistent earnings profiles continued to do well, capturing virtually all of the benchmark's gains over the final few months of the period.

  The first half of the 12-month period (April 1, 2011, through September 30,
  2011) saw stock valuations fall hard amidst investor worries about deterioration in the U.S. economy, which seemed to be evidenced by slowing growth trends and persistently high unemployment. In the nation's capital, the fierce partisan debate over the debt ceiling during the summer of 2011 frightened the capital markets even further, as worries grew that the U.S.


4     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12
  government's leaders did not have the will to solve difficult fiscal problems. Overseas, the sovereign-debt crisis in Greece and several other European nations appeared to be intensifying. Meanwhile, growth in China appeared to be slowing at the same time that a natural disaster in Japan had disrupted parts of the global industrial supply chain. The combination of all the factors caused investors to become increasingly risk-averse, and equity markets plummeted.

  Starting in fall of 2011, however, a series of developments brought relief to the markets. The U.S. economy started to stabilize and strengthen as 2011 drew to a close. Gross domestic product (GDP) growth accelerated, while even the jobs market began improving. Fears of a "double-dip" recession declined. Meanwhile, in Europe, new leadership of the European Central Bank (ECB) was put in place and the ECB in turn changed monetary policy, with the new policy aimed at injecting new liquidity into the financial systems, strengthening banks, and giving political leaders more time to solve their debt problems. Elsewhere, the central bank in China eased its restrictive monetary policies, alleviating fears that China -- one of the engines driving the global economic revival -- might fall into a slump. In reaction, stock prices began recovering in the fourth quarter of 2011, before the market staged a full-scale rally in the first quarter of 2012, with the Russell Index benchmark reaching its highest level in a decade.

Q What investment strategies or individual holdings most affected the Fund's performance, either positively or negatively, during the 12 months ended March 31, 2012?

A Stock selection drove the Fund's solid benchmark-relative performance during the 12-month period, but relative performance also was helped by an overweighted position in the information technology sector -- the best-performing sector in the market. The top information technology contributor to the Fund's relative performance was an overweight position in MasterCard, the major processor of credit card and debit card transactions. Concerns about the effects of new federal regulations had kept the stock at a low valuation at the start of the 12-month period. However, the company generated healthy earnings gains, helped by improvement in its international business. At the same time, investors recognized that the effects of federal regulations would not be as onerous as previously feared, and so MasterCard's stock price rose sharply through the 12-month period. Also in information technology, consumer products leader Apple was another strong contributor to the Fund's performance on an absolute basis, as the popularity of a succession of innovative products drove the company's continued growth.

  The top overall contributor to the Fund's outperformance of the Russell Index benchmark during the 12-month period was an overweight position in Ross Stores. This well-managed corporation operates a chain of off-price


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     5
  retail stores and has grown its earnings by appealing to cost-conscious consumers as well as to bargain hunters in search of nationally branded clothing at discounted prices. Another consumer-related Fund holding that turned in outstanding results during the period was Starbucks. The famous coffee shop chain expanded its business during the period by introducing new single-serving food and coffee products, and improving store productivity. Starbucks also enjoyed impressive revenue gains overseas, particularly in Asia. Strong growth in international markets also drove the performance of another consumer-related investment in the portfolio, Philip Morris International. The corporation, which owns the non-U.S. Philip Morris business assets, experienced rapid growth in tobacco product sales, especially in the emerging markets and in Asia.

  In the industrials sector, the Fund's top contributor to benchmark-relative performance was a holding in W.W. Grainger, a growing corporation that has established itself as a major force in the distribution of industrial maintenance, repair and operating products. While the distribution of industrial products to manufacturers, commercial contractors and retailers traditionally has been highly fragmented, W.W. Grainger has moved to a leadership position by efficiently and quickly delivering a broad array of products to its customers. Elsewhere, Allergan was the Fund's leading performance contributor from the health care sector. Allergan is a specialist in eye care and cosmetic medicines, and the company benefited from expanded applications of its Botox products, including use for the treatment of migraine headaches.

  Certain Fund holdings, however, proved to be disappointments during the 12-month period. The most noteworthy detractor from performance was the Fund's investment in Hospira, a producer of generic injectable pharmaceutical products that experienced persistent manufacturing process and quality-control problems. We sold the position in Hospira. However, we have retained the Fund's exposure to another disappointing holding, Southwestern Energy, a major producer of natural gas that was hurt by the declining price of the commodity. We continue to believe the company has high-quality assets, a strong management team, and a record of good production growth, and we think Southwestern continues to offer opportunity over the longer term. Similarly, we have held on to the Fund's investment in Oracle, a leading enterprise software company in the information technology sector. Oracle failed to meet its quarterly sales and earnings goals recently, in part because it experienced unexpected challenges in adjusting to longer and more complex sales cycles for new products. We believe that Oracle is capable of resolving the challenges and that the company should be able to perform well over the longer term.

  Other holdings that held back the Fund's relative performance during the 12-month period included a small position in Western Union. The company


6     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12
  has generated a major share of its profits by processing international financial transactions for individuals, many of whom have been remitting part of their earnings to families in their home countries. However, as the employment markets have weakened, the flow of these cross-border transactions has slowed, thus eating into Western Union's profits. We have reduced the Fund's position in the company. Another investment that hurt the Fund's performance during the period was Vertex Pharmaceuticals, a biotechnology corporation involved in developing products for hepatitis C and cystic fibrosis treatments. Despite the successful launch of a new hepatitis C product, the company's share price fell during the period as investors grew cautious about greater potential competition within the hepatitis C market. However, we still hold a favorable view of Vertex due to the strong potential for some of its new products currently under development. We have retained a small Fund position.

  The energy sector was the worst-performing group in the Russell Index benchmark during the 12 months ended March 31, 2012, and the portfolio's position in National Oilwell Varco, a leading supplier of equipment for oil and natural gas drillers, declined in value because of investor concerns about falling commodity prices early in the period. However, the stock rebounded strongly in the final six months of the period and we believe the company's large backlog of new orders as well as its industry leadership role leave it well-positioned over the longer term.

Q What is your investment outlook?

A We believe the stage is set for a good environment for equity investing, although the market does face some risks. We think U.S.-based corporations should be able to continue to improve their earnings, albeit at potentially decelerating rates, against a backdrop of a growing global economy.

  While corporate profit margins have remained high, we think further gains in earnings may be at a single-digit percentage pace. Market trends still are subject to the sovereign-debt problems in Europe and the persistence of partisan political rancor in the United States. Leaders, both in the United States and in Europe, still have not come together to resolve longer-term debt problems, while still encouraging economic growth. As long as the situation continues, investors will worry about uncertain fiscal policy and the potential for decelerating profit trends.

  Looking out further into 2012, we think American corporations generally have very strong balance sheets and relatively little debt. We believe stock prices remain at reasonable levels, especially relative to investment alternatives in other asset classes.

  We believe we have assembled a high-quality portfolio for the Fund, featuring stocks of well-managed companies that have track records of improving their earnings in both good and bad markets. As a result, we think the Fund


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     7
  is very well-positioned for an environment in which the longer-term prospects for U.S. equities appear favorable.

Please refer to the Schedule of Investments on pages 17-20 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.


8     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Portfolio Summary | 3/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                 94.4%
Depositary Receipts for International Stocks                        3.3%
Temporary Cash Investments                                          2.3%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                             33.1%
Consumer Staples                                                   14.0%
Health Care                                                        12.3%
Industrials                                                        10.7%
Energy                                                             10.1%
Consumer Discretionary                                             10.0%
Materials                                                           6.8%
Financials                                                          3.0%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


    1.    Apple, Inc.                                               6.75%
--------------------------------------------------------------------------------
    2.    Microsoft Corp.                                           4.97
--------------------------------------------------------------------------------
    3.    Mastercard, Inc.                                          4.59
--------------------------------------------------------------------------------
    4.    Ross Stores, Inc.                                         4.57
--------------------------------------------------------------------------------
    5.    Google, Inc.                                              4.40
--------------------------------------------------------------------------------
    6.    Philip Morris International, Inc.                         4.27
--------------------------------------------------------------------------------
    7.    The Coca-Cola Co.                                         3.83
--------------------------------------------------------------------------------
    8.    Oracle Corp.                                              3.81
--------------------------------------------------------------------------------
    9.    QUALCOMM, Inc.                                            3.78
--------------------------------------------------------------------------------
   10.    Starbucks Corp.                                           3.72
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     9

Prices and Distributions | 3/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                      3/31/12                         3/31/11
--------------------------------------------------------------------------------
       A                        $13.23                          $11.86
--------------------------------------------------------------------------------
       B                        $12.50                          $11.30
--------------------------------------------------------------------------------
       C                        $12.57                          $11.34
--------------------------------------------------------------------------------
       Y                        $13.30                          $11.91
--------------------------------------------------------------------------------

Distributions per Share: 4/1/11-3/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net
                Investment              Short-Term              Long-Term
     Class        Income              Capital Gains           Capital Gains
--------------------------------------------------------------------------------
       A          $0.0297                 $  --                   $0.3003
--------------------------------------------------------------------------------
       B          $ --                    $  --                   $0.3003
--------------------------------------------------------------------------------
       C          $ --                    $  --                   $0.3003
--------------------------------------------------------------------------------
       Y          $0.0652                 $  --                   $0.3003
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.


10     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Performance Update | 3/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------

                                       Net Asset       Public Offering
 Period                                Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (8/22/02)                              7.36%          6.70%
 5 Years                                6.07           4.81
 1 Year                                14.84           8.27
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 30, 2012)
--------------------------------------------------------------------------------
                                       Gross           Net
--------------------------------------------------------------------------------
                                        1.28%          1.25%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                  Pioneer Fundamental              Russell 1000
                      Growth Fund                  Growth Index
8/02                    $ 9,425                       $10,000
3/03                      8,866                         9,501
3/04                     11,765                        12,559
3/05                     12,412                        12,705
3/06                     13,790                        14,374
3/07                     14,536                        15,389
3/08                     14,883                        15,274
3/09                     10,873                        10,037
3/10                     15,276                        15,031
3/11                     16,992                        17,775
3/12                     19,513                        19,734


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     11

Performance Update | 3/31/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------

                                       If              If
 Period                                Held            Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                             5.06%          5.06%
 5 Years                                5.10           5.10
 1 Year                                13.77           9.77
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 30, 2012)
--------------------------------------------------------------------------------
                                       Gross           Net
--------------------------------------------------------------------------------
                                        2.23%          2.15%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                  Pioneer Fundamental              Russell 1000
                      Growth Fund                  Growth Index
12/05                   $10,000                       $10,000
3/06                     10,379                        10,309
3/07                     10,846                        11,037
3/08                     11,010                        10,954
3/09                      7,972                         7,199
3/10                     11,088                        10,780
3/11                     12,226                        12,748
3/12                     13,909                        14,154

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Performance Update | 3/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------

                                       If             If
 Period                                Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                             5.14%          5.14%
 5 Years                                5.21           5.21
 1 Year                                13.98          13.98
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 30, 2012)
--------------------------------------------------------------------------------
                                            Gross           Net
--------------------------------------------------------------------------------
                                              2.03%           2.03%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                  Pioneer Fundamental              Russell 1000
                      Growth Fund                  Growth Index
12/05                   $10,000                       $10,000
3/06                     10,369                        10,309
3/07                     10,836                        11,037
3/08                     11,000                        10,954
3/09                      7,974                         7,199
3/10                     11,108                        10,780
3/11                     12,255                        12,748
3/12                     13,968                        14,154

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     13

Performance Update | 3/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

 Average Annual Total Returns
 (As of March 31, 2012)
--------------------------------------------------------------------------------

                                       If             If
 Period                                Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (8/22/02)                              7.22%          7.22%
 5 Years                                5.80           5.80
 1 Year                                15.29          15.29
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 30, 2012)
--------------------------------------------------------------------------------
                                       Gross          Net
--------------------------------------------------------------------------------
                                        0.78%          0.78%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

                  Pioneer Fundamental              Russell 1000
                      Growth Fund                  Growth Index
8/02                    $ 5,000,000                   $5,000,000
3/03                      4,701,883                    4,750,630
3/04                      6,239,540                    6,279,320
3/05                      6,582,594                    6,352,277
3/06                      7,313,296                    7,187,157
3/07                      7,708,878                    7,694,403
3/08                      7,794,964                    7,636,830
3/09                      5,623,567                    5,018,617
3/10                      7,926,888                    7,515,451
3/11                      8,865,115                    8,887,431
3/12                     10,220,407                    9,867,218

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2011 through March 31, 2012.

--------------------------------------------------------------------------------
 Share Class                     A             B             C             Y
--------------------------------------------------------------------------------
 Beginning Account           $1,000.00     $1,000.00     $1,000.00     $1,000.00
 Value on 10/1/11
--------------------------------------------------------------------------------
 Ending Account              $1,250.71     $1,244.48     $1,245.27     $1,252.88
 Value (after expenses)
 on 3/31/12
--------------------------------------------------------------------------------
 Expenses Paid                   $6.70        $12.06        $11.00        $4.39
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 2.15%, 1.96% and 0.78% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2011 through March 31, 2012.

--------------------------------------------------------------------------------
 Share Class                     A             B             C             Y
--------------------------------------------------------------------------------
 Beginning Account           $1,000.00     $1,000.00     $1,000.00     $1,000.00
 Value on 10/1/11
--------------------------------------------------------------------------------
 Ending Account              $1,019.05     $1,014.25     $1,015.20     $1,021.10
 Value (after expenses)
 on 3/31/12
--------------------------------------------------------------------------------
 Expenses Paid                   $6.01        $10.83         $9.87         $3.94
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 2.15%, 1.96% and 0.78% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Schedule of Investments | 3/31/12

-------------------------------------------------------------------
Shares                                                 Value
-------------------------------------------------------------------
             COMMON STOCKS -- 97.7%
             ENERGY -- 9.9%
             Oil & Gas Equipment & Services -- 3.1%
309,900      National Oilwell Varco, Inc.              $ 24,627,753
-------------------------------------------------------------------
             Integrated Oil & Gas -- 5.4%
327,850      Exxon Mobil Corp.                         $ 28,434,430
150,100      Occidental Petroleum Corp.                  14,294,023
                                                       ------------
                                                       $ 42,728,453
-------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 1.4%
349,950      Southwestern Energy Co.*                  $ 10,708,470
                                                       ------------
             Total Energy                              $ 78,064,676
-------------------------------------------------------------------
             MATERIALS -- 6.6%
             Fertilizers & Agricultural Chemicals -- 1.0%
101,705      Monsanto Co.                              $  8,111,991
-------------------------------------------------------------------
             Industrial Gases -- 2.7%
183,970      Praxair, Inc.                             $ 21,090,321
-------------------------------------------------------------------
             Specialty Chemicals -- 1.8%
229,350      Ecolab, Inc.                              $ 14,155,482
-------------------------------------------------------------------
             Gold -- 1.1%
170,530      Newmont Mining Corp.                      $  8,743,073
                                                       ------------
             Total Materials                           $ 52,100,867
-------------------------------------------------------------------
             CAPITAL GOODS -- 7.9%
             Aerospace & Defense -- 3.1%
295,655      United Technologies Corp.                 $ 24,521,626
-------------------------------------------------------------------
             Industrial Conglomerates -- 3.0%
261,295      3M Co.                                    $ 23,310,127
-------------------------------------------------------------------
             Trading Companies & Distributors -- 1.8%
 65,900      WW Grainger, Inc.                         $ 14,155,979
                                                       ------------
             Total Capital Goods                       $ 61,987,732
-------------------------------------------------------------------
             TRANSPORTATION -- 2.5%
             Air Freight & Logistics -- 2.5%
248,930      United Parcel Service, Inc. (Class B)     $ 20,093,630
                                                       ------------
             Total Transportation                      $ 20,093,630
-------------------------------------------------------------------
             CONSUMER SERVICES -- 3.6%
             Restaurants -- 3.6%
512,400      Starbucks Corp.                           $ 28,638,036
                                                       ------------
             Total Consumer Services                   $ 28,638,036
-------------------------------------------------------------------
             MEDIA -- 1.7%
             Movies & Entertainment -- 1.7%
302,750      The Walt Disney Co.                       $ 13,254,395
                                                       ------------
             Total Media                               $ 13,254,395
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     17

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
             RETAILING -- 4.5%
             Apparel Retail -- 4.5%
605,340      Ross Stores, Inc.                                        $ 35,170,254
                                                                      ------------
             Total Retailing                                          $ 35,170,254
----------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 3.6%
             Drug Retail -- 2.6%
453,850      CVS Caremark Corp.                                       $ 20,332,480
----------------------------------------------------------------------------------
             Food Retail -- 1.0%
 95,900      Whole Foods Market, Inc.                                 $  7,978,880
                                                                      ------------
             Total Food & Staples Retailing                           $ 28,311,360
----------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 9.2%
             Soft Drinks -- 5.0%
125,350      Fomento Economico Mexicano SAB de CV (A.D.R.)            $ 10,312,544
397,840      The Coca-Cola Co.                                          29,444,138
                                                                      ------------
                                                                      $ 39,756,682
----------------------------------------------------------------------------------
             Tobacco -- 4.2%
370,800      Philip Morris International, Inc.                        $ 32,856,588
                                                                      ------------
             Total Food, Beverage & Tobacco                           $ 72,613,270
----------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 0.9%
             Household Products -- 0.9%
100,700      The Procter & Gamble Co.                                 $  6,768,047
                                                                      ------------
             Total Household & Personal Products                      $  6,768,047
----------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 5.9%
             Health Care Equipment -- 3.5%
157,645      Baxter International, Inc.                               $  9,424,018
329,550      Covidien Plc                                               18,019,794
                                                                      ------------
                                                                      $ 27,443,812
----------------------------------------------------------------------------------
             Health Care Services -- 2.4%
214,550      DaVita, Inc.*                                            $ 19,345,974
                                                                      ------------
             Total Health Care Equipment & Services                   $ 46,789,786
----------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 6.1%
             Biotechnology -- 0.6%
108,900      Vertex Pharmaceuticals, Inc.*                            $  4,465,989
----------------------------------------------------------------------------------
             Pharmaceuticals -- 3.2%
263,750      Allergan, Inc.                                           $ 25,169,662
----------------------------------------------------------------------------------
             Life Sciences Tools & Services -- 2.3%
323,180      Thermo Fisher Scientific, Inc.                           $ 18,220,888
                                                                      ------------
             Total Pharmaceuticals, Biotechnology & Life Sciences     $ 47,856,539
----------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 1.4%
             Specialized Finance -- 1.4%
 79,865      IntercontinentalExchange, Inc.*                          $ 10,975,048
                                                                      ------------
             Total Diversified Financials                             $ 10,975,048
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

-----------------------------------------------------------------------------
Shares                                                           Value
-----------------------------------------------------------------------------
              INSURANCE -- 1.5%
              Property & Casualty Insurance -- 1.5%
  518,680     The Progressive Corp.                              $ 12,023,002
                                                                 ------------
              Total Insurance                                    $ 12,023,002
-----------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 18.5%
              Internet Software & Services -- 4.3%
   52,830     Google, Inc.*                                      $ 33,876,709
-----------------------------------------------------------------------------
              Data Processing & Outsourced Services -- 5.6%
   84,170     Mastercard, Inc.                                   $ 35,396,852
  502,710     The Western Union Co.                                 8,847,696
                                                                 ------------
                                                                 $ 44,244,548
-----------------------------------------------------------------------------
              Systems Software -- 8.6%
1,186,740     Microsoft Corp.                                    $ 38,272,365
1,005,070     Oracle Corp.                                         29,307,841
                                                                 ------------
                                                                 $ 67,580,206
                                                                 ------------
              Total Software & Services                          $145,701,463
-----------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 11.7%
              Communications Equipment -- 5.1%
  481,450     Juniper Networks, Inc.*                            $ 11,015,576
  427,310     Qualcomm, Inc.                                       29,065,626
                                                                 ------------
                                                                 $ 40,081,202
-----------------------------------------------------------------------------
              Computer Hardware -- 6.6%
   86,715     Apple, Inc.*                                       $ 51,983,043
                                                                 ------------
              Total Technology Hardware & Equipment              $ 92,064,245
-----------------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%
              Semiconductor Equipment -- 2.0%
  311,850     ASML Holding NV (A.D.R.)                           $ 15,636,159
-----------------------------------------------------------------------------
              Semiconductors -- 0.2%
   42,249     Xilinx, Inc.                                       $  1,539,131
                                                                 ------------
              Total Semiconductors & Semiconductor Equipment     $ 17,175,290
-----------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $592,226,234)                                $769,587,640
-----------------------------------------------------------------------------


-------------------------------------------------------------------------------------
Principal
Amount ($)                                                               Value
-------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 2.2%
                Repurchase Agreements -- 2.2%
 17,795,000     TD Securities, Inc., 0.05%, dated 3/30/12, repurchase
                price of $17,795,000 plus accrued interest on 4/2/12
                collateralized by $18,150,994 U.S. Treasury Bill,
                0.0%, 9/20/12                                            $ 17,795,000
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     19

-----------------------------------------------------------------------
Principal
Amount ($)                                                 Value
-----------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $17,795,000)                          $ 17,795,000
-----------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.9%
               (Cost $610,021,234) (a)                     $787,382,640
-----------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.1%          $    380,334
-----------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                  $787,762,974
=======================================================================

*        Non-income producing security.

(A.D.R.) American Depositary Receipts.

(a) At March 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $611,216,147 was as follows:

           Aggregate gross unrealized gain for all investments in which
             there is an excess of value over tax cost                      $177,361,406
           Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                        (1,194,913)
                                                                            ------------
           Net unrealized gain                                              $176,166,493
                                                                            ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2012 aggregated $400,995,863 and $70,641,183, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities using fair value methods are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------------
                          Level 1           Level 2          Level 3      Total
--------------------------------------------------------------------------------------
Common Stocks             $769,587,640      $        --      $--          $769,587,640
Repurchase Agreements               --       17,795,000       --            17,795,000
--------------------------------------------------------------------------------------
Total                     $769,587,640      $17,795,000      $--          $787,382,640
======================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Statement of Assets and Liabilities | 3/31/12


ASSETS:
  Investment in securities (cost $610,021,234)        $787,382,640
  Cash                                                   3,371,676
  Receivables --
   Investment securities sold                            2,011,796
   Fund shares sold                                     18,194,527
   Dividends and interest                                  671,788
  Other                                                     75,496
------------------------------------------------------------------
     Total assets                                     $811,707,923
------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                    $ 22,040,120
   Fund shares repurchased                               1,762,369
  Due to affiliates                                         84,691
  Due to Pioneer Investment Management, Inc.                   608
  Accrued expenses                                          57,161
------------------------------------------------------------------
     Total liabilities                                $ 23,944,949
------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                     $603,094,295
  Undistributed net investment income                      647,199
  Accumulated net realized gain on investments           6,660,074
  Net unrealized gain on investments                   177,361,406
------------------------------------------------------------------
     Total net assets                                 $787,762,974
==================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $346,986,526/26,229,400 shares)   $      13.23
  Class B (based on $3,406,805/272,616 shares)        $      12.50
  Class C (based on $33,879,612/2,695,020 shares)     $      12.57
  Class Y (based on $403,490,031/30,336,833 shares)   $      13.30
MAXIMUM OFFERING PRICE:
  Class A ($13.23 [divided by] 94.25%)                $      14.04
==================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     21

Statement of Operations

For the Year Ended 3/31/12

INVESTMENT INCOME:
  Dividends                                                $ 6,533,486
  Interest                                                       7,803
  Income from securities loaned, net                             8,661
---------------------------------------------------------------------------------------
     Total investment income                                                $ 6,549,950
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 2,920,726
  Transfer agent fees
   Class A                                                     205,306
   Class B                                                      13,433
   Class C                                                      24,202
   Class Y                                                       5,107
  Distribution fees
   Class A                                                     433,486
   Class B                                                      33,706
   Class C                                                     193,535
  Shareholder communications expense                           268,589
  Administrative reimbursements                                129,401
  Custodian fees                                                12,821
  Registration fees                                             96,826
  Professional fees                                             62,631
  Printing expense                                              34,959
  Fees and expenses of nonaffiliated Trustees                   13,466
  Miscellaneous                                                 30,398
---------------------------------------------------------------------------------------
   Total expenses                                                           $ 4,478,592
   Less fees waived and expenses reimbursed by Pioneer
     Investment Management, Inc.                                                 (4,590)
---------------------------------------------------------------------------------------
   Net expenses                                                             $ 4,474,002
---------------------------------------------------------------------------------------
       Net investment income                                                $ 2,075,948
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
   Investments                                             $13,544,528
   Class action                                                288,317      $13,832,845
---------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $69,418,797
---------------------------------------------------------------------------------------
  Net gain on investments                                                   $83,251,642
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $85,327,590
=======================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Statement of Changes in Net Assets


--------------------------------------------------------------------------------------------
                                                            Year Ended          Year Ended
                                                            3/31/12             3/31/11
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  2,075,948        $  1,796,486
Net realized gain on investments                              13,832,845          10,859,624
Change in net unrealized gain on investments                  69,418,797          26,028,365
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 85,327,590        $ 38,684,475
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.03 and $0.02 per share, respectively)        $   (487,169)       $   (190,279)
   Class Y ($0.07 and $0.07 per share, respectively)          (1,318,638)         (1,262,427)
Net realized gain:
   Class A ($0.30 and $0.28 per share, respectively)          (4,746,151)         (2,816,846)
   Class B ($0.30 and $0.28 per share, respectively)             (87,881)           (103,046)
   Class C ($0.30 and $0.28 per share, respectively)            (539,842)           (362,608)
   Class Y ($0.30 and $0.28 per share, respectively)          (5,958,549)         (5,787,598)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $(13,138,230)       $(10,522,804)
============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $432,147,397        $ 75,977,564
Reinvestment of distributions                                  8,177,366           5,085,492
Cost of shares repurchased                                   (93,643,390)       (111,013,443)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                $346,681,373        $(29,950,387)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $418,870,733        $ (1,788,716)
NET ASSETS:
Beginning of year                                            368,892,241         370,680,957
--------------------------------------------------------------------------------------------
End of year                                                 $787,762,974        $368,892,241
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $    647,199        $    377,058
============================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     23

-------------------------------------------------------------------------------------------------
                                     '12 Shares     '12 Amount        '11 Shares     '11 Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                          19,396,234     $234,741,946       3,242,735     $ 35,525,978
Reinvestment of distributions           418,234        4,691,030         222,915        2,411,551
Less shares repurchased              (3,982,787)     (47,524,046)     (3,763,543)     (40,222,307)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)           15,831,681     $191,908,930        (297,893)    $ (2,284,778)
=================================================================================================
Class B
Shares sold                             100,515     $  1,125,814         140,582     $  1,469,119
Reinvestment of distributions             7,205           76,090           8,897           91,566
Less shares repurchased                (191,777)      (2,156,277)       (183,489)      (1,923,165)
-------------------------------------------------------------------------------------------------
   Net decrease                         (84,057)    $   (954,373)        (34,010)    $   (362,480)
=================================================================================================
Class C
Shares sold                           1,692,846     $ 19,363,891         523,888     $  5,439,603
Reinvestment of distributions            39,795          422,711          26,576          274,535
Less shares repurchased                (373,086)      (4,218,195)       (288,009)      (3,010,277)
-------------------------------------------------------------------------------------------------
   Net increase                       1,359,555     $ 15,568,407         262,455     $  2,703,861
=================================================================================================
Class Y
Shares sold                          14,339,090     $176,915,746       3,074,285     $ 33,542,864
Reinvestment of distributions           263,491        2,987,535         211,078        2,307,840
Less shares repurchased              (3,283,465)     (39,744,872)     (5,915,674)     (65,857,694)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)           11,319,116     $140,158,409      (2,630,311)    $(30,006,990)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Financial Highlights

------------------------------------------------------------------------------------------------
                                                                            Year         Year
                                                                            Ended        Ended
                                                                            3/31/12      3/31/11
------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $  11.86     $ 10.96
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.02     $  0.03
 Net realized and unrealized gain (loss) on investments                         1.68        1.17
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations            $   1.70     $  1.20
------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                         (0.03)      (0.02)
 Net realized gain                                                             (0.30)      (0.28)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $   1.37     $  0.90
------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  13.23     $ 11.86
================================================================================================
Total return*                                                                  14.84%      11.23%
Ratio of net expenses to average net assets+                                    1.19%       1.25%
Ratio of net investment income to average net assets+                           0.28%       0.25%
Portfolio turnover rate                                                           16%         18%
Net assets, end of period (in thousands)                                    $346,987     $123,305
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.19%       1.28%
 Net investment income (loss)                                                   0.28%       0.22%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.19%       1.25%
 Net investment income                                                          0.28%       0.25%
================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                            Year         Year         Year
                                                                            Ended        Ended        Ended
                                                                            3/31/10      3/31/09      3/31/08
--------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $   8.25     $ 11.32      $11.26
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.02     $  0.01      $ 0.01
 Net realized and unrealized gain (loss) on investments                         3.29       (3.06)       0.27
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations            $   3.31     $ (3.05)     $ 0.28
--------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                         (0.02)         --          --
 Net realized gain                                                             (0.58)      (0.02)      (0.22)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $   2.71     $ (3.07)     $ 0.06
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  10.96     $  8.25      $11.32
==============================================================================================================
Total return*                                                                  40.50%     (26.95)%      2.39%
Ratio of net expenses to average net assets+                                    1.25%       1.25%       1.25%
Ratio of net investment income to average net assets+                           0.14%       0.24%       0.13%
Portfolio turnover rate                                                           45%         27%         30%
Net assets, end of period (in thousands)                                    $117,218     $ 6,720      $4,053
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.47%       3.94%       3.94%
 Net investment income (loss)                                                  (0.07)%     (2.45)%     (2.56)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.25%       1.25%       1.25%
 Net investment income                                                          0.14%       0.24%       0.13%
==============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/12    25

--------------------------------------------------------------------------------------------------
                                                                            Year         Year
                                                                            Ended        Ended
                                                                            3/31/12      3/31/11
--------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                        $11.30       $10.53
--------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                        $(0.09)      $(0.07)(a)
 Net realized and unrealized gain (loss) on investments                       1.59         1.12
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations            $ 1.50       $ 1.05
--------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                                           (0.30)       (0.28)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $ 1.20       $ 0.77
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $12.50       $11.30
==================================================================================================
Total return*                                                                13.77%       10.26%
Ratio of net expenses to average net assets+                                  2.15%        2.15%
Ratio of net investment loss to average net assets+                          (0.71)%      (0.65)%
Portfolio turnover rate                                                         16%          18%
Net assets, end of period (in thousands)                                    $3,407       $4,029
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 2.29%        2.23%
 Net investment loss                                                         (0.85)%      (0.73)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 2.15%        2.15%
 Net investment loss                                                         (0.71)%      (0.65)%
==================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                             Year           Year        Year
                                                                             Ended          Ended       Ended
                                                                             3/31/10        3/31/09     3/31/08
---------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                         $ 8.01         $ 11.09     $11.13
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                         $(0.05)(a)     $ (0.04)    $(0.05)
 Net realized and unrealized gain (loss) on investments                        3.15           (3.02)      0.23
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations             $ 3.10         $ (3.06)    $ 0.18
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                                            (0.58)          (0.02)     (0.22)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $ 2.52         $ (3.08)    $(0.04)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $10.53         $  8.01     $11.09
===============================================================================================================
Total return*                                                                 39.09%         (27.60)%     1.51%
Ratio of net expenses to average net assets+                                   2.15%           2.16%      2.17%
Ratio of net investment loss to average net assets+                           (0.71)%         (0.67)%    (0.78)%
Portfolio turnover rate                                                          45%             27%        30%
Net assets, end of period (in thousands)                                     $4,114         $ 1,169     $1,057
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  2.53%           4.85%      5.01%
 Net investment loss                                                          (1.09)%         (3.36)%    (3.62)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  2.15%           2.15%      2.15%
 Net investment loss                                                          (0.71)%         (0.66)%    (0.76)%
===============================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

---------------------------------------------------------------------------------------------------
                                                                            Year           Year
                                                                            Ended          Ended
                                                                            3/31/12        3/31/11
---------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $ 11.34        $ 10.56
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                        $ (0.04)       $ (0.05)(a)
 Net realized and unrealized gain (loss) on investments                        1.57           1.11
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations            $  1.53        $  1.06
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                                            (0.30)         (0.28)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  1.23        $  0.78
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 12.57        $ 11.34
===================================================================================================
Total return*                                                                 13.98%         10.33%
Ratio of net expenses to average net assets+                                   1.96%          2.03%
Ratio of net investment loss to average net assets+                           (0.50)%        (0.52)%
Portfolio turnover rate                                                          16%            18%
Net assets, end of period (in thousands)                                    $33,880        $15,149
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.96%          2.03%
 Net investment loss                                                          (0.50)%        (0.52)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.96%          2.03%
 Net investment loss                                                          (0.50)%        (0.52)%
===================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                             Year             Year          Year
                                                                             Ended            Ended         Ended
                                                                             3/31/10          3/31/09       3/31/08
-------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                         $  8.02          $ 11.09       $11.13
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                         $ (0.04)(a)      $ (0.02)      $(0.05)
 Net realized and unrealized gain (loss) on investments                         3.16            (3.03)        0.23
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations             $  3.12          $ (3.05)      $ 0.18
-------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                                             (0.58)           (0.02)       (0.22)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $  2.54          $ (3.07)      $(0.04)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.56          $  8.02       $11.09
===================================================================================================================
Total return*                                                                  39.29%          (27.51)%       1.51%
Ratio of net expenses to average net assets+                                    2.15%            2.15%        2.17%
Ratio of net investment loss to average net assets+                            (0.72)%          (0.65)%      (0.79)%
Portfolio turnover rate                                                           45%              27%          30%
Net assets, end of period (in thousands)                                     $11,331          $ 1,187       $  377
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   2.31%            4.95%        5.00%
 Net investment loss                                                           (0.88)%          (3.45)%      (3.62)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   2.15%            2.15%        2.15%
 Net investment loss                                                           (0.72)%          (0.65)%      (0.77)%
===================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/12    27

---------------------------------------------------------------------------------------------------------
                                                              Year Ended      Year Ended       4/8/09 (a)
                                                              3/31/12         3/31/11          to 3/31/10
---------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                         $  11.91        $  10.99         $   8.40
---------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                       $   0.07        $   0.08         $   0.03
  Net realized and unrealized gain on investments                 1.69            1.19             3.17
---------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations        $   1.76        $   1.27         $   3.20
---------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net investment income                                          (0.07)          (0.07)           (0.03)
  Net realized gain                                              (0.30)          (0.28)           (0.58)
---------------------------------------------------------------------------------------------------------
 Net increase in net asset value                              $   1.39        $   0.92         $   2.59
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $  13.30        $  11.91         $  10.99
=========================================================================================================
 Total return*                                                   15.29%          11.84%           38.49%(b)
 Ratio of net expenses to average net assets+                     0.78%           0.78%            0.89%**
 Ratio of net investment income to average net assets+            0.67%           0.72%            0.46%**
 Portfolio turnover rate                                            16%             18%              45%(b)
 Net assets, end of period (in thousands)                     $403,490        $226,409         $238,017
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Net expenses                                                    0.78%           0.78%            0.97%**
  Net investment income                                           0.67%           0.72%            0.38%**
 Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                    0.78%           0.78%            0.89%**
  Net investment income                                           0.67%           0.72%            0.46%**
=========================================================================================================

(a) Class Y shares were first publicly offered on April 8, 2009.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Notes to Financial Statements | 3/31/12

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series
Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on April 8, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     29

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At March 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


30     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 was as follows:

   -----------------------------------------------------------------------------
                                               2012                         2011
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                      $ 1,805,807                  $ 5,157,078
   Long-term capital gain                11,332,423                    5,365,726
   -----------------------------------------------------------------------------
      Total                             $13,138,230                  $10,522,804
   =============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at March 31, 2012:

   -----------------------------------------------------------------------------
                                                                            2012
   -----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $    647,199
   Undistributed long-term gain                                        7,854,987
   Net unrealized gain                                               176,166,493
   -----------------------------------------------------------------------------
      Total                                                         $184,668,679
   =============================================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $50,378 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2012.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     31

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended March 31, 2012, the Fund recognized gains of $288,317 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


F. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the


32     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12
   required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At March 31, 2012, the Fund had no securities on loan.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended March 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation at March 31, 2012. Fees waived and expenses reimbursed during the year ended March 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $45,498 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2012.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     33

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $144,841
 Class B                                                                   5,212
 Class C                                                                  19,739
 Class Y                                                                  98,797
--------------------------------------------------------------------------------
    Total                                                               $268,589
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $29,396 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,797 in distribution fees payable to PFD at March 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC


34     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12
for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2012, CDSCs in the amount of $6,564 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2012, the Fund had no borrowings under a credit facility.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the "Fund"), one of the series of Pioneer Series Trust X (the "Trust"), including the schedule of investments, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
May 24, 2012

36     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

ADDITIONAL INFORMATION (unaudited)

For the year ended March 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     37

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


38     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2011 and in the first quintile of its Morningstar category for the three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's recent underperformance and considered that performance had improved in the past six months. The Trustees indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     39
third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and


40     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12
resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


42     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Interested Trustees

----------------------------------------------------------------------
                            Position Held     Length of Service
Name and Age                with the Fund     and Term of Office
----------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the   Trustee since 2002.
                            Board, Trustee    Serves until a successor
                            and President     trustee is elected or
                                              earlier retirement or
                                              removal.
----------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and       Trustee since 2007.
                            Executive Vice    Serves until a successor
                            President         trustee is elected or
                                              earlier retirement or
                                              removal.
----------------------------------------------------------------------

Interested Trustees
---------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
 Name and Age               Principal Occupation                                           Held by This Trustee
---------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment    None
                            Management USA Inc. ("PIM-USA"); Chairman and a director
                            of Pioneer; Chairman and Director of Pioneer Institutional
                            Asset Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin) (until
                            October 2011); President and a director of Pioneer
                            Alternative Investment Management (Bermuda) Limited and
                            affiliated funds; Deputy Chairman and a director of Pioneer
                            Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C, Inc. (since
                            2003); Director of Cole Management Inc. (2004 - 2011);
                            Director of Fiduciary Counseling, Inc. (until December 2001);
                            President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer
                            Funds; and Retired Partner, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February         None
                            2007); Director and President of Pioneer and Pioneer
                            Institutional Asset Management, Inc. (since February 2007);
                            Executive Vice President of all of the Pioneer Funds (since
                            March 2007); Director of PGAM (2007 - 2010); Head of New
                            Europe Division, PGAM (2000 - 2005); and Head of New
                            Markets Division, PGAM (2005 - 2007)
---------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                 Pioneer Fundamental Growth Fund | Annual Report | 3/31/12    43

Independent Trustees

--------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
--------------------------------------------------------------
David R. Bock (68)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 2002.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.

Independent Trustees
--------------------------------------------------------------------------------
Name and Age         Principal Occupation
--------------------------------------------------------------------------------
David R. Bock (68)   Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 - 2004 and 2008 -
                     present); Interim Chief Executive Officer, Oxford Analytica,
                     Inc. (privately held research and consulting company)
                     (2010); Executive Vice President and Chief Financial Officer,
                     I-trax, Inc. (publicly traded health care services company)
                     (2004 - 2007); and Executive Vice President and Chief
                     Financial Officer, Pedestal Inc. (internet-based mortgage
                     trading company) (2000 - 2002)
--------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial advisory firm) (1991 - present); Senior Managing Director,
                     Brock Capital Group, LLC (strategic business advisors) (2010
                     - present); Managing Director, Federal Housing Finance
                     Board (oversight of Federal Home Loan Bank system) (1989
                     - 1991); Vice President and Head of International Finance,
                     Federal National Mortgage Association (1988 - 1989); U.S.
                     Alternate Executive Director, International Monetary Fund
                     (1984 - 1988); Executive Assistant to Deputy Secretary of
                     the U.S. Treasury, U.S. Treasury Department (1982 - 1984);
                     and Vice President and Team Leader in Corporate Banking,
                     Bankers Trust Co. (1976 - 1982)

Independent Trustees
-------------------------------------------------------------------------
                     Other Directorships
Name and Age         Held by This Trustee
-------------------------------------------------------------------------
David R. Bock (68)   Director of Enterprise Community Investment,
                     Inc. (privately held affordable housing
                     finance company) (1985 - 2010); Director
                     of Oxford Analytica, Inc. (2008 - present);
                     Director of The Swiss Helvetia Fund, Inc.
                     (closed-end fund) (2010 - present); and
                     Director of New York Mortgage Trust (publicly
                     traded mortgage REIT) (2004 - 2009,
                     2012 - present)
-------------------------------------------------------------------------
Mary K. Bush (63)    Director of Marriott International, Inc. (2008
                     - present); Director of Discover Financial
                     Services (credit card issuer and electronic
                     payment services) (2007 - present); Former
                     Director of Briggs & Stratton Co. (engine
                     manufacturer) (2004 - 2009); Former Director
                     of UAL Corporation (airline holding company)
                     (2006 - 2010); Director of ManTech International
                     Corporation (national security, defense, and
                     intelligence technology firm) (2006 - present);
                     Member, Board of Governors, Investment Company
                     Institute (2007 - present); Member, Board of
                     Governors, Independent Directors Council
                     (2007 - present); Former Director of Brady
                     Corporation (2000 - 2007); Former Director of
                     Mortgage Guaranty Insurance Corporation
                     (1991 - 2006); Former Director of Millennium
                     Chemicals, Inc. (commodity chemicals) (2002 - 2005);

44    Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
----------------------------------------------------------------------
Mary K. Bush (continued)
----------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 2002.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee         Trustee since 2002.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Name and Age                Principal Occupation
-----------------------------------------------------------------------------------------------
Mary K. Bush (continued)
-----------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard
                            University (1972 - present)
-----------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary,
                            The Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organizational
                            Learning, Xerox PARC, Xerox's Advance Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.
                            (technology products for securities lending industry)
                            (2008 - present); private investor (2004 - 2008); and
                            Senior Executive Vice President, The Bank of New York
                            (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret &
                            Company, Inc. (investment banking firm) (1981 - present)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                            Other Directorships
Name and Age                Held by This Trustee
-----------------------------------------------------------------------------------------------
Mary K. Bush (continued)    Former Director, R.J. Reynolds Tobacco
                            Holdings, Inc. (tobacco) (1999-2005);
                            and Former Director of Texaco, Inc.
                            (1997 - 2001)
-----------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee, Mellon Institutional Funds Investment
                            Trust and Mellon Institutional Funds Master
                            Portfolio (oversaw 17 portfolios in fund complex)
                            (1989 - 2008)
-----------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   None
-----------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Director, Broadridge Financial Solutions, Inc.
                            (investor communications and securities
                            processing provider for financial services
                            industry) (2009 - present); Director,
                            Quadriserv, Inc. (2005 - present); and
                            Commissioner, New Jersey State Civil Service
                            Commission (2011 - present)
-----------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    Director of New America High Income Fund,
                            Inc. (closed-end investment company)
                            (2004 - present); and member, Board of
                            Governors, Investment Company Institute
                            (2000 - 2006)
-----------------------------------------------------------------------------------------------


                  Pioneer Fundamental Growth Fund | Annual Report | 3/31/12   45

-----------------------------------------------------------------
                       Position Held   Length of Service
Name and Age           with the Fund   and Term of Office
-----------------------------------------------------------------
Stephen K. West (83)   Trustee         Trustee since 2002.
                                       Serves until a successor
                                       trustee is elected or
                                       earlier retirement or
                                       removal.
-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                Other Directorships
Name and Age           Principal Occupation                                     Held by This Trustee
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)   Senior Counsel, Sullivan & Cromwell LLP (law firm)       Director, The Swiss Helvetia Fund, Inc.
                       (1998 - present); and Partner, Sullivan & Cromwell LLP   (closed-end investment company); and
                       (prior to 1998)                                          Director, Invesco, Ltd. (formerly AMVESCAP,
                                                                                PLC) (investment manager) (1997 - 2005)
---------------------------------------------------------------------------------------------------------------------------


46    Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

Fund Officers

----------------------------------------------------------------------
                             Position Held    Length of Service and
Name and Age                 with the Fund    Term of Office
----------------------------------------------------------------------
Christopher J. Kelley (47)   Secretary        Since 2010. Serves at
                                              the discretion of the
                                              Board.
----------------------------------------------------------------------
Carol B. Hannigan (51)       Assistant        Since 2010. Serves at
                             Secretary        the discretion of the
                                              Board.
----------------------------------------------------------------------
Thomas Reyes (49)            Assistant        Since 2010. Serves at
                             Secretary        the discretion of the
                                              Board.
----------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer        Since 2008. Serves at
                                              the discretion of the
                                              Board.
----------------------------------------------------------------------
Luis I. Presutti (46)        Assistant        Since 2002. Serves at
                             Treasurer        the discretion of the
                                              Board.
----------------------------------------------------------------------
Gary Sullivan (53)           Assistant        Since 2002. Serves at
                             Treasurer        the discretion of the
                                              Board.
----------------------------------------------------------------------

Fund Officers
-------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                 Principal Occupation                                              Held by this Officer
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer           None
                             since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                             Funds from September 2003 to May 2010; and Vice President
                             and Senior Counsel of Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Fund Governance Director of Pioneer since December 2006           None
                             and Assistant Secretary of all the Pioneer Funds since
                             June 2010; Manager -- Fund Governance of Pioneer from
                             December 2003 to November 2006; and Senior Paralegal
                             of Pioneer from January 2000 to November 2003
-------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary        None
                             of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                             2007
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President -- Fund Accounting, Administration and             None
                             Controllership Services of Pioneer; Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; and Assistant Treasurer of all
                             of the Pioneer Funds from March 2004 to February 2008
-------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration       None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration        None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------

                  Pioneer Fundamental Growth Fund | Annual Report | 3/31/12
47

----------------------------------------------------------------
                        Position Held      Length of Service and
Name and Age            with the Fund      Term of Office
----------------------------------------------------------------
David F. Johnson (32)   Assistant          Since 2009. Serves at
                        Treasurer          the discretion of the
                                           Board.
----------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance   Since 2010. Serves at
                        Officer            the discretion of the
                                           Board.
----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                       Other Directorships
Name and Age            Principal Occupation                                           Held by this Officer
-----------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager -- Fund Accounting,                None
                        Administration and Controllership Services since
                        November 2008; Assistant Treasurer of all of the
                        Pioneer Funds since January 2009; and Client Service
                        Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer     None
                        Funds since March 2010; Director of Adviser and Portfolio
                        Compliance at Pioneer since October 2005; and Senior
                        Compliance Officer for Columbia Management Advisers, Inc.
                        from October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------


48    Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

                           This page for your notes.























                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     49

                           This page for your notes.























50     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

                           This page for your notes.























                Pioneer Fundamental Growth Fund | Annual Report | 3/31/12     51

                           This page for your notes.























52     Pioneer Fundamental Growth Fund | Annual Report | 3/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                  Pioneer Multi-Asset
                  Floating Rate Fund
--------------------------------------------------------------------------------
                  Annual Report | March 31, 2012
--------------------------------------------------------------------------------




                  Ticker Symbols:
                  Class A   MAFRX
                  Class C   MCFRX
                  Class Y   MYFRX


                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          50

Notes to Financial Statements                                                 57

Report of Independent Registered Public Accounting Firm                       67

Trustees, Officers and Service Providers                                      69



           Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually


2    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    3

Portfolio Management Discussion | 3/31/12

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the market environment and the factors that influenced the performance of Pioneer Multi-Asset Floating Rate Fund during the annual reporting period from the Fund's inception on April 29, 2011, to March 31, 2012. Mr. Melchreit, vice president and portfolio manager at Pioneer, Mr. Roman, vice president and portfolio manager at Pioneer, and Mr. Sharkey, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors during the annual reporting period from the Fund's inception on April 29, 2011, through March 31, 2012?

A The environment was one of extraordinarily low interest rates, with rates trending down for much of the period. Soon after the Fund began operations in April 2011, there was increasing investor concern over the possibility of a double-dip recession in the United States. Meanwhile, Europe struggled to stave off a default by Greece on its sovereign debt and, more broadly, to salvage the euro as a viable currency. Weakened credit market activity reflected fears of the possible spillover effects any default would have on European banks and the global economy. Adding to the environment of uncertainty, the summer of 2011 saw the U.S. Congress briefly hold up an increase of the U.S. debt ceiling, raising the prospect of a possible default on U.S. government debt. While the standoff was resolved short of default in early August 2011, within days the Standard & Poor's ratings agency downgraded U.S. debt, citing "political brinksmanship" and a lack of predictability with respect to management of the nation's finances. In a counterintuitive twist, the markets took that development to be in keeping with the general decline in conditions, reinforcing a flight to safety that benefited U.S. Treasury prices and drove their yields to extraordinary lows. August 2011 also saw the Federal Reserve Board (the Fed) announce its intention to leave short-term rates at essentially zero through 2013 (later extended into 2014). In late September 2011, the Fed announced plans to suppress longer-term interest rates by selling its holdings of shorter-term Treasuries and using the funds to make purchases farther out on the yield curve (the so-called "Operation Twist").

   With the Fed maintaining short-term rates anchored near zero, fixed-income markets closely followed the stream of U.S. economic data and developments in the ongoing European sovereign-debt crisis. As 2012 began, markets were encouraged by signs of a bottoming in the U.S. housing market and a firming in employment data. Positive investor sentiment also was buttressed by the European Central Bank's (the ECB's) long-term


4    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12
   refunding program, under which banks are able to periodically access three-year loans on favorable terms. In addition, a debt swap was worked out which avoided a disorderly default by Greece and prevented, for the time being, the larger regional debt crisis from coming to a head. Markets took those developments in aggregate to indicate that a near-term U.S. recession had become unlikely, and interest rates trended up along the U.S. Treasury yield curve for most of the first quarter of 2012 (January through March).

   For the full annual reporting period between April 29, 2011, and March 31, 2012, rates fell significantly along the length of the Treasury yield curve. Specifically, the two-year yield went from 0.60% to 0.33%; the five-year yield from 1.97% to 1.04%; the 10-year yield from 3.29% to 2.23%; and the 30-year yield went from 4.40% to 3.35%. Most credit spreads narrowed over the period as investors sought alternatives to the very low yields available in Treasuries. (Credit spreads are commonly defined as the differences in yield between Treasuries and other fixed-income securities with similar maturities.) While the three-month London Interbank Offered Rate (LIBOR) remained at very low levels throughout the annual reporting period, the spread on LIBOR over U.S. Treasuries fluctuated with developments in the European debt crisis.

Q How did the Fund perform in that environment during the annual reporting period ended March 31, 2012?

A Pioneer Multi-Asset Floating Rate Fund's Class A shares returned 1.48% at net asset value from the date of the Fund's inception on April 29, 2011, through March 31, 2012. During the same period, the Fund's benchmark, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index (the BofA ML Index), returned 0.32%, while the average return of the 80 mutual funds in Lipper's Ultra-Short Obligation Funds category was 0.65%.

Q Could you review the principal investment strategies you applied in managing the Fund during the annual reporting period ended March 31, 2012, and how those strategies affected the Fund's performance?

A The main strategy we implemented during the period was to build a portfolio for the Fund that we believed could provide higher income than cash or money market accounts, while at the same time providing significant protection of investors' principal against any rise in market interest rate levels. Our approach entailed investing the Fund in a wide range of mostly high-quality floating-rate securities, as well as fixed-rate instruments with very short remaining maturities. As of March 31, 2012, well over 80% of the Fund's portfolio was invested in floating-rate issues with interest rates tied to LIBOR, or fixed-rate issues with less than one year remaining to maturity.

   Unlike many other floating-rate vehicles, the Fund has been primarily focused on owning investment-grade asset classes. At the same time, we


           Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    5
   sought to have the Fund benefit from attractive credit spreads during the period. The principal spread sectors represented in the Fund's portfolio are mortgage-backed securities, investment-grade corporate bonds and asset-backed securities. In making purchases for the portfolio, we tried to reap the benefits of attractive income opportunities, while minimizing exposure to price volatility by emphasizing securities with shorter remaining maturities.

   About half of the Fund's assets have been allocated to securitized sectors, principally high-quality mortgage-backed securities (MBS) and asset-backed securities (ABS). That exposure contributed the most to the Fund's benchmark-relative performance during the annual reporting period. The strong income component of the holdings was combined with price strengthening as credit spreads narrowed during the period.

   Within the mortgage allocation, the portfolio's non-agency-backed holdings suffered early in the period from a weak supply/demand backdrop as the Fed implemented sales of MBS that the central bank had assumed as a result of the rescue of insurer AIG in 2008. Given the potential for additional sales in the sector as European banks look to raise cash for their balance sheets, we have been underweighting the Fund to non-agency MBS in favor of floating-rate and very short-term commercial MBS with strong credit structures. In addition, we have been adding to the Fund's holdings of agency collateralized mortgage obligations with floating-rate structures.

   The Fund's performance relative to the benchmark during the annual reporting period also was helped by significant holdings of investment-grade corporates. While our focus usually is on the investment-grade sectors, we also will include representation in the portfolio from below-investment-grade asset categories if we believe the incremental income provides an attractive tradeoff between risk and reward. In that vein, the Fund has a modest position in leveraged bank loans, which also benefited during the annual reporting period from the rise in investor sentiment with respect to credit sectors.

   The Fund's "barbell" yield-curve positioning during the period added modestly to benchmark-relative returns. The Fund held yield-curve positions in slightly longer-term issues, along with a balancing position in very short-term issues. The positioning allowed us to maintain an overall portfolio maturity at or near that of the BofA ML Index benchmark, while taking advantage of the incremental yield available further out on the curve.

   As always, we are cognizant of the fact that many investors view the Fund as a source of liquidity in their portfolios, and we have attempted to maintain significant liquidity in the Fund's portfolio to allow us to meet any shareholder redemption requests, without forced selling. With Treasury yields at such unattractive levels, we have found that some money market instruments, such as repurchase agreements, and select asset-backed securities,


6    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12
   such as AAA-rated credit card receivables, have been able to provide the portfolio with the requisite liquidity and income.

Q What is your assessment of the current investment climate for the Fund, and your outlook?

A We continue to find U.S. Treasury securities unattractive in relation to the spread sectors, given real Treasury yields that are in significant negative territory. In light of recent data trends, we continue to expect economic growth that should be sufficient to support credit sector fundamentals, especially given the current strengths of many corporate balance sheets. Given that backdrop, we expect to maintain a strong tilt toward spread sectors in the Fund's portfolio. In general, we are increasingly comfortable with adding exposure to consumer-oriented areas, such as those within the asset-backed category, but any shifts in the portfolio's emphasis are on the margin.

   While credit markets were mollified for a time by the ECB's steps to ease European bank funding needs and to avert a disruptive default by Greece, other Euro-zone countries, too, have been coming to the fore as concerns. We continue to expect that the issues surrounding European debt and the banks will take some time to resolve. The market's concerns have been reflected in somewhat higher LIBOR rates compared with Treasuries. With the bulk of the portfolio invested in floating-rate securities with yields tied to LIBOR, the Fund's income stream likely will continue to be influenced by developments in Europe.

   In all investment environments, we will continue to seek to provide the Fund's shareholders with higher income than cash vehicles, as well as significant protection against any future rise in market interest rates.

Please refer to the Schedule of Investments on pages 17-49 for a full listing of Fund securities.


           Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    7

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Floating Rate ("MAFR") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.


8    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


           Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    9

Portfolio Summary | 3/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations        34.0%
Asset Backed Securities                    21.0%
U.S. Corporate Bonds                       18.2%
Municipal Bonds                            12.3%
Senior Secured Loans                        7.1%
U.S. Government Securities                  5.1%
Temporary Cash Investments                  1.9%
Foreign Government Bonds                    0.4%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                        55.4%
AA                                         16.2%
A                                          10.1%
BBB                                         6.4%
BB                                          8.5%
B                                           1.7%
Not Rated                                   1.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  University of Texas System, Floating Rate Note, 8/1/34                                     3.29%
-----------------------------------------------------------------------------------------------------
 2.  Mississippi Business Finance Corp., Floating Rate Note, 12/1/30                            1.93
-----------------------------------------------------------------------------------------------------
 3.  Lower Neches Valley Authority Industrial Development Corp., Floating Rate Note, 11/1/38    1.29
-----------------------------------------------------------------------------------------------------
 4.  First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate Note, 10/25/36       1.28
-----------------------------------------------------------------------------------------------------
 5.  MBNA Credit Card Master Note Trust, Floating Rate Note, 6/15/15                            1.23
-----------------------------------------------------------------------------------------------------
 6.  CNH Equipment Trust, 7.21%, 12/16/13                                                       1.19
-----------------------------------------------------------------------------------------------------
 7.  City of Minneapolis Minnesota, Floating Rate Note, 11/15/35                                0.99
-----------------------------------------------------------------------------------------------------
 8.  Maryland Health & Higher Educational Facilities Authority, Floating Rate Note, 7/1/36      0.98
-----------------------------------------------------------------------------------------------------
 9.  Freddie Mac REMICS, Floating Rate Note, 6/15/33                                            0.96
-----------------------------------------------------------------------------------------------------
10.  Government National Mortgage Association, Floating Rate Note, 9/16/31                      0.91
-----------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


10    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Prices and Distributions | 3/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                3/31/12                  5/2/11
       A                   $10.02                  $10.00
--------------------------------------------------------------------------------
       C                   $10.02                  $10.00
--------------------------------------------------------------------------------
       Y                   $10.03                  $10.00
--------------------------------------------------------------------------------

Distributions per Share: 5/2/11-3/31/12
--------------------------------------------------------------------------------

                     Net Investment      Short-Term          Long-Term
     Class               Income         Capital Gains      Capital Gains
       A                $0.1273             $ --              $ --
--------------------------------------------------------------------------------
       C                $0.0611             $ --              $ --
--------------------------------------------------------------------------------
       Y                $0.1475             $ --              $ --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London interbank offered rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. It is not possible to invest directly in an index

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    11

Performance Update | 3/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Floating Rate Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2012)
-------------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
-------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                                  1.48%        -1.09%
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2011, as revised December 30, 2011)
-------------------------------------------------------------------------------
                                          Gross         Net
-------------------------------------------------------------------------------
                                          0.99%         0.85%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Multi-Asset       BofA Merrill Lynch U.S. Dollar
                       Floating Rate  Fund       3-Month LIBOR Index
-------------------------------------------------------------------------------
5/11                   $9,750                    $10,000
3/12                   $9,891                    $10,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Performance Update | 3/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Floating Rate Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                          If            If
Period                                    Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                                  0.82%        -0.18%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2011, as revised December 30, 2011)
--------------------------------------------------------------------------------
                                          Gross         Net
--------------------------------------------------------------------------------
                                          1.79%         1.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Multi-Asset       BofA Merrill Lynch U.S. Dollar
                       Floating Rate  Fund       3-Month LIBOR Index
-------------------------------------------------------------------------------
5/11                   $10,000                   $10,000
3/12                   $ 9,982                   $10,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    13

Performance Update | 3/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Floating Rate Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                          If            If
Period                                    Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                                  1.79%         1.79%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2011, as revised December 30, 2011)
--------------------------------------------------------------------------------
                                          Gross         Net
--------------------------------------------------------------------------------
                                          0.74%         0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Multi-Asset       BofA Merrill Lynch U.S. Dollar
                       Floating Rate  Fund       3-Month LIBOR Index
-------------------------------------------------------------------------------
5/11                   $5,000,000                $5,000,000
3/12                   $5,089,498                $5,016,143

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/13 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Floating Rate Fund

Based on actual returns from October 1, 2011, through March 31, 2012.

--------------------------------------------------------------------------------------
 Share Class                                    A               C               Y
--------------------------------------------------------------------------------------
 Beginning Account Value on 10/1/11         $1,000.00       $1,000.00       $1,000.00
--------------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 3/31/12                                 $1,013.79       $1,010.73       $1,016.07
--------------------------------------------------------------------------------------
 Expenses Paid During Period*                   $4.53           $8.80           $3.38
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.75% and 0.67% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2011, through March 31, 2012.

--------------------------------------------------------------------------------------
 Share Class                                    A               C               Y
--------------------------------------------------------------------------------------
 Beginning Account Value on 10/1/11         $1,000.00       $1,000.00       $1,000.00
--------------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 3/31/12                                 $1,020.50       $1,016.25       $1,021.65
--------------------------------------------------------------------------------------
 Expenses Paid During Period*                   $4.55           $8.82           $3.39
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.75% and 0.67% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


16    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Schedule of Investments | 3/31/12

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 20.9%
                                           CAPITAL GOODS -- 0.0%+
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.0%+
    25,730                        NR/Aaa   John Deere Owner Trust, 1.32%,
                                           5/15/14                                    $     25,806
                                                                                      ------------
                                           Total Capital Goods                        $     25,806
--------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 1.1%
                                           Automobile Manufacturers -- 1.1%
   465,044                       AAA/Aaa   AmeriCredit Automobile Receivables
                                           Trust, 0.84%, 6/9/14                       $    465,250
    50,000                       AA+/Aaa   AmeriCredit Automobile Receivables
                                           Trust, 9.79%, 4/15/14                            53,295
   800,000            1.24        AAA/NR   Hyundai Capital Auto Funding, Ltd.,
                                           Floating Rate Note, 9/20/16 (144A)              786,244
   109,245                        AAA/NR   Santander Drive Auto Receivables Trust,
                                           0.95%, 8/15/13                                  109,262
   200,000                       AAA/Aaa   Santander Drive Auto Receivables Trust,
                                           1.25%, 4/15/15                                  200,633
   138,284                          A/NR   Santander Drive Auto Receivables Trust,
                                           1.89%, 5/15/17 (144A)                           137,065
    63,397                        BBB/NR   Santander Drive Auto Receivables Trust,
                                           3.35%, 6/15/17 (144A)                            63,318
                                                                                      ------------
                                                                                      $  1,815,067
                                                                                      ------------
                                           Total Automobiles & Components             $  1,815,067
--------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.4%
                                           Hotels, Resorts & Cruise Lines -- 0.4%
   256,602                       AAA/Aaa   Marriott Vacation Club Owner Trust,
                                           5.362%, 10/20/28 (144A)                    $    259,176
    74,817                        AA/Aa2   Marriott Vacation Club Owner Trust,
                                           5.442%, 10/20/28 (144A)                          75,872
    34,108                          A/A2   Marriott Vacation Club Owner Trust,
                                           5.691%, 10/20/28 (144A)                          34,430
   205,051                     BBB+/Baa2   Marriott Vacation Club Owner Trust,
                                           6.205%, 10/20/27 (144A)                         204,704
                                                                                      ------------
                                                                                      $    574,182
                                                                                      ------------
                                           Total Consumer Services                    $    574,182
--------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.7%
                                           Automotive Retail -- 0.7%
   250,000    0.38                BB+/A1   Avis Budget Rental Car Funding AESOP
                                           LLC, Floating Rate Note,
                                           8/20/13 (144A)                             $    248,804
   504,384                       AAA/Aaa   CarMax Auto Owner Trust, 5.81%,
                                           12/16/13                                        514,451

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    17

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
                                             Automotive Retail -- (continued)
     248,497         1.99         AAA/Aaa    Ford Credit Auto Owner Trust, Floating
                                             Rate Note, 4/15/13                           $    249,039
       9,065                      AAA/Aaa    Harley-Davidson Motorcycle Trust,
                                             5.12%, 8/15/13                                      9,081
                                                                                          ------------
                                                                                          $  1,021,375
                                                                                          ------------
                                             Total Retailing                              $  1,021,375
------------------------------------------------------------------------------------------------------
                                             BANKS -- 7.3%
                                             Diversified Banks -- 0.4%
     267,103         0.86         AAA/Aaa    Keycorp Student Loan Trust, Floating
                                             Rate Note, 10/28/41                          $    249,562
     375,106         0.33          NR/Aa1    Wells Fargo Home Equity Trust, Floating
                                             Rate Note, 4/25/37                                363,550
                                                                                          ------------
                                                                                          $    613,112
------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 6.9%
      66,483         4.74         AA+/Aaa    ACE Securities Corp., Floating Rate Note,
                                             8/15/30 (144A)                               $     66,279
     128,850         0.34         AAA/Aaa    Ally Auto Receivables Trust, Floating
                                             Rate Note, 8/15/13                                128,843
     103,350                       A/Baa3    American General Mortgage Loan Trust,
                                             5.19%, 4/25/33 (Step)                              98,666
     194,862         0.54         AAA/Aa1    Ameriquest Mortgage Securities, Inc.,
                                             Floating Rate Note, 11/25/34                      175,020
     424,502         0.46          AAA/A2    Ameriquest Mortgage Securities, Inc.,
                                             Floating Rate Note, 12/25/35                      397,511
     158,490         0.44         AAA/Aaa    Ameriquest Mortgage Securities, Inc.,
                                             Floating Rate Note, 8/25/35                       152,006
      98,898                     AAA/Baa2    Bayview Financial Acquisition Trust,
                                             6.205%, 5/28/37 (Step)                             96,168
       9,319         0.74          AAA/NR    Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 8/25/34                  8,308
     149,185         0.64        AAA/Baa3    Carrington Mortgage Loan Trust, Floating
                                             Rate Note, 9/25/35                                143,045
     500,000         8.74           AA/NR    CNH Wholesale Master Note Trust,
                                             Floating Rate Note, 7/15/15 (144A)                511,071
      47,652                      NR/Baa3    Conseco Financial Corp., 7.05%,
                                             1/15/19                                            48,146
      90,022         0.61        AAA/Baa2    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 1/25/36                        85,033
      31,205         0.58          AAA/A1    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 6/25/33 (144A)                 27,012
   1,055,000         0.75          AA+/A1    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 6/25/35                     1,011,004
      52,426         0.29           A/Ba1    Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 7/25/37                        51,357

The accompanying notes are an integral part of these financial statements.


18    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                   Value
                                             Thrifts & Mortgage Finance -- (continued)
     280,869         0.59          BBB/Baa3  Countrywide Home Equity Loan Trust,
                                             Floating Rate Note, 11/15/28                  $    267,423
     127,713         1.14            AA-/B2  Credit-Based Asset Servicing and
                                             Securitization LLC, Floating Rate Note,
                                             11/25/33                                           106,311
       3,514                        BBB+/NR  Delta Funding Home Equity Loan Trust,
                                             7.04%, 6/25/27                                       3,562
      43,510                          A-/WR  Equivantage Home Equity Loan Trust,
                                             8.05%, 3/25/28 (Step)                               42,851
     295,999         1.14            AA/Aa2  First Franklin Mortgage Loan Asset
                                             Backed Certificates, Floating Rate Note,
                                             1/25/35                                            294,588
   2,011,213         0.30             A/Aa1  First Franklin Mortgage Loan Asset
                                             Backed Certificates, Floating Rate Note,
                                             10/25/36                                         1,982,799
     375,000         0.75           NR/Baa1  First Franklin Mortgage Loan Asset
                                             Backed Certificates, Floating Rate Note,
                                             9/25/35                                            333,751
     300,000         0.64           AAA/Aa2  First NLC Trust, Floating Rate Note,
                                             9/25/35                                            280,105
      25,207                         NR/Aa2  Greenpoint Manufactured Housing,
                                             7.59%, 11/15/28                                     25,437
     300,531         0.61           AAA/Aa2  GSAA Trust, Floating Rate Note,
                                             9/25/34                                            284,673
     562,480         0.79           AAA/Aaa  GSAMP Trust, Floating Rate Note,
                                             3/25/34                                            549,234
     541,657         0.54              A/NR  GSAMP Trust, Floating Rate Note,
                                             5/25/36 (144A)                                     445,434
     296,843         0.58           AAA/Aaa  Indymac Residential Asset Backed Trust,
                                             Floating Rate Note, 8/25/35                        287,738
     101,617         0.58             BB/A2  IXIS Real Estate Capital Trust, Floating
                                             Rate Note, 2/25/36                                  86,824
     539,281         0.98            AA/Aa1  IXIS Real Estate Capital Trust, Floating
                                             Rate Note, 6/25/35                                 534,793
     500,000         2.49         BBB+/Baa3  Madison Avenue Manufactured Housing
                                             Contract, Floating Rate Note, 3/25/32              457,661
     130,057         0.56            AAA/B1  Morgan Stanley Home Equity Loan Trust,
                                             Floating Rate Note, 9/25/35                        102,046
     146,815                        AA-/Aa3  Option One Mortgage Loan Trust, 5.9%,
                                             3/25/37 (Step)                                     139,963
     123,316         0.50           AAA/Aa3  Option One Mortgage Loan Trust,
                                             Floating Rate Note, 11/25/35                       117,794
     879,682         0.94           AA+/Aa1  Park Place Securities, Inc., Floating Rate
                                             Note, 12/25/34                                     872,473

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    19

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                               Value
                                             Thrifts & Mortgage Finance -- (continued)
      35,131                      AAA/Ba3    Residential Asset Mortgage Products,
                                             Inc., 5.06%, 6/25/32 (Step)               $     34,425
     159,914         0.53         AAA/Ba2    Residential Asset Mortgage Products,
                                             Inc., Floating Rate Note, 10/25/33             157,254
     107,970         0.36         A+/Baa3    Residential Asset Mortgage Products,
                                             Inc., Floating Rate Note, 12/25/36             107,032
      10,044         0.44         AAA/Aa3    Residential Asset Securities Corp.,
                                             Floating Rate Note, 12/25/35                     9,966
     471,137         0.67         AA/Baa2    Residential Asset Securities Corp.,
                                             Floating Rate Note, 4/25/35                    443,340
      30,955                      B+/Baa2    Structured Asset Securities Corp.,
                                             4.51%, 2/25/35 (Step)                           30,872
                                                                                       ------------
                                                                                       $ 10,997,818
                                                                                       ------------
                                             Total Banks                               $ 11,610,930
---------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 11.4%
                                             Other Diversified Financial Services -- 2.6%
     106,946                      AAA/Aaa    Capital Auto Receivables Asset Trust,
                                             5.42%, 12/15/14                           $    108,297
   1,833,846                      AAA/Aaa    CNH Equipment Trust, 7.21%,
                                             12/16/13                                     1,846,251
     435,000                       AA+/NR    DT Auto Owner Trust, 1.94%,
                                             12/16/13 (144A)                                435,911
      19,394                        NR/NR    DT Auto Owner Trust, 2.98%,
                                             10/15/15 (144A)                                 19,459
     286,697                        AA/NR    Exeter Automobile Receivables Trust,
                                             2.02%, 8/15/16 (144A)                          286,806
     461,750         0.42          AAA/A1    Home Equity Asset Trust, Floating Rate
                                             Note, 7/25/36                                  446,803
     199,356         0.35          BBB/A3    Home Equity Asset Trust, Floating Rate
                                             Note, 7/25/37                                  195,221
     224,593                       AAA/A2    Sierra Receivables Funding Co LLC,
                                             5.84%, 5/20/18 (144A)                          225,578
     163,765         0.39          AAA/A2    Sierra Receivables Funding Co LLC,
                                             Floating Rate Note, 5/20/18 (144A)             160,476
     262,574         1.24         A+/Baa3    Sierra Receivables Funding Co LLC,
                                             Floating Rate Note, 9/20/19 (144A)             257,784
     159,598                      AAA/Aaa    SVO VOI Mortgage Corp., 5.25%,
                                             2/20/21 (144A)                                 162,575
                                                                                       ------------
                                                                                       $  4,145,161
---------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.7%
     250,000         1.04         AAA/Aaa    Ally Master Owner Trust, Floating Rate
                                             Note, 2/15/17                             $    250,000
     500,000         1.49         AAA/Aaa    Hyundai Floorplan Master Owner Trust,
                                             Floating Rate Note, 11/17/14 (144A)            503,381

The accompanying notes are an integral part of these financial statements.


20    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
                                             Specialized Finance -- (continued)
     271,617         0.49         AAA/Aa2    MASTR Asset Backed Securities Trust,
                                             Floating Rate Note, 10/25/35                 $    259,061
      83,277         0.54         AAA/Aa1    New Century Home Equity Loan Trust,
                                             Floating Rate Note, 6/25/35                        81,729
                                                                                          ------------
                                                                                          $  1,094,171
------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 7.5%
     875,000         1.49         AAA/Aaa    American Express Credit Account Master
                                             Trust, Floating Rate Note, 3/15/17           $    899,585
     150,000         0.94          AA+/A2    American Express Credit Account Master
                                             Trust, Floating Rate Note, 5/15/15                150,283
     620,000         0.28         AAA/Aaa    BA Credit Card Trust, Floating Rate Note,
                                             11/17/14                                          620,000
     290,000                    BBB+/Baa2    Citibank Credit Card Issuance Trust,
                                             6.3%, 6/20/14                                     293,625
   1,200,000         0.31         AAA/Aaa    Citibank Credit Card Issuance Trust,
                                             Floating Rate Note, 10/20/14                    1,200,138
     500,000         2.34         AAA/Aaa    Citibank Omni Master Trust, Floating
                                             Rate Note, 5/16/16 (144A)                         501,246
     400,000         0.45         AAA/Aaa    Discover Card Master Trust, Floating
                                             Rate Note, 11/16/15                               400,729
   1,000,000         1.54          NR/Aaa    Discover Card Master Trust, Floating
                                             Rate Note, 2/17/15                              1,004,810
     325,000         1.89         AAA/Aaa    Ford Credit Floorplan Master Owner
                                             Trust, Floating Rate Note,
                                             12/15/14 (144A)                                   328,685
     310,000         1.79         AAA/Aaa    Ford Credit Floorplan Master Owner
                                             Trust, Floating Rate Note, 9/15/14                312,133
     250,000         0.84         AAA/Aaa    Ford Credit Floorplan Master Owner
                                             Trust, Floating Rate Note, 9/15/15                250,888
     965,000         2.34         AAA/Aaa    GE Capital Credit Card Master Note
                                             Trust, Floating Rate Note, 4/15/15                964,119
     500,000         0.29         AAA/Aaa    GE Capital Credit Card Master Note
                                             Trust, Floating Rate Note, 6/15/15                500,011
     250,000         0.81          NR/Aaa    GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 2/20/17                       250,587
     250,000         0.84          NR/Aaa    GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 7/20/16                       251,162
     250,000         0.64         AAA/Aaa    Golden Credit Card Trust, Floating Rate
                                             Note, 10/15/15 (144A)                             250,322
   1,900,000         0.30         AAA/Aaa    MBNA Credit Card Master Note Trust,
                                             Floating Rate Note, 6/15/15                     1,900,000
     300,000         0.46          A+/Aa2    MBNA Credit Card Master Note Trust,
                                             Floating Rate Note, 7/15/15                       299,519

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    21

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            Consumer Finance -- (continued)
   200,000                         NR/A1    Navistar Financial Corp Owner Trust,
                                            4.08%, 3/19/18 (144A)                       $    200,150
   250,000          1.39          NR/Aaa    Navistar Financial Dealer Note Master
                                            Trust, Floating Rate Note,
                                            10/25/16 (144A)                                  251,780
   250,000          1.69         AAA/Aaa    Navistar Financial Dealer Note Master
                                            Trust, Floating Rate Note,
                                            10/26/15 (144A)                                  251,826
   260,000          4.49          AA/Aa2    Navistar Financial Dealer Note Master
                                            Trust, Floating Rate Note,
                                            10/26/15 (144A)                                  264,354
   127,967          0.69         AAA/Aaa    SLM Student Loan Trust, Floating Rate
                                            Note, 4/25/19                                    127,796
   223,169          0.96         AAA/Aaa    SLM Student Loan Trust, Floating Rate
                                            Note, 7/27/20 (144A)                             223,168
   300,000          0.45           AA/A3    World Financial Network Credit Card
                                            Master Trust, Floating Rate Note,
                                            2/15/17 (144A)                                   295,789
                                                                                        ------------
                                                                                        $ 11,992,705
-----------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 0.6%
   250,000          1.49         AAA/Aaa    Chesapeake Funding LLC, Floating Rate
                                            Note, 4/7/24 (144A)                         $    251,575
   297,282          1.99         AAA/Aaa    Chesapeake Funding LLC, Floating Rate
                                            Note, 9/15/21 (144A)                             297,932
   200,000          1.99          AA/Aa2    Chesapeake Funding LLC, Floating Rate
                                            Note, 9/15/21 (144A)                             201,015
   200,000          1.99            A/A2    Chesapeake Funding LLC, Floating Rate
                                            Note, 9/15/21 (144A)                             200,387
                                                                                        ------------
                                                                                        $    950,909
                                                                                        ------------
                                            Total Diversified Financials                $ 18,182,946
-----------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.0%+
                                            Real Estate Services -- 0.0%+
    23,884          0.98          AAA/A1    Chase Funding Mortgage Loan Asset-
                                            Backed Certificates, Floating Rate Note,
                                            10/25/32                                    $     19,799
                                                                                        ------------
                                            Total Real Estate                           $     19,799
-----------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $33,274,854)                          $ 33,250,105
-----------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS -- 33.6%
                                            BANKS -- 15.5%
                                            Thrifts & Mortgage Finance -- 15.5%
    53,517          0.98         AAA/Aaa    Adjustable Rate Mortgage Trust, Floating
                                            Rate Note, 3/25/35                          $     53,012

The accompanying notes are an integral part of these financial statements.


22    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
                                             Thrifts & Mortgage Finance -- (continued)
      15,027         0.80           AAA/Aaa  Adjustable Rate Mortgage Trust, Floating
                                             Rate Note, 6/25/35                          $     14,679
     390,000         5.75             NR/NR  American General Mortgage Loan Trust,
                                             Floating Rate Note, 9/25/48 (144A)               394,503
     350,000         1.90           AAA/Aaa  Arkle Master Issuer Plc, Floating Rate
                                             Note, 5/17/60 (144A)                             350,389
     500,000         1.75           AAA/Aaa  Arkle Master Issuer Plc, Floating Rate
                                             Note, 5/17/60 (144A)                             499,523
      29,843         0.32             B+/B2  Banc of America Funding Corp., Floating
                                             Rate Note, 5/20/47                                29,533
     419,032         2.24             D/Aaa  Bayview Commercial Asset Trust,
                                             Floating Rate Note, 4/25/38 (144A)               416,575
     471,916         1.34          AAA/Baa2  Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 10/25/33              426,589
     115,389         0.38            A+/Aaa  Citigroup Commercial Mortgage Trust,
                                             Floating Rate Note, 4/15/22 (144A)               109,429
     550,505         0.41          BBB+/Aa2  Citigroup Commercial Mortgage Trust,
                                             Floating Rate Note, 4/15/22 (144A)               504,176
     114,626                         AAA/NR  Citigroup Mortgage Loan Trust, Inc.,
                                             6.5%, 6/25/16                                    116,744
     176,152                         NR/Aaa  Commercial Mortgage Pass Through
                                             Certificates, 5.248%, 12/10/46                   176,292
   1,000,000                         AAA/NR  Commercial Mortgage Pass Through
                                             Certificates, 5.362%, 2/5/19 (144A)            1,005,972
      99,766         0.58           AAA/Aaa  Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             11/15/17 (144A)                                   92,662
     178,582         0.63           AA-/Aa1  Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             11/15/17 (144A)                                  164,080
     131,446         0.34           AAA/Aaa  Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             12/15/20 (144A)                                  128,494
   1,110,863         0.42             A+/A1  Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             6/15/22 (144A)                                 1,080,160
     498,196         3.83             NR/A2  Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             7/17/28 (144A)                                   508,199
     118,289         0.63           AAA/Aaa  Countrywide Alternative Loan Trust,
                                             Floating Rate Note, 10/25/34                     115,818
      62,945         0.64           AAA/Aaa  Countrywide Alternative Loan Trust,
                                             Floating Rate Note, 2/25/33                       61,281
     162,276         0.64          AAA/Baa3  Countrywide Alternative Loan Trust,
                                             Floating Rate Note, 3/25/34                      155,231

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    23

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            Thrifts & Mortgage Finance -- (continued)
    82,844    0.69                 AAA/Ba1  Countrywide Alternative Loan Trust,
                                            Floating Rate Note, 9/25/34                 $     79,294
   366,432                          BB-/NR  Countrywide Home Loan Mortgage Pass
                                            Through Trust, 5.25%, 1/25/35                    365,804
   230,652    0.64                  AAA/NR  Countrywide Home Loan Mortgage Pass
                                            Through Trust, Floating Rate Note,
                                            8/25/18                                          221,358
   415,155    6.35                   NR/NR  Fannie Mae-Aces, Floating Rate Note,
                                            6/25/20                                          423,906
     8,224                         AAA/Aaa  First Union Commercial Mortgage
                                            Securities, Inc., 7.12%, 11/18/29                  8,250
   153,494                         AAA/Aaa  First Union-Lehman Brothers-Bank of
                                            America, 6.778%, 11/18/35                        157,205
   153,910    0.67                 AA+/Aaa  GE Business Loan Trust, Floating Rate
                                            Note, 4/15/31 (144A)                             144,026
   289,588    0.56                  AAA/A2  Global Mortgage Securitization, Ltd.,
                                            Floating Rate Note, 11/25/32 (144A)              267,792
    18,244                         AAA/Aaa  GMAC Commercial Mortgage Securities,
                                            Inc., 4.76%, 8/10/38                              18,235
   144,314    6.02                   NR/NR  GMAC Commercial Mortgage Securities,
                                            Inc., Floating Rate Note, 5/15/33
                                            (144A)                                           150,053
   320,215    0.57                 AAA/Aaa  Gracechurch Mortgage Financing Plc,
                                            Floating Rate Note, 11/20/56 (144A)              319,731
    76,080                         AAA/Aaa  GS Mortgage Securities Corp II, 4.964%,
                                            8/10/38                                           77,062
   595,112    1.10                 AAA/Aaa  GS Mortgage Securities Corp II, Floating
                                            Rate Note, 3/6/20 (144A)                         590,649
   250,000    1.26                 AAA/Aaa  GS Mortgage Securities Corp II, Floating
                                            Rate Note, 3/6/20 (144A)                         245,900
   155,174    2.75                  AAA/NR  GSR Mortgage Loan Trust, Floating Rate
                                            Note, 8/25/33                                    153,115
   216,359    2.66                  AAA/NR  GSR Mortgage Loan Trust, Floating Rate
                                            Note, 9/25/35                                    209,848
   850,000    1.97                 AAA/Aaa  Holmes Master Issuer Plc, Floating Rate
                                            Note, 10/15/54 (144A)                            853,296
   397,820    0.96                  AAA/A1  Impac CMB Trust, Floating Rate Note,
                                            10/25/34                                         346,354
    47,098    1.04                 AAA/Aaa  Impac Secured Assets CMN Owner Trust,
                                            Floating Rate Note, 11/25/34                      44,644
   114,653    0.59                 AAA/Aaa  Impac Secured Assets CMN Owner Trust,
                                            Floating Rate Note, 5/25/36                      105,168
    65,388                          NR/Aaa  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., 5.305%, 1/15/49                 65,888

The accompanying notes are an integral part of these financial statements.


24    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
                                            Thrifts & Mortgage Finance -- (continued)
    34,618                         AAA/Aaa  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., 5.376%, 7/12/37          $     34,782
    44,214                          NR/Aaa  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., 5.45%, 12/12/43                45,549
   242,364                          NR/Aaa  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., 5.819%, 6/12/43               249,578
   811,644    0.45                   NR/A2  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            11/15/18 (144A)                                 788,563
   312,171    0.47                   NR/A3  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            11/15/18 (144A)                                 302,494
   195,107    0.60                  NR/Ba1  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            11/15/18 (144A)                                 161,939
   500,000    2.14                 AAA/Aaa  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            11/15/28 (144A)                                 506,612
   257,000    6.45                   NR/A2  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            5/12/34                                         257,000
   200,000    0.40                  A-/Aa3  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            5/15/47                                         183,998
   115,653    5.80                 AAA/Aaa  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            6/15/49                                         116,280
   463,066    0.62                  NR/Aa1  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            7/15/19 (144A)                                  449,193
   350,000    4.65               BBB+/Baa1  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            7/15/28 (144A)                                  344,920
   370,333    5.17                  AAA/NR  JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            8/12/40                                         377,468
    97,475    2.27                 AAA/Aa3  JP Morgan Mortgage Trust, Floating Rate
                                            Note, 10/25/33                                   99,164
   256,588    4.44                  AAA/A3  JP Morgan Mortgage Trust, Floating Rate
                                            Note, 2/25/35                                   257,562
    43,322                         AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                            4.647%, 7/15/30                                  43,362

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    25

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
                                             Thrifts & Mortgage Finance -- (continued)
     502,990                        AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                             4.664%, 7/15/30                            $    512,014
     264,809                        AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                             4.83%, 11/15/27                                 269,049
     116,102                         AAA/NR  LB-UBS Commercial Mortgage Trust,
                                             4.853%, 9/15/31                                 117,361
         605                        AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                             5.532%, 3/15/32                                     604
      76,702                        AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                             5.845%, 7/15/40                                  77,826
     475,381         0.36           AAA/Aaa  Lehman Brothers Floating Rate
                                             Commercial Mortgage Trust, Floating
                                             Rate Note, 9/15/21 (144A)                       464,394
     198,431         1.09           AAA/Aaa  Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             10/25/37 (144A)                                 191,206
   1,181,812         2.72           AAA/Aa2  MASTR Adjustable Rate Mortgages Trust,
                                             Floating Rate Note, 11/21/34                  1,187,682
     208,531                         AAA/NR  MASTR Asset Securitization Trust, 4.5%,
                                             7/25/13                                         209,504
       6,282                         AAA/NR  MASTR Asset Securitization Trust,
                                             4.75%, 1/25/14                                    6,363
     390,000         5.48            AAA/NR  Merrill Lynch/Countrywide Commercial
                                             Mortgage Trust, Floating Rate Note,
                                             2/12/39                                         395,090
      83,295         5.69           AAA/Aaa  Merrill Lynch/Countrywide Commercial
                                             Mortgage Trust, Floating Rate Note,
                                             6/12/50                                          83,242
     208,802         0.57          AAA/Baa3  MLCC Mortgage Investors, Inc., Floating
                                             Rate Note, 11/25/29                             184,486
      96,562         0.70          AAA/Baa2  MLCC Mortgage Investors, Inc., Floating
                                             Rate Note, 3/25/30                               89,076
      55,784         0.47            AAA/A3  MLCC Mortgage Investors, Inc., Floating
                                             Rate Note, 4/25/29                               49,523
     190,393         0.90           AAA/Aa3  MLCC Mortgage Investors, Inc., Floating
                                             Rate Note, 6/25/28                              164,250
     470,629         0.80            NR/Aaa  NCUA Guaranteed Notes, Floating Rate
                                             Note, 12/8/20                                   472,393
     367,345         0.80            NR/Aaa  NCUA Guaranteed Notes, Floating Rate
                                             Note, 12/8/20                                   368,925
     192,863         0.64            AAA/NR  Residential Asset Securitization Trust,
                                             Floating Rate Note, 5/25/33                     174,167
     400,000         7.16            NR/Aaa  Salomon Brothers Mortgage Securities
                                             VII, Inc., Floating Rate Note,
                                             5/18/32 (144A)                                  409,061

The accompanying notes are an integral part of these financial statements.


26    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
                                            Thrifts & Mortgage Finance -- (continued)
   275,869          0.51        AAA/Baa1    Sequoia Mortgage Trust, Floating Rate
                                            Note, 1/20/35                              $    215,438
   183,342          1.03          AAA/A3    Sequoia Mortgage Trust, Floating Rate
                                            Note, 1/20/35                                   147,587
   354,002          0.56        AAA/Baa3    Sequoia Mortgage Trust, Floating Rate
                                            Note, 11/20/34                                  313,941
   294,074          0.47          AAA/B1    Sequoia Mortgage Trust, Floating Rate
                                            Note, 2/20/35                                   254,346
   182,907          0.46         AAA/Ba3    Sequoia Mortgage Trust, Floating Rate
                                            Note, 3/20/35                                   158,883
   324,190          2.01        AAA/Baa3    Sequoia Mortgage Trust, Floating Rate
                                            Note, 8/20/34                                   318,081
   445,459          2.75          AAA/A3    Structured Asset Securities Corp.,
                                            Floating Rate Note, 10/25/33                    434,140
   225,449          2.66        AAA/Baa1    Structured Asset Securities Corp.,
                                            Floating Rate Note, 7/25/33                     204,050
   430,714          1.86          AAA/B2    Thornburg Mortgage Securities Trust,
                                            Floating Rate Note, 3/25/44                     400,151
   123,434                       AAA/Aaa    Wachovia Bank Commercial Mortgage
                                            Trust, 4.79%, 4/15/42                           126,836
   186,551          2.49          AAA/A3    WaMu Mortgage Pass Through
                                            Certificates, Floating Rate Note,
                                            1/25/33                                         180,365
   223,204          2.45           AA/NR    WaMu Mortgage Pass Through
                                            Certificates, Floating Rate Note,
                                            1/25/35                                         216,331
   456,688          0.64         NR/Baa1    WaMu Mortgage Pass Through
                                            Certificates, Floating Rate Note,
                                            3/25/34                                         445,134
    25,154                        CCC/B1    Wells Fargo Mortgage Backed Securities
                                            Trust, 6.0%, 8/25/36                             25,076
   125,472          2.62          NR/Ba3    Wells Fargo Mortgage Backed Securities
                                            Trust, Floating Rate Note, 1/25/35              110,412
   122,621          5.00          NR/Ba2    Wells Fargo Mortgage Backed Securities
                                            Trust, Floating Rate Note, 4/25/35              123,111
   101,672          0.54         AAA/Aaa    Westpac Securitisation Trust, Floating
                                            Rate Note, 5/21/38 (144A)                        99,409
                                                                                       ------------
                                                                                       $ 24,668,890
                                                                                       ------------
                                            Total Banks                                $ 24,668,890
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 4.3%
                                            Other Diversified Financial Services -- 2.8%
   281,569          0.98         A+/Baa1    Bear Stearns Alt-A Trust, Floating Rate
                                            Note, 11/25/34                             $    265,879

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    27

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                   Value
                                            Other Diversified Financial Services -- (continued)
   178,697          0.57            AAA/A3  CC Mortgage Funding Corp., Floating
                                            Rate Note, 1/25/35 (144A)                     $    130,198
    87,979          0.54          AAA/Baa3  CC Mortgage Funding Corp., Floating
                                            Rate Note, 8/25/35 (144A)                           62,754
    79,374          0.36          BBB+/Aa2  Credit Suisse Mortgage Capital
                                            Certificates, Floating Rate Note,
                                            2/15/22 (144A)                                      73,818
   290,575          5.79           AAA/Aaa  Credit Suisse Mortgage Capital
                                            Certificates, Floating Rate Note,
                                            9/15/39                                            290,729
   111,306          0.62           AAA/Aaa  Crusade Global Trust, Floating Rate
                                            Note, 4/19/38                                      106,198
    46,777                          AA+/NR  Fannie Mae Prepayment Link Note,
                                            4.45%, 8/25/12                                      47,266
   106,537                         AAA/Aaa  Greenwich Capital Commercial Funding
                                            Corp., 4.111%, 7/5/35                              109,014
    43,856                         AAA/Aaa  Greenwich Capital Commercial Funding
                                            Corp., 5.117%, 4/10/37                              44,025
   650,000                          AAA/NR  Greenwich Capital Commercial Funding
                                            Corp., 5.597%, 12/10/49                            667,412
   288,426                          AAA/NR  Morgan Stanley Capital I, 4.882%,
                                            8/13/42                                            291,375
   150,002                          AAA/NR  Morgan Stanley Capital I, 5.357%,
                                            12/15/44                                           150,523
    82,870          0.30           AAA/Aaa  Morgan Stanley Capital I, Floating Rate
                                            Note, 10/15/20 (144A)                               82,835
   650,000          0.34           AA+/Aa3  Morgan Stanley Capital I, Floating Rate
                                            Note, 10/15/20 (144A)                              615,842
   356,907          0.74           AAA/Aaa  Morgan Stanley Capital I, Floating Rate
                                            Note, 12/15/20 (144A)                              347,776
   100,000          0.84           BBB+/A3  Morgan Stanley Capital I, Floating Rate
                                            Note, 12/15/20 (144A)                               91,820
   100,000          0.94         BBB-/Baa2  Morgan Stanley Capital I, Floating Rate
                                            Note, 12/15/20 (144A)                               90,820
   113,895                           NR/B2  Residential Accredit Loans, Inc., 5.5%,
                                            12/25/34                                           114,964
   103,177          0.79           AAA/Ba1  Residential Accredit Loans, Inc., Floating
                                            Rate Note, 1/25/34                                  98,275
   106,887          0.79           NR/Baa1  Residential Accredit Loans, Inc., Floating
                                            Rate Note, 10/25/17                                100,454
    42,451          0.84          AAA/Baa2  Residential Accredit Loans, Inc., Floating
                                            Rate Note, 4/25/34                                  39,433
   458,422          2.67            AAA/A3  Structured Adjustable Rate Mortgage
                                            Loan Trust, Floating Rate Note, 3/25/34            417,862

The accompanying notes are an integral part of these financial statements.


28    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            Other Diversified Financial Services -- (continued)
   116,471          0.64         AAA/Ba1    Structured Adjustable Rate Mortgage
                                            Loan Trust, Floating Rate Note, 6/25/35     $    108,799
   115,283          5.93           NR/NR    Vericrest Opportunity Loan Transferee,
                                            Floating Rate Note, 12/26/50 (144A)              115,840
                                                                                        ------------
                                                                                        $  4,463,911
-----------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.0%
   750,000          1.96         AAA/Aaa    Fosse Master Issuer Plc, Floating Rate
                                            Note, 10/18/54 (144A)                       $    750,786
   303,160          2.45         AAA/Aaa    Nomura Asset Acceptance Corp.,
                                            Floating Rate Note, 12/25/34                     294,374
   100,000          1.72         AAA/Aaa    Permanent Master Issuer Plc, Floating
                                            Rate Note, 7/15/42 (144A)                        100,253
   500,000          1.97         AAA/Aaa    Permanent Master Issuer Plc, Floating
                                            Rate Note, 7/15/42 (144A)                        502,022
                                                                                        ------------
                                                                                        $  1,647,435
-----------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 0.5%
    94,613                        AAA/NR    Banc of America Merrill Lynch
                                            Commercial Mortgage, Inc., 4.512%,
                                            12/10/42                                    $     96,510
    38,122                        NR/Aaa    Banc of America Merrill Lynch
                                            Commercial Mortgage, Inc., 5.381%,
                                            1/15/49                                           38,081
   147,000                      BBB+/Aaa    Banc of America Merrill Lynch
                                            Commercial Mortgage, Inc., 6.309%,
                                            6/11/35                                          147,813
   125,000                       BB+/Aa1    Banc of America Merrill Lynch
                                            Commercial Mortgage, Inc., 6.349%,
                                            6/11/35                                          125,567
   185,523          4.87          AAA/NR    Banc of America Merrill Lynch
                                            Commercial Mortgage, Inc., Floating
                                            Rate Note, 3/11/41                               189,360
    95,860                       AAA/Aaa    Bear Stearns Commercial Mortgage
                                            Securities, 4.8%, 1/12/41                         96,846
    30,988          4.72          NR/Aaa    Bear Stearns Commercial Mortgage
                                            Securities, Floating Rate Note,
                                            11/11/35                                          31,197
     4,026          4.24          NR/Aaa    Bear Stearns Commercial Mortgage
                                            Securities, Floating Rate Note, 8/13/39            4,052
    40,000                        AAA/NR    Morgan Stanley Dean Witter Capital I,
                                            5.93%, 12/15/35                                   40,080
    45,000          7.39          BB-/NR    Morgan Stanley Dean Witter Capital I,
                                            Floating Rate Note, 2/15/33 (144A)                44,208
                                                                                        ------------
                                                                                        $    813,714
                                                                                        ------------
                                            Total Diversified Financials                $  6,925,060
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    29

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
                                             REAL ESTATE -- 2.8%
                                             Mortgage REITs -- 0.8%
      32,024                      AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.512%, 7/15/37          $     32,063
     139,808                        A-/NR    Credit Suisse First Boston Mortgage
                                             Securities Corp., 5.5%, 7/25/35                 140,864
      89,991         1.59         AA+/Aa2    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             12/25/33                                         85,334
     352,836         0.98        AAA/Baa3    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             6/25/34                                         305,481
     739,396         5.07         AAA/Aaa    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             8/15/38                                         749,880
                                                                                        ------------
                                                                                        $  1,313,622
-----------------------------------------------------------------------------------------------------
                                             Specialized REITs -- 0.4%
     644,159                       NR/Aaa    Entertainment Properties Trust, 5.244%,
                                             2/15/18 (144A)                             $    656,683
-----------------------------------------------------------------------------------------------------
                                             Diversified Real Estate Activities -- 1.1%
   1,105,415         0.68         AAA/Aaa    Mellon Residential Funding Corp.,
                                             Floating Rate Note, 12/15/30               $  1,037,987
     694,549         0.72         AAA/Aaa    Mellon Residential Funding Corp.,
                                             Floating Rate Note, 6/15/30                     662,399
                                                                                        ------------
                                                                                        $  1,700,386
-----------------------------------------------------------------------------------------------------
                                             Real Estate Services -- 0.5%
     761,410         0.45          AAA/NR    Banc of America Large Loan, Inc.,
                                             Floating Rate Note, 10/15/19 (144A)        $    746,182
                                                                                        ------------
                                             Total Real Estate                          $  4,416,873
-----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT & AGENCY -- 11.0%
      60,880                        NR/NR    Fannie Mae REMICS, 3.5%, 12/25/31          $     62,337
     118,119                        NR/NR    Fannie Mae REMICS, 5.0%, 3/25/26                119,248
     107,259                        NR/NR    Fannie Mae REMICS, 5.0%, 8/25/35                110,246
     200,522                        NR/NR    Fannie Mae REMICS, 5.5%, 11/25/31               201,941
     523,191                        NR/NR    Fannie Mae REMICS, 6.0%, 3/25/35                564,424
     258,660                        NR/NR    Fannie Mae REMICS, 6.25%, 6/25/44               259,635
     166,555                        NR/NR    Fannie Mae REMICS, 7.0%, 6/25/13                170,337
      76,627         0.64           NR/NR    Fannie Mae REMICS, Floating Rate Note,
                                             11/25/29                                         76,629
   1,175,746         0.84           NR/NR    Fannie Mae REMICS, Floating Rate Note,
                                             11/25/31                                      1,185,103
     175,333         0.79           NR/NR    Fannie Mae REMICS, Floating Rate Note,
                                             12/25/30                                        176,532

The accompanying notes are an integral part of these financial statements.


30    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                               Value
                                             U.S. Government & Agency -- (continued)
      67,475         0.70            AAA/NR  Fannie Mae REMICS, Floating Rate Note,
                                             2/25/17                                   $     67,640
     386,491         0.74             NR/NR  Fannie Mae REMICS, Floating Rate Note,
                                             3/25/23                                        388,048
     559,023         0.47             NR/NR  Fannie Mae REMICS, Floating Rate Note,
                                             3/25/28                                        542,313
     311,698         0.89             NR/NR  Fannie Mae REMICS, Floating Rate Note,
                                             4/25/30                                        314,195
      62,259         0.75             NR/NR  Fannie Mae REMICS, Floating Rate Note,
                                             7/18/27                                         62,593
      68,587         0.64             NR/NR  Fannie Mae REMICS, Floating Rate Note,
                                             8/25/33                                         68,570
     199,593         3.02             NR/NR  Fannie Mae Whole Loan, Floating Rate
                                             Note, 4/25/45                                  206,836
     336,420         2.52             NR/NR  Fannie Mae Whole Loan, Floating Rate
                                             Note, 6/25/35                                  352,873
       7,503                          NR/NR  Freddie Mac REMICS, 3.76%, 3/15/29               7,505
         307                          NR/NR  Freddie Mac REMICS, 5.0%, 11/15/28                 307
     326,308                          NR/NR  Freddie Mac REMICS, 5.0%, 11/15/30             329,665
     310,997                          NR/NR  Freddie Mac REMICS, 6.0%, 3/15/36              312,048
      81,217                        AA+/Aaa  Freddie Mac REMICS, 5.0%, 12/15/29              81,534
      74,081                          NR/NR  Freddie Mac REMICS, 5.0%, 4/15/18               74,323
   1,201,929         0.64             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 1/15/33                                1,204,236
     345,590         1.19            AAA/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 10/15/31                                 352,288
     932,122         0.54             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 11/15/18                                 933,359
     479,358         0.84             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 11/15/31                                 483,157
     457,429         0.64             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 12/15/20                                 458,114
     907,556         0.69             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 12/15/28                                 911,089
     155,751         0.69             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 12/15/32                                 155,973
      98,303         0.74             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 12/15/32                                  98,636
   1,275,459         0.79             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 2/15/33                                1,281,715
     253,680         0.59             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 5/15/29                                  253,739
     810,877         0.69             NR/NR  Freddie Mac REMICS, Floating Rate
                                             Note, 6/15/23                                  813,241

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    31

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
                                             U.S. Government & Agency -- (continued)
   1,494,068         0.64           NR/NR    Freddie Mac REMICS, Floating Rate
                                             Note, 6/15/33                            $  1,494,527
     779,304         0.49           NR/NR    Freddie Mac REMICS, Floating Rate
                                             Note, 7/15/21                                 778,734
   1,202,834         0.49           NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             1/20/33                                     1,204,119
   1,402,119         0.49           NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             9/16/31                                     1,404,236
                                                                                      ------------
                                                                                      $ 17,562,045
                                                                                      ------------
                                             Total U.S. Government & Agency           $ 17,562,045
---------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $53,204,770)                       $ 53,572,868
---------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 18.0%
                                             ENERGY -- 0.3%
                                             Oil & Gas Exploration & Production -- 0.1%
     150,000                        A/Aa3    Ras Laffan Liquefied Natural Gas Co,
                                             Ltd. III, 4.5%, 9/30/12 (144A)           $    151,800
---------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.1%
     150,000                     BBB/Baa2    Valero Energy Corp., 6.875%, 4/15/12     $    150,263
---------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.1%
     150,000                    BBB-/Baa3    Plains All American Pipeline LP,
                                             4.25%, 9/1/12                            $    151,821
                                                                                      ------------
                                             Total Energy                             $    453,884
---------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.3%
                                             Industrial Conglomerates -- 0.3%
     425,000                     BBB/Baa2    Tyco Electronics Group SA, 6.0%,
                                             10/1/12                                  $    436,180
                                                                                      ------------
                                             Total Capital Goods                      $    436,180
---------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.5%
                                             Automobile Manufacturers -- 0.5%
     200,000         0.92           A-/A2    BMW US Capital LLC, Floating Rate
                                             Note, 12/21/12                           $    199,717
     250,000                    BBB+/Baa1    Nissan Motor Acceptance Corp., 3.25%,
                                             1/30/13 (144A)                                253,748
     300,000         1.22           A-/A3    Volkswagen International Finance NV,
                                             Floating Rate Note, 3/21/14 (144A)            299,888
                                                                                      ------------
                                                                                      $    753,353
                                                                                      ------------
                                             Total Automobiles & Components           $    753,353
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            CONSUMER DURABLES & APPAREL -- 0.1%
                                            Household Appliances -- 0.1%
   140,000                     BBB-/Baa3    Whirlpool Corp., 8.0%, 5/1/12               $    140,712
                                                                                        ------------
                                            Total Consumer Durables & Apparel           $    140,712
----------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.6%
                                            Packaged Foods & Meats -- 0.3%
   439,000                     BBB-/Baa2    Kraft Foods, Inc., 6.25%, 6/1/12            $    442,780
----------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.3%
   575,000                        BBB/WR    UST LLC, 6.625%, 7/15/12                    $    584,662
                                                                                        ------------
                                            Total Food, Beverage & Tobacco              $  1,027,442
----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                            Health Care Equipment -- 0.2%
   310,000                        A/Baa1    Covidien International Finance SA,
                                            5.45%, 10/15/12                             $    317,798
                                                                                        ------------
                                            Total Health Care Equipment
                                            & Services                                  $    317,798
----------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                            SCIENCES -- 0.2%
                                            Pharmaceuticals -- 0.1%
   150,000                         AA/A1    Abbott Laboratories, 5.15%, 11/30/12        $    154,550
----------------------------------------------------------------------------------------------------
                                            Life Sciences Tools & Services -- 0.1%
   115,000                       BBB+/NR    Agilent Technologies, Inc., 4.45%,
                                            9/14/12                                     $    116,714
                                                                                        ------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                             $    271,264
----------------------------------------------------------------------------------------------------
                                            BANKS -- 4.8%
                                            Diversified Banks -- 2.8%
   250,000          2.51           A/Aa3    Banco Santander Chile, Floating Rate
                                            Note, 2/14/14 (144A)                        $    248,740
   250,000                       AA-/Aa1    Bank of Nova Scotia, 2.25%, 1/22/13              253,448
   250,000          1.62         AA-/Aa1    Bank of Nova Scotia, Floating Rate Note,
                                            1/12/15                                          253,694
   400,000          0.76          AA/Aaa    Cooperatieve Centrale Raiffeisen-
                                            Boerenleenbank BA Netherlands,
                                            Floating Rate Note, 7/25/13                      399,026
   300,000          0.96         AA-/Aa2    HSBC Bank Plc, Floating Rate Note,
                                            1/18/13 (144A)                                   300,026
   305,000                         A-/A1    HSBC Holdings Plc, 5.25%, 12/12/12               313,078
   200,000          1.25         AA-/Aa1    Royal Bank of Canada, Floating Rate
                                            Note, 10/30/14                                   202,082
   560,000          0.62         AA-/Aa1    Royal Bank of Canada, Floating Rate
                                            Note, 3/8/13                                     560,865

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    33

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
                                            Diversified Banks -- (continued)
   295,000                       AA-/Aa2    Svenska Handelsbanken AB, 2.875%,
                                            9/14/12 (144A)                               $    297,894
   200,000          0.87         AA-/Aaa    The Toronto-Dominion Bank, Floating
                                            Rate Note, 7/14/14                                200,757
   128,000          0.89            A/A3    Wachovia Corp., Floating Rate Note,
                                            10/28/15                                          121,914
   400,000          2.32           A+/A2    Wachovia Corp., Floating Rate Note,
                                            5/1/13                                            407,349
   100,000          0.74           A+/A2    Wachovia Corp., Floating Rate Note,
                                            8/1/13                                            100,080
   450,000                         A+/A2    Wells Fargo & Co., 5.25%, 10/23/12                461,799
   365,000          1.20         AA-/Aa2    Westpac Banking Corp., Floating Rate
                                            Note, 12/9/13                                     365,253
                                                                                         ------------
                                                                                         $  4,486,005
-----------------------------------------------------------------------------------------------------
                                            Regional Banks -- 2.0%
   650,000          0.37         BBB+/A2    American Express Bank FSB, Floating
                                            Rate Note, 5/29/12                           $    650,079
   553,000                         A-/A2    BB&T Corp., 3.85%, 7/27/12                        558,862
   200,000                       BBB+/A3    BB&T Corp., 4.75%, 10/1/12                        203,884
   400,000          1.25           A-/A2    BB&T Corp., Floating Rate Note,
                                            4/28/14                                           401,829
   150,000                         A-/A3    KeyBank NA Cleveland Ohio, 5.5%,
                                            9/17/12                                           152,934
   100,000                     BBB-/Baa2    North Fork Bancorporation, Inc.,
                                            5.875%, 8/15/12                                   101,593
   120,000                         A-/A3    PNC Funding Corp., 5.5%, 9/28/12                  122,840
   100,000          0.75           A-/A3    PNC Funding Corp., Floating Rate Note,
                                            1/31/14                                            99,249
   350,000          0.67          A+/Aa3    State Street Bank and Trust Co., Floating
                                            Rate Note, 12/8/15                                334,396
   450,000          5.46       BBB+/Baa1    State Street Capital Trust III, Floating
                                            Rate Note, 1/29/49                                451,755
   100,000          0.85           A/Aa3    US Bank NA Cincinnati Ohio, Floating
                                            Rate Note, 10/14/14                                99,279
                                                                                         ------------
                                                                                         $  3,176,700
                                                                                         ------------
                                            Total Banks                                  $  7,662,705
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 6.1%
                                            Other Diversified Financial Services -- 3.5%
   250,000         15.85           B+/NR    Calabash Re, Ltd., Floating Rate Note,
                                            6/15/12 (Cat Bond) (144A)                    $    254,725
   400,000                     BBB+/Baa1    Citigroup, Inc., 5.625%, 8/27/12                  406,738
   250,000          2.51           A-/A3    Citigroup, Inc., Floating Rate Note,
                                            8/13/13                                           250,744

The accompanying notes are an integral part of these financial statements.


34    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                   Value
                                            Other Diversified Financial Services -- (continued)
   250,000         10.25          BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                            1/8/15 (Cat Bond) (144A)                      $    245,250
   250,000          0.00           BB/NR    East Lane Re V, Ltd., Floating Rate Note,
                                            3/16/16 (Cat Bond) (144A)                          247,975
   300,000          1.43         AA+/Aa2    General Electric Capital Corp., Floating
                                            Rate Note, 1/7/14                                  301,929
   365,000          1.39         AA+/Aa2    General Electric Capital Corp., Floating
                                            Rate Note, 5/22/13                                 368,350
   100,000          0.47         AA+/Aaa    General Electric Capital Corp., Floating
                                            Rate Note, 9/21/12                                 100,106
   300,000          1.47         AA+/Aa2    General Electric Capital Corp., Floating
                                            Rate Note, 9/23/13                                 301,408
   300,000          8.35          BB-/NR    Ibis Re II, Ltd., Floating Rate Note,
                                            2/5/15 (Cat Bond) (144A)                           293,940
   650,000         10.72           BB/NR    Ibis Re, Ltd., Floating Rate Note,
                                            5/10/12 (Cat Bond) (144A)                          654,160
   250,000          1.36           A/Aa3    JPMorgan Chase & Co., Floating Rate
                                            Note, 1/24/14                                      251,110
   250,000          6.00           BB/NR    Lodestone Re, Ltd., Floating Rate Note,
                                            1/8/14 (Cat Bond) (144A)                           242,625
   250,000          6.25           BB/NR    Lodestone Re, Ltd., Floating Rate Note,
                                            5/17/13 (Cat Bond) (144A)                          247,500
   250,000          9.99          BB-/NR    Loma Reinsurance, Ltd., Floating Rate
                                            Note, 12/21/12 (Cat Bond) (144A)                   253,025
   250,000          0.00          BB-/NR    Queen Street IV Capital, Ltd., Floating
                                            Rate Note, 4/9/15 (Cat Bond) (144A)                239,250
   250,000          0.00           NR/NR    Queen Street V Re, Ltd., Floating Rate
                                            Note, 4/9/15 (Cat Bond) (144A)                     247,225
   250,000          0.00           BB/NR    Residential Reinsurance 2010,
                                            Ltd., Floating Rate Note,
                                            6/6/13 (Cat Bond) (144A)                           248,500
   400,000          3.39         BBB-/NR    Vita Capital IV, Ltd., Floating Rate Note,
                                            1/15/16 (Cat Bond) (144A)                          398,480
                                                                                          ------------
                                                                                          $  5,553,040
------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.1%
   250,000          5.25          BB+/NR    Kibou, Ltd., Floating Rate Note,
                                            2/16/15 (Cat Bond) (144A)                     $    249,150
------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.9%
   100,000                         B+/B1    Ally Financial, Inc., 6.875%, 8/28/12         $    101,534
   200,000                         B+/B1    Ally Financial, Inc., 6.875%, 8/28/12              203,500
   100,000          1.94         BBB+/A2    American Express Credit Corp., Floating
                                            Rate Note, 6/19/13                                 101,225
   200,000          0.74           A+/A1    American Honda Finance Corp., Floating
                                            Rate Note, 11/20/12 (144A)                         200,078

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    35

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            Consumer Finance -- (continued)
   300,000    0.90                 A+/A1    American Honda Finance Corp., Floating
                                            Rate Note, 11/7/12 (144A)                   $    300,422
   500,000    0.81               AA-/Aa3    Toyota Motor Credit Corp., Floating Rate
                                            Note, 4/23/13                                    501,494
                                                                                        ------------
                                                                                        $  1,408,253
----------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.2%
   100,000                        A+/Aa3    The Bank of New York Mellon Corp.,
                                            4.5%, 4/1/13                                $    103,870
   200,000    0.82                A+/Aa3    The Bank of New York Mellon Corp.,
                                            Floating Rate Note, 7/28/14                      200,292
                                                                                        ------------
                                                                                        $    304,162
----------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 1.4%
   175,000                       A-/Baa1    Merrill Lynch & Co, Inc., 6.05%,
                                            8/15/12                                     $    178,040
   250,000    2.16                 A-/A2    Morgan Stanley, Floating Rate Note,
                                            1/24/14                                          243,226
    50,000    1.53                 A-/A2    Morgan Stanley, Floating Rate Note,
                                            4/29/13                                           49,566
   100,000    3.01                 A-/A2    Morgan Stanley, Floating Rate Note,
                                            5/14/13                                          100,755
   250,000    4.75                 B+/NR    Queen Street III Capital,
                                            Ltd., Floating Rate Note,
                                            7/28/14 (Cat Bond) (144A)                        247,900
   410,000                        A/Baa1    TD Ameritrade Holding Corp., 2.95%,
                                            12/1/12                                          415,990
   400,000    1.27                 A/Aa3    The Bear Stearns Companies LLC,
                                            Floating Rate Note, 10/28/14                     395,292
   200,000    2.26                 A/Aa3    The Bear Stearns Companies LLC,
                                            Floating Rate Note, 8/10/12                      201,341
   100,000                         A-/A1    The Goldman Sachs Group, Inc.,
                                            3.625%, 8/1/12                                   100,878
   100,000                         A-/A1    The Goldman Sachs Group, Inc., 5.45%,
                                            11/1/12                                          102,279
   200,000    1.53                 A-/A1    The Goldman Sachs Group, Inc., Floating
                                            Rate Note, 2/7/14                                196,385
                                                                                        ------------
                                                                                        $  2,231,652
                                                                                        ------------
                                            Total Diversified Financials                $  9,746,257
----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 2.3%
                                            Life & Health Insurance -- 0.8%
   135,000                         A-/A3    MetLife, Inc., 5.375%, 12/15/12             $    139,236
   350,000                        AA-/A2    Protective Life Secured Trusts, 5.45%,
                                            9/28/12                                          357,656

The accompanying notes are an integral part of these financial statements.


36    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
                                            Life & Health Insurance -- (continued)
   225,000                        A/Baa2    Prudential Financial, Inc., 2.75%,
                                            1/14/13                                    $    228,214
   250,000                        A/Baa2    Prudential Financial, Inc., 3.625%,
                                            9/17/12                                         253,196
   250,000          4.83         BBB+/NR    Vitality Re, Ltd., Floating Rate Note,
                                            1/7/14 (Cat Bond) (144A)                        252,825
                                                                                       ------------
                                                                                       $  1,231,127
---------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.3%
   200,000                       AA-/Aa3    Metropolitan Life Global Funding I,
                                            2.5%, 1/11/13 (144A)                       $    202,083
   225,000          1.33         AA-/Aa3    Metropolitan Life Global Funding I,
                                            Floating Rate Note, 1/10/14 (144A)              225,189
                                                                                       ------------
                                                                                       $    427,272
---------------------------------------------------------------------------------------------------
                                            Reinsurance -- 1.2%
   250,000          4.98          BB+/NR    Blue Fin, Ltd., Floating Rate Note,
                                            4/10/12 (Cat Bond) (144A)                  $    249,900
   500,000          0.00         NR/Baa1    Combine Re, Ltd., Floating Rate Note,
                                            1/7/15 (Cat Bond) (144A)                        498,600
   250,000          5.40          BB+/NR    Longpoint Re, Ltd., Floating Rate Note,
                                            12/24/12 (Cat Bond) (144A)                      246,375
   250,000         10.22            B/NR    Montana Re, Ltd., Floating Rate Note,
                                            12/7/12 (Cat Bond) (144A)                       243,700
   250,000          9.00           BB/NR    Mystic Re, Ltd., Floating Rate Note,
                                            3/12/15 (Cat Bond) (144A)                       248,300
   250,000         12.50           B+/NR    Residential Reinsurance 2009,
                                            Ltd., Floating Rate Note,
                                            6/6/12 (Cat Bond) (144A)                        252,825
   250,000          9.70            B/NR    Successor X, Ltd., Floating Rate Note,
                                            2/25/14 (Cat Bond) (144A)                       241,425
                                                                                       ------------
                                                                                       $  1,981,125
                                                                                       ------------
                                            Total Insurance                            $  3,639,524
---------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                            Office Electronics -- 0.1%
   250,000          1.87       BBB-/Baa2    Xerox Corp., Floating Rate Note,
                                            9/13/13                                    $    252,214
                                                                                       ------------
                                            Total Technology Hardware
                                            & Equipment                                $    252,214
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    37

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            TELECOMMUNICATION SERVICES -- 0.4%
                                            Integrated Telecommunication Services -- 0.4%
   370,000                      BBB/Baa2    British Telecommunications Plc, 5.15%,
                                            1/15/13                                     $    382,280
   200,000          0.86       BBB+/Baa1    Telefonica Emisiones SAU, Floating Rate
                                            Note, 2/4/13                                     196,068
                                                                                        ------------
                                                                                        $    578,348
                                                                                        ------------
                                            Total Telecommunication Services            $    578,348
----------------------------------------------------------------------------------------------------
                                            UTILITIES -- 2.1%
                                            Electric Utilities -- 0.6%
   300,000          1.22        BBB/Baa2    Northeast Utilities, Floating Rate Note,
                                            9/20/13                                     $    299,917
   250,000                         A+/A1    NSTAR Electric Co., 4.875%, 10/15/12             255,693
   300,000                          A/A2    Public Service Co of Colorado, 4.875%,
                                            3/1/13                                           311,792
   125,000                          A/A2    Public Service Co of Colorado, 7.875%,
                                            10/1/12                                          129,509
                                                                                        ------------
                                                                                        $    996,911
----------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 1.2%
   500,000                         A-/A3    Consolidated Edison Co of New York,
                                            Inc., 5.625%, 7/1/12                        $    505,840
   580,000                       A-/Baa2    Dominion Resources, Inc. Virginia, 5.7%,
                                            9/17/12                                          593,165
   175,000                       A-/Baa2    Dominion Resources, Inc. Virginia,
                                            6.25%, 6/30/12                                   177,345
   490,000                     BBB+/Baa1    MidAmerican Energy Holdings Co.,
                                            3.15%, 7/15/12                                   493,419
   175,000          1.23       BBB+/Baa1    Sempra Energy, Floating Rate Note,
                                            3/15/14                                          175,041
                                                                                        ------------
                                                                                        $  1,944,810
----------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy Traders -- 0.3%
   250,000          0.00           BB/NR    East Lane Re, Ltd., Floating Rate Note,
                                            3/13/15 (Cat Bond) (144A)                   $    251,150
   250,000          5.75          BB+/NR    East Lane Re, Ltd., Floating Rate Note,
                                            3/14/14 (Cat Bond) (144A)                        248,550
                                                                                        ------------
                                                                                        $    499,700
                                                                                        ------------
                                            Total Utilities                             $  3,441,421
----------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $28,775,664)                          $ 28,721,102
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


38    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- 5.5%
      12,879                        AAA/Aaa  Fannie Mae, 6.5%, 1/1/15                   $     13,735
      20,719                        AAA/Aaa  Fannie Mae, 7.0%, 10/1/17                        22,383
      37,021         3.28           AAA/Aaa  Fannie Mae, Floating Rate Note, 1/1/48           39,471
      31,524         2.54           AAA/Aaa  Fannie Mae, Floating Rate Note,
                                             10/1/32                                          33,417
      24,368         2.31           AAA/Aaa  Fannie Mae, Floating Rate Note,
                                             11/1/23                                          25,122
      34,235         2.30           AAA/Aaa  Fannie Mae, Floating Rate Note, 2/1/34           34,529
      16,732         2.48           AAA/Aaa  Fannie Mae, Floating Rate Note, 4/1/15           16,864
      27,819         2.24           AAA/Aaa  Fannie Mae, Floating Rate Note, 9/1/32           29,230
     100,000         0.27           AA+/Aaa  Federal Farm Credit Bank, Floating Rate
                                             Note, 10/15/13                                  100,004
     500,000         0.24           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 1/25/13                                   500,352
     300,000         0.29           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 2/25/13                                   300,357
     440,000         0.27           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 3/13/13                                   440,463
     670,000         0.27           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 4/12/13                                   669,873
     300,000         0.33           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 4/5/13                                    300,355
     450,000         0.27           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 5/2/13                                    450,481
     200,000         0.31           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 6/7/13                                    200,205
     250,000         0.20           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 7/2/12                                    250,009
     300,000         0.25           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 7/22/13                                   300,104
     400,000         0.22           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 7/24/12                                   400,100
     485,000         0.37           AA+/Aaa  Federal Home Loan Banks, Floating Rate
                                             Note, 9/16/13                                   485,802
      12,539                        AAA/Aaa  Federal Home Loan Mortgage Corp.,
                                             7.0%, 6/1/14                                     13,287
      16,372         2.37           AAA/Aaa  Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 10/1/23                      17,284
      17,279         2.86           AAA/Aaa  Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 11/1/33                      18,454
       9,549         4.60           AAA/Aaa  Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 6/1/35                       10,137
   1,030,000         0.29           AA+/Aaa  Federal National Mortgage Association,
                                             Floating Rate Note, 11/23/12                  1,030,942

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    39

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
                                             U.S. Government and Agency Obligations -- (continued)
   1,240,000         0.25         AA+/Aaa    Federal National Mortgage Association,
                                             Floating Rate Note, 3/14/13                  $  1,241,096
   1,320,000         0.32         AA+/Aaa    Federal National Mortgage Association,
                                             Floating Rate Note, 9/13/12                     1,321,059
      20,354         2.38         AAA/Aaa    Government National Mortgage
                                             Association II, Floating Rate Note,
                                             1/20/22                                            21,124
     250,000                      AA+/Aaa    U.S. Treasury Notes, 0.5%, 11/30/12               250,518
     250,000                      AA+/Aaa    U.S. Treasury Notes, 0.625%,
                                             12/31/12                                          250,791
                                                                                          ------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $8,107,849)                            $  8,787,548
------------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS -- 0.4%
     436,000         0.94         AA-/Aa1    Province of Ontario Canada, Floating
                                             Rate Note, 5/22/12                           $    436,218
     250,000                         A/A1    The Korea Development Bank, 5.5%,
                                             11/13/12                                          255,600
                                                                                          ------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $691,576)                              $    691,818
------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 12.2%
                                             Municipal Development -- 3.1%
   2,000,000         0.16         AAA/Aaa    Lower Neches Valley Authority Industrial
                                             Development Corp., Floating Rate Note,
                                             11/1/38                                      $  2,000,000
   3,000,000         0.18          NR/Aa1    Mississippi Business Finance Corp.,
                                             Floating Rate Note, 12/1/30                     3,000,000
                                                                                          ------------
                                                                                          $  5,000,000
------------------------------------------------------------------------------------------------------
                                             Municipal Education -- 0.5%
     765,000         0.21           A+/NR    Illinois Finance Authority, Floating Rate
                                             Note, 9/1/41                                 $    765,000
------------------------------------------------------------------------------------------------------
                                             Municipal General -- 0.1%
     200,000         1.47           A+/A1    New Jersey Economic Development
                                             Authority, Floating Rate Note, 6/15/13       $    200,778
------------------------------------------------------------------------------------------------------
                                             Higher Municipal Education -- 6.5%
     825,000         0.19         AAA/Aaa    Connecticut State Health & Educational
                                             Facility Authority, Floating Rate Note,
                                             7/1/36                                       $    825,000
     750,000         0.17         AAA/Aaa    Connecticut State Health & Educational
                                             Facility Authority, Floating Rate Note,
                                             7/1/36                                            750,000
     500,000         0.17         AAA/Aa1    District of Columbia, Floating Rate Note,
                                             4/1/41                                            500,000

The accompanying notes are an integral part of these financial statements.


40    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                    Value
                                             Higher Municipal Education -- (continued)
   1,520,000         0.18          AA/Aa2    Maryland Health & Higher Educational
                                             Facilities Authority, Floating Rate Note,
                                             7/1/36                                         $  1,520,000
   1,200,000         0.19         AAA/Aaa    Massachusetts Health & Educational
                                             Facilities Authority, Floating Rate Note,
                                             11/1/49                                           1,200,000
     500,000         0.17         AAA/Aa1    Syracuse Industrial Development
                                             Agency, Floating Rate Note, 12/1/35                 500,000
   5,100,000         0.14         AAA/Aaa    University of Texas System, Floating Rate
                                             Note, 8/1/34                                      5,099,999
                                                                                            ------------
                                                                                            $ 10,394,999
--------------------------------------------------------------------------------------------------------
                                             Municipal Medical -- 1.7%
   1,530,000         0.22          NR/Aa1    City of Minneapolis Minnesota, Floating
                                             Rate Note, 11/15/35                            $  1,530,000
   1,085,000         0.20           AA/NR    Harris County Health Facilities
                                             Development Corp., Floating Rate Note,
                                             12/1/41                                           1,085,000
                                                                                            ------------
                                                                                            $  2,615,000
--------------------------------------------------------------------------------------------------------
                                             Municipal Power -- 0.2%
     250,000         0.74          NR/Aa3    South Carolina State Public Service
                                             Authority, Floating Rate Note, 7/1/13          $    250,288
--------------------------------------------------------------------------------------------------------
                                             Municipal School District -- 0.1%
     150,000                       NR/Aaa    Davis County School District, 4.75%,
                                             6/1/13 (Pre-Refunded)                          $    151,164
                                                                                            ------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $19,376,620)                             $ 19,377,229
--------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN INTERESTS -- 7.0%**
                                             ENERGY -- 0.1%
                                             Integrated Oil & Gas -- 0.0%+
      79,888         4.50        BBB/Baa2    Glenn Pool Oil & Gas Trust, Term Loan,
                                             6/1/16                                         $     81,685
--------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.1%
     100,000         4.25        BBB-/Ba2    Pilot Travel Centers LLC, Initial Tranche B
                                             Term Loan, 3/30/18                             $    100,400
                                                                                            ------------
                                             Total Energy                                   $    182,085
--------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.7%
                                             Commodity Chemicals -- 0.1%
      75,000         6.25          BB-/B1    Taminco Group NV, Dollar Term Loan,
                                             12/16/18                                       $     75,633
     157,143         4.25          NR/Ba2    Tronox, Inc., Closing Date Term Loan,
                                             1/24/17                                             157,438
                                                                                            ------------
                                                                                            $    233,071
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    41

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            Specialty Chemicals -- 0.3%
   124,330          3.75         BB/Baa3    Ashland, Inc., Term B Loan, 8/23/18         $    124,544
   199,000          5.75         BB-/Ba2    OM Group, Inc., Term B Dollar Loan,
                                            8/2/17                                           200,658
   124,688          5.00         BB-/Ba1    PolyOne Corp., Loan, 12/20/17                    125,350
                                                                                        ------------
                                                                                        $    450,552
----------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.1%
   147,750          4.75         BB+/Ba1    Sealed Air Corp., Term B Advance,
                                            5/31/18                                     $    149,616
----------------------------------------------------------------------------------------------------
                                            Aluminum -- 0.1%
   120,000          5.75         BB-/Ba2    Noranda Aluminum Holding Corp.,
                                            Term B Loan, 2/17/19                        $    121,050
----------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.1%
   148,875          4.00         BB+/Ba1    SunCoke Energy, Inc., Tranche B Term
                                            Loan, 7/21/18                               $    148,875
----------------------------------------------------------------------------------------------------
                                            Paper Products -- 0.0%+
    49,625          6.50            B/B1    Exopack Holding Corp., Term Loan B,
                                            5/31/17                                     $     49,687
                                                                                        ------------
                                            Total Materials                             $  1,152,851
----------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.6%
                                            Aerospace & Defense -- 0.1%
   174,563          5.75         BB+/Ba3    DigitalGlobe, Inc., Term Loan, 9/21/18      $    168,176
----------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 0.3%
   149,250          5.50          BB/Ba2    Terex Corp., U.S. Term Loan, 4/28/17        $    150,789
   225,000          4.25          BB/Ba2    The Manitowoc Co, Inc., Term B Loan,
                                            10/11/17                                         225,000
                                                                                        ------------
                                                                                        $    375,789
----------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.2%
   250,000          0.00           NR/NR    Schaeffler AG, Facility C2 Term Loan,
                                            1/27/17                                     $    251,469
    90,260          5.50         BB-/Ba2    Xerium Technologies, Inc., Initial U.S.
                                            Term Loan, 5/4/17                                 89,245
                                                                                        ------------
                                                                                        $    340,714
                                                                                        ------------
                                            Total Capital Goods                         $    884,679
----------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                            Environmental & Facilities Services -- 0.2%
   200,000          4.00         BB+/Ba1    Covanta Holding Corp., Term Loan B,
                                            3/29/19                                     $    201,250
   198,496          4.50           B+/B1    Waste Industries USA, Inc., Term B Loan,
                                            3/17/17                                          198,496
                                                                                        ------------
                                                                                        $    399,746
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


42    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            Office Services & Supplies -- 0.1%
   140,000          0.00          BB+/NR    ACCO Brands Corp., Term Loan B, 1/4/19      $    140,262
                                                                                        ------------
                                            Total Commercial Services & Supplies        $    540,008
----------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.4%
                                            Railroads -- 0.2%
   250,000          4.00          BB+/B1    RailAmerica, Inc., Initial Loan, 3/1/19     $    250,234
----------------------------------------------------------------------------------------------------
                                            Trucking -- 0.2%
    96,054          6.25          BB/Ba1    Avis Budget Car Rental LLC, Tranche B
                                            Term Loan, 6/13/18                          $     96,734
   250,000          3.99           BB/B1    Swift Transportation Co., Tranche B-1
                                            Term Loan, 12/21/16                              250,778
                                                                                        ------------
                                                                                        $    347,512
                                                                                        ------------
                                            Total Transportation                        $    597,746
----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.2%
                                            Auto Parts & Equipment -- 0.2%
    81,368          3.50        BBB/Baa2    Delphi Automotive LLP, Tranche B Term
                                            Loan, 3/31/17                               $     81,486
   150,000          0.00           NR/NR    TI Group Automotive Systems LLC, Term
                                            Loan, 3/1/19                                     151,031
    99,496          4.25          BB/Ba2    Tomkins LLC, Term B-1 Loan, 9/21/16               99,641
                                                                                        ------------
                                                                                        $    332,158
                                                                                        ------------
                                            Total Automobiles & Components              $    332,158
----------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.3%
                                            Housewares & Specialties -- 0.3%
   216,477          5.30         BB-/Ba3    Prestige Brands, Inc., Term B Loan,
                                            12/20/18                                    $    218,169
   280,000          0.00           B+/B1    Yankee Candle Co, Inc., Initial Term
                                            Loan, 3/2/19                                     281,458
                                                                                        ------------
                                                                                        $    499,627
                                                                                        ------------
                                            Total Consumer Durables & Apparel           $    499,627
----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.8%
                                            Casinos & Gaming -- 0.4%
    99,497          4.00         BB+/Ba3    Ameristar Casinos, Inc., B Term Loan,
                                            3/29/18                                     $     99,728
   138,250          6.00         BB-/Ba3    Boyd Gaming Corp., Increased Term
                                            Loan, 12/17/15                                   139,823
   111,193          3.75        BBB-/Ba1    Penn National Gaming, Inc., Term B
                                            Facility, 7/14/18                                111,343
   190,000          0.00          NR/Ba1    Pinnacle Entertainment, Inc., Series A
                                            Term Loan, 3/5/19                                190,752
    98,896          3.00        BBB-/Ba1    Scientific Games Corp., Tranche B-1
                                            Term Loan, 6/30/15                                98,661
                                                                                        ------------
                                                                                        $    640,307
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    43

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                            Leisure Facilities -- 0.1%
   150,000          4.25          BB+/B1    Six Flags Entertainment Corp., Tranche B
                                            Term Loan, 12/20/18                         $    150,052
----------------------------------------------------------------------------------------------------
                                            Restaurants -- 0.2%
   166,758          4.25         BB-/Ba2    DineEquity, Inc., Term B-1 Loan,
                                            10/19/17                                    $    167,000
   160,000          0.00           NR/NR    NPC International, Inc., Term Loan
                                            2012, 12/28/18                                   160,000
                                                                                        ------------
                                                                                        $    327,000
----------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.1%
   175,000          5.50          NR/Ba3    Ascent Capital Group, Inc., Term Loan B,
                                            3/23/18                                     $    175,365
                                                                                        ------------
                                            Total Consumer Services                     $  1,292,724
----------------------------------------------------------------------------------------------------
                                            MEDIA -- 1.0%
                                            Broadcasting -- 0.6%
   250,000          4.00         BB-/Ba2    Cequel Communications Holdings I LLC
                                            and Cequel Capital Corp., Term Loan,
                                            2/14/19                                     $    248,047
   141,133          6.28         BB-/Ba3    Entercom Communications Corp.,
                                            Term B Loan, 11/23/18                            142,721
    51,678          0.00          BB+/NR    Sinclair Broadcast Group, Inc., New
                                            Tranche B Term Loan, 10/29/16                     51,807
    48,169          4.00         BB+/Ba1    Sinclair Broadcast Group, Inc., New
                                            Tranche B Term Loan, 10/29/16                     48,120
   375,000          0.00           NR/NR    Telesat Canada, U.S. Term B Loan,
                                            3/28/19                                          375,328
    98,318          4.25         BB-/Ba3    TWCC Holding Corp., Term Loan,
                                            1/24/17                                           98,549
                                                                                        ------------
                                                                                        $    964,572
----------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.1%
   150,000          4.25           NR/NR    Kabel Deutschland Vertrieb und Service
                                            GmbH, Facility F, 2/1/19                    $    149,937
----------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.2%
   274,313          4.25         BB-/Ba2    AMC Entertainment, Inc., Term B-3 Loan,
                                            2/7/18                                      $    272,255
----------------------------------------------------------------------------------------------------
                                            Publishing -- 0.1%
   144,552          4.50          B+/Ba3    Interactive Data Corp., Term B Loan,
                                            2/11/18                                     $    144,943
                                                                                        ------------
                                            Total Media                                 $  1,531,707
----------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.1%
                                            Apparel Retail -- 0.1%
   180,000          5.75          BB/Ba3    Lord & Taylor LLC, Term Loan, 1/11/19       $    181,275
                                                                                        ------------
                                            Total Retailing                             $    181,275
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


44    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
                                            FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                            Packaged Foods & Meats -- 0.0%+
    74,813          4.50          BB/Ba2    B&G Foods, Inc., Tranche B Term Loan,
                                            11/30/18                                   $     75,280
                                                                                       ------------
                                            Total Food, Beverage & Tobacco             $     75,280
---------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                            Health Care Equipment -- 0.1%
    74,813          7.00         BB-/Ba2    Kinetic Concepts, Inc., Dollar Term B-1
                                            Loan, 5/4/18                               $     76,408
---------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 0.1%
   223,875          7.25         BB-/Ba3    Immucor, Inc., Term B Loan, 7/2/18         $    226,767
---------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.1%
   124,063          6.75          BB-/B1    inVentiv Health, Inc., Term B-3 Loan,
                                            6/24/18                                    $    117,859
---------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.2%
   149,243          6.50            B/B1    Ardent Medical Services, Inc., Term
                                            Loan, 9/15/15                              $    149,616
    74,813          4.50         BB-/Ba3    Health Management Associates, Inc.,
                                            Term B Loan, 11/18/18                            74,337
    99,250          5.50         BB-/Ba3    Select Medical Holdings Corp., Tranche
                                            B Term Loan, 4/25/18                       $     97,017
                                                                                       ------------
                                                                                       $    320,970
---------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.2%
   199,500          6.75         BB-/Ba3    Emdeon, Inc., Term B Loan, 8/3/18          $    202,667
    94,847          5.25         BB-/Ba3    MedAssets, Inc., Term Loan, 11/15/16             95,588
                                                                                       ------------
                                                                                       $    298,255
                                                                                       ------------
                                            Total Health Care Equipment
                                            & Services                                 $  1,040,259
---------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.5%
                                            Biotechnology -- 0.3%
   199,500          6.75           BB/B1    Alkermes, Inc., Term Loan (First Lien),
                                            9/16/17                                    $    203,989
    98,998          5.50           BB/B1    Axcan Intermediate Holdings, Inc., Term
                                            Loan, 2/11/17                                    99,080
   223,960          4.50          BB-/NR    Grifols, Inc., New U.S. Tranche B Term
                                            Loan, 6/4/17                                    224,030
                                                                                       ------------
                                                                                       $    527,099
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    45

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
                                            Pharmaceuticals -- 0.2%
    33,321          4.00        BBB-/Ba1    Endo Pharmaceuticals Holdings, Inc.,
                                            Term Loan B 2011, 6/17/18                  $     33,384
   250,000          3.75        BBB-/Ba1    Valeant Pharmaceuticals International,
                                            Inc., Tranche B Term Loan, 1/30/19              248,360
                                                                                       ------------
                                                                                       $    281,744
                                                                                       ------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                            $    808,843
---------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.3%
                                            Other Diversified Financial Services -- 0.3%
   214,463          7.50          BB-/B2    Preferred Sands Holding Co. LLC, Term B
                                            Loan, 12/15/16                             $    211,246
   248,125          4.00         NR/Baa2    RPI Finance Trust, 6.75 Year Term Loan,
                                            5/9/18                                          248,745
   100,000          0.00          NR/Ba2    WorldPay, Facility B2A, 8/6/17                   99,828
                                                                                       ------------
                                                                                       $    559,819
                                                                                       ------------
                                            Total Diversified Financials               $    559,819
---------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.3%
                                            Data Processing & Outsourced Services -- 0.1%
    99,500          5.00         BB+/Ba2    NeuStar, Inc., Term Advance, 11/18/18      $     99,998
    99,750          4.25          BB/Ba3    VeriFone Systems, Inc., Term B Loan,
                                            11/14/18                                        100,137
                                                                                       ------------
                                                                                       $    200,135
---------------------------------------------------------------------------------------------------
                                            Application Software -- 0.1%
    94,814          7.50         BB-/Ba2    Allen Systems Group, Inc., Term B Loan,
                                            11/20/15                                   $     94,103
---------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.1%
   170,000          0.00          NR/Ba2    Rovi Corp., Tranche B2 Term Loan,
                                            3/30/19                                    $    170,178
                                                                                       ------------
                                            Total Software & Services                  $    464,416
---------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS & SEMICONDUCTOR
                                            EQUIPMENT -- 0.3%
                                            Semiconductor Equipment -- 0.1%
   142,406          4.25          BB-/B1    Aeroflex, Inc., Tranche B Term Loan,
                                            4/25/18                                    $    139,582
    99,250          4.00         BB+/Ba3    Sensata Technologies BV, Term Loan,
                                            5/12/18                                          99,302
                                                                                       ------------
                                                                                       $    238,884
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


46    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
                                            Semiconductors -- 0.2%
   198,507          4.00          BB/Ba2    Microsemi Corp., Term Loan, 2/3/18       $    198,879
    90,000          4.25          NR/Ba2    Semtech Corp., B Term Loan, 2/21/17            90,000
                                                                                     ------------
                                                                                     $    288,879
                                                                                     ------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                  $    527,763
-------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.2%
                                            Wireless Telecommunication Services -- 0.2%
   124,063          4.50           NR/NR    Cellular South, Inc., Term Loan,
                                            6/16/17                                  $    124,683
   124,688          4.00          B+/Ba3    Crown Castle International Corp.,
                                            Tranche B Term Loan, 1/10/19                  124,203
                                                                                     ------------
                                                                                     $    248,886
                                                                                     ------------
                                            Total Telecommunication Services         $    248,886
-------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.2%
                                            Electric Utilities -- 0.1%
    96,366          5.75         BB-/Ba3    EquiPower Resources Corp., Term B
                                            Facility, 1/26/18                        $     90,825
-------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy Traders -- 0.1%
    99,250          4.00        BB+/Baa3    NRG Energy, Inc., Term Loan, 5/5/18      $     99,222
    99,000          4.25         BB+/Ba1    The AES Corp., Initial Term Loan,
                                            5/17/18                                        99,236
                                                                                     ------------
                                                                                     $    198,458
                                                                                     ------------
                                            Total Utilities                          $    289,283
-------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE
                                            LOAN INTERESTS
                                            (Cost $11,088,897)                       $ 11,209,409
-------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 1.9%
                                            Certificates of Deposit -- 1.1%
   140,000          0.86         AA-/Aa1    Bank of Nova Scotia Houston, Floating
                                            Rate Note, 10/18/12                      $    140,180
   100,000          0.82          AA-/NR    Bank of Nova Scotia Houston, Floating
                                            Rate Note, 2/15/13                            100,214
   300,000          0.77         AA-/Aa1    Bank of Nova Scotia Houston, Floating
                                            Rate Note, 8/9/12                             300,163
   250,000          0.92         AA-/Aa2    Nordea Bank Finland Plc New York,
                                            Floating Rate Note, 3/8/13                    250,045
   300,000          1.02          AA-/NR    Nordea Bank Finland Plc New York,
                                            Floating Rate Note, 4/5/13                    300,118
   200,000          0.53         AA-/Aa1    Royal Bank of Canada New York NY,
                                            Floating Rate Note, 9/10/12                   200,087
   250,000          0.58         AA-/Aaa    Toronto-Dominion Bank New York,
                                            Floating Rate Note, 10/19/12                  250,000

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    47

              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                               Value
                                            Certificates of Deposit -- (continued)
   250,000          1.33           NR/NR    Westpac Banking Corp. New York,
                                            Floating Rate Note, 7/10/13               $    250,004
                                                                                      ------------
                                                                                      $  1,790,811
--------------------------------------------------------------------------------------------------
                                            Commercial Paper -- 0.8%
   390,000                         A-/A3    Citigroup Funding, Inc., 0.0%, 4/2/12     $    389,997
   775,000                       BB+/Ba1    Ford Motor Credit Co LLC, 0.0%,
                                            4/2/12 (144A)                                  774,986
                                                                                      ------------
                                                                                      $  1,164,983
--------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $2,955,203)                         $  2,955,794
--------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 99.5%
                                            (Cost $158,144,847) (a)                   $158,565,866
--------------------------------------------------------------------------------------------------
                                            OTHER ASSETS & LIABILITIES -- 0.5%        $    769,258
--------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                $159,335,124
==================================================================================================

NR        Not rated by either S&P or Moody's.

WR        Withdrawn rating.

+         Rounds to less than 0.1%.

Cat Bond  Catastrophe Bond

REIT      Real Estate Investment Trust

REMIC     Real Estate Mortgage Investment Conduits

Step      Step coupon bond

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 30, 2012, the value of these securities amounted to $34,443,054 or 21.6% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $158,372,092 was as follows:

          Aggregate gross unrealized gain for all investments in which there is an
            excess of value over tax cost                                              $  752,756
          Aggregate gross unrealized loss for all investments in which there is an
            excess of tax cost over value                                                (558,982)
                                                                                       ----------
          Net unrealized gain                                                          $  193,774
                                                                                       ==========

The accompanying notes are an integral part of these financial statements.


48    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2012 aggregated $194,772,956 and $33,704,469, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities using fair value methods are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2012, in valuing the Fund's assets:

                                             Level 1         Level 2              Level 3         Total
Asset Backed Securities                      $ --            $ 33,250,105         $ --            $ 33,250,105
Collateralized Mortgage Obligations            --              53,572,868           --              53,572,868
Corporate Bonds                                --              28,721,102           --              28,721,102
U.S. Government Agency Obligations             --               8,787,548           --               8,787,548
Foreign Government Bonds                       --                 691,818           --                 691,818
Municipal Bonds                                --              19,377,229           --              19,377,229
Senior Floating Rate Loan Interests            --              11,209,402           --              11,209,402
Temporary Cash Investments                     --               2,955,794           --               2,955,794
--------------------------------------------------------------------------------------------------------------
Total                                        $ --            $158,565,866         $ --            $158,565,866
==============================================================================================================
Other Financial Instruments*                 $688            $         --         $ --            $        688
--------------------------------------------------------------------------------------------------------------

* Other financial instruments include futures contracts.

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    49

Statement of Assets and Liabilities | 3/31/12


ASSETS:
  Investment in securities (cost $158,144,847)                            $158,565,866
  Cash                                                                         637,301
  Futures Collateral                                                             1,100
  Receivables --
   Investment securities sold                                                   62,601
   Fund shares sold                                                          6,674,795
   Interest                                                                    354,227
   Variation margin                                                                125
   Due from Pioneer Investment Management, Inc.                                 11,346
  Unrealized appreciation on unfunded corporate loans                              451
  Other                                                                         30,927
---------------------------------------------------------------------------------------
     Total assets                                                         $166,338,739
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  6,496,443
   Fund shares repurchased                                                     345,395
   Dividends                                                                    69,324
  Due to affiliates                                                             13,484
  Accrued expenses                                                              78,969
---------------------------------------------------------------------------------------
     Total liabilities                                                    $  7,003,615
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $158,991,949
  Distributions in excess of net investment income                             (77,816)
  Accumulated net realized loss on investments and futures contracts              (716)
  Net unrealized gain on investments                                           421,019
  Net unrealized gain on futures contracts                                         688
---------------------------------------------------------------------------------------
     Total net assets                                                     $159,335,124
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $48,159,624/4,805,277 shares)                         $      10.02
  Class C (based on $11,642,643/1,162,356 shares)                         $      10.02
  Class Y (based on $99,532,857/9,923,740 shares)                         $      10.03
MAXIMUM OFFERING PRICE:
  Class A ($10.02 [divided by] 97.5%)                                     $      10.28
=======================================================================================



The accompanying notes are an integral part of these financial statements.


50    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Statement of Operations

For the Period from 5/2/11 to 3/31/12



INVESTMENT INCOME:
  Interest                                                            $1,348,531
  Income from securities loaned, net                                        128
--------------------------------------------------------------------------------------------------
     Total investment income                                                           $1,348,659
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 214,313
  Transfer agent fees and expenses
   Class A                                                                2,163
   Class C                                                                1,620
   Class Y                                                                2,629
  Distribution fees
   Class A                                                               41,760
   Class C                                                               71,641
  Administrative reimbursement                                           16,421
  Shareholder communication expense                                      17,171
  Custodian fees                                                         14,642
  Registration fees                                                      81,419
  Professional fees                                                      58,730
  Printing expense                                                       29,000
  Fees and expenses of nonaffiliated Trustees                             7,065
  Miscellaneous                                                          17,492
--------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  576,066
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                        (74,312)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  501,754
--------------------------------------------------------------------------------------------------
       Net investment income                                                           $  846,905
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                        $  11,465
   Futures contracts                                                     (3,702)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                      (15,661)       $   (7,898)
--------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                        $ 420,568
   Unfunded corporate loans                                                 451
   Futures contracts                                                        688        $  421,707
--------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, and foreign currency
   transactions                                                                        $  413,809
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $1,260,714
==================================================================================================



The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    51

Statement of Changes in Net Assets


                                                                                           5/2/11
                                                                                           (Commencement
                                                                                           of Operations)
                                                                                           to 3/31/12
FROM OPERATIONS:
Net investment income                                                                      $    846,905
Net realized loss on investments, futures contracts, and foreign currency transactions           (7,898)
Change in net unrealized gain on investments, futures contracts, and foreign currency
  transactions                                                                                  421,707
--------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                    $  1,260,714
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.13 per share)                                                               $   (293,801)
   Class C ($0.06 per share)                                                                    (54,609)
   Class Y ($0.15 per share)                                                                   (583,991)
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                                    $   (932,401)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $202,547,654
Reinvestment of distributions                                                                   542,255
Cost of shares repurchased                                                                  (44,083,098)
--------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                                               $159,006,811
--------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                              $159,335,124
NET ASSETS:
Beginning of period                                                                                  --
--------------------------------------------------------------------------------------------------------
End of period                                                                              $159,335,124
--------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                           $    (77,816)
--------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.


52    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

                                                                     '12 Shares            '12 Amount
                                                                     (unaudited)           (unaudited)
Class A*
Shares sold                                                           5,368,452            $ 52,712,709
Reinvestment of distributions                                            23,987                 239,674
Less shares repurchased                                                (587,162)             (5,869,255)
-------------------------------------------------------------------------------------------------------
   Net increase                                                       4,805,277            $ 47,083,128
=======================================================================================================
Class C*
Shares sold                                                           1,684,145            $ 15,038,604
Reinvestment of distributions                                             3,580                  35,733
Less shares repurchased                                                (525,369)             (5,240,717)
-------------------------------------------------------------------------------------------------------
   Net increase                                                       1,162,356            $  9,833,620
=======================================================================================================
Class Y*
Shares sold                                                          13,195,493            $134,796,341
Reinvestment of distributions                                            26,678                 266,848
Less shares repurchased                                              (3,298,431)            (32,973,126)
-------------------------------------------------------------------------------------------------------
   Net increase                                                       9,923,740            $102,090,063
=======================================================================================================

* Class A, Class C and Class Y shares were first publicly offered on May 2,
  2011.

The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    53

Financial Highlights


                                                                             5/2/11
                                                                             (Commencement
                                                                             of Operations)
                                                                             to 3/31/12 (a)
Class A
Net asset value, beginning of period                                            $ 10.00
-------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.12
 Net realized and unrealized gain on investments                                   0.03
-------------------------------------------------------------------------------------------
   Net increase in net assets from investment operations                        $  0.15
Distributions to shareowners:
 Net investment income                                                            (0.13)
-------------------------------------------------------------------------------------------
Net increase in net asset value                                                 $  0.02
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.02
===========================================================================================
Total return*                                                                      1.48%
Ratio of net expenses to average net assets                                        0.90%**
Ratio of net investment income to average net assets                               1.45%**
Portfolio turnover rate                                                              51%
Net assets, end of period (in thousands)                                        $48,160
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.03%**
 Net investment income                                                             1.32%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.90%**
 Net investment income                                                             1.45%**
===========================================================================================

(a) Class A shares were first publicly offered on May 2, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.


The accompanying notes are an integral part of these financial statements.


54    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

                                                                             5/2/11
                                                                             (Commencement
                                                                             of Operations)
                                                                             to 3/31/12 (a)
 Class C
 Net asset value, beginning of period                                           $ 10.00
-------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                         $  0.05
  Net realized and unrealized gain on investments                                  0.03
-------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                       $  0.08
 Distributions to shareowners:
  Net investment income                                                           (0.06)
-------------------------------------------------------------------------------------------
 Net increase in net asset value                                                $  0.02
-------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 10.02
===========================================================================================
 Total return*                                                                     0.82%
 Ratio of net expenses to average net assets                                       1.75%**
 Ratio of net investment income to average net assets                              0.52%**
 Portfolio turnover rate                                                             51%
 Net assets, end of period (in thousands)                                       $11,643
 Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                     1.87%**
  Net investment income                                                            0.40%**
 Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                     1.75%**
  Net investment income                                                            0.52%**
===========================================================================================

(a) Class C shares were first publicly offered on May 2, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.


The accompanying notes are an integral part of these financial statements.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    55

                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 3/31/12 (a)
Class Y
Net asset value, beginning of period                                            $ 10.00
----------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                         $  0.14
  Net realized and unrealized gain on investments                                  0.04
----------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                       $  0.18
 Distributions to shareowners:
  Net investment income                                                           (0.15)
----------------------------------------------------------------------------------------------
 Net increase in net asset value                                                $  0.03
----------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 10.03
==============================================================================================
 Total return*                                                                     1.79%
 Ratio of net expenses to average net assets                                       0.67%**
 Ratio of net investment income to average net assets                              1.72%**
 Portfolio turnover rate                                                             51%
 Net assets, end of period (in thousands)                                       $99,533
 Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                     0.80%**
  Net investment income                                                            1.59%**
 Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                     0.67%**
  Net investment income                                                            1.72%**
==============================================================================================

(a) Class Y shares were first publicly offered on May 2, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.


The accompanying notes are an integral part of these financial statements.


56    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Notes to Financial Statements | 3/31/12

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Floating Rate Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    57
   floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At March 31, 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


58    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the period ended March 31, 2012 the Fund opened 1,000,000 forward foreign currency contracts all of which were closed before March 31, 2012.


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    59

   At March 31, 2012, the Fund reclassified $14,862 to decrease paid-in capital, $7,680 to decrease distributions in excess of net investment income, and $7,182 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the year ended March 31, 2012 was as follows:



                                                                            2012
   Distributions paid from:
   Ordinary income                                                      $932,401
   -----------------------------------------------------------------------------
      Total                                                             $932,401
   =============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at March 31, 2012:



                                                                            2012
   Distributable earnings:
   Undistributed ordinary income                                        $218,725
   Dividends payable                                                     (69,324)
   Net unrealized gain                                                   193,774
   -----------------------------------------------------------------------------
      Total                                                             $345,175
   =============================================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark-to-market of futures contracts and the tax treatment of premium and amortization.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,115 in underwriting commissions on the sale of Class A shares during the period ended March 31, 2012.


F. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder


60    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

   Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


G. Risks

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuations in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks and interest rate risk and currency exchange rate risk, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the period ended March 31, 2012 was 4.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    61

   At March 31, 2012, open futures contracts were as follows:



                            Number of
                            Contracts      Settlement
   Type                     Long/(Short)   Month          Value        Unrealized Gain
   U.S. 2 Year Note (CBT)   (4)            6/12           $880,563     $688
   ------------------------------------------------------------------------------------
      Total                                                            $688
   ====================================================================================

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


J. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At March 31, 2012, the Fund had no securities on loan.


62    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to January 1, 2012, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the period ended March 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.34% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.85%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the period ended March 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,660 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2012.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended March 31, 2012, such out-of-pocket expenses by class of shares were as follows:


Shareholder Communications:
Class A                                                                  $ 2,659
Class C                                                                    2,232
Class Y                                                                   12,280
--------------------------------------------------------------------------------
    Total                                                                $17,171
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,114 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2012.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    63

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,710 in distribution fees payable to PFD at March 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended March 31, 2012, CDSCs of $2,977 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended March 31, 2012, the Fund's expenses were not reduced under such arrangements.


6. Unfunded Loan Commitments

As of March 31, 2012, the Fund had unfunded loan commitments of approximately $42,433 (excluding unrealized appreciation on those commitments of $451 as of March 31, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreements:


                                                                      Net
                                                                      Unrealized
Loan                          Shares        Cost         Value        Gain
Tronox, Inc., Delayed
  Draw Term Loan              42,857        $42,433      $42,884      $451
--------------------------------------------------------------------------------
    Total                                                             $451
================================================================================

64    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2012 were as follows:


Derivatives Not
Accounted for as
Hedging Instruments           Asset Derivatives 2012             Liabilities Derivatives 2012
Under Accounting              -----------------------------------------------------------------
Standards Codification        Balance Sheet                      Balance Sheet
(ASC) 815                     Location                Value      Location               Value
Futures Contracts*            Receivables             $688       Payables               $--
    Total                                             $688                              $--
===============================================================================================

* Reflects the unrealized appreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.


The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2012 was as follows:


 Derivatives Not                                                         Realized
Accounted for as                                                         Gain or         Unrealized
Hedging Instruments                                                      (Loss) on       Gain (Loss)
Under Accounting                      Location of Gain or (Loss)         Derivatives     on Derivatives
Standards Codification                on Derivatives Recognized          Recognized      Recognized
(ASC) 815                             in Income                          in Income       in Income
Forward Foreign Exchange Contracts    Net realized loss on forward       $(8,056)
                                      foreign currency contracts and
                                      other assets and liabilities
                                      denominated in foreign
                                      currencies
Futures Contracts                     Net realized loss on futures       $(3,702)
                                      contracts
Futures Contracts                     Net unrealized gain on futures                     $688
                                      contracts

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    65
date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2012, the Fund had no borrowings under a credit facility.


66    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Multi-Asset Floating Rate Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Floating Rate Fund, one of the series constituting the Pioneer Series Trust X (the "Trust"), including the schedule of investments, as of March 31, 2012, and the related statement of operations, statement of changes in net assets and financial highlights for the period from May 2, 2011 (commencement of operations) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Floating Rate Fund at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 2011 (commencement of operations) through March 31, 2012, in conformity with U.S. generally accepted accounting principles.



                                                        /s/ Ernst & Young LLP


Boston, Massachusetts
May 24, 2012


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    67

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 64.12%.


68    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


          Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12    69

Interested Trustees

                            Position Held     Length of Service
Name and Age                with the Fund     and Term of Office
John F. Cogan, Jr. (85)*    Chairman of the   Trustee since 2011.
                            Board, Trustee    Serves until a successor
                            and President     trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and       Trustee since 2011.
                            Executive Vice    Serves until a successor
                            President         trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------------


Interested Trustees
                                                                                           Other Directorships
Name and Age                Principal Occupation                                           Held by This Trustee
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment    None
                            Management USA Inc. ("PIM-USA"); Chairman and a director
                            of Pioneer; Chairman and Director of Pioneer Institutional
                            Asset Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin) (until
                            October 2011); President and a director of Pioneer Alterna-
                            tive Investment Management (Bermuda) Limited and affili-
                            ated funds; Deputy Chairman and a director of Pioneer
                            Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C, Inc. (since
                            2003); Director of Cole Management Inc. (2004 - 2011);
                            Director of Fiduciary Counseling, Inc.(until December 2001);
                            President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer
                            Funds; and Retired Partner, Wilmer Cutler Pickering Hale and
                            Dorr LLP
------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February         None
                            2007); Director and President of Pioneer and Pioneer Institu-
                            tional Asset Management, Inc. (since February 2007); Execu-
                            tive Vice President of all of the Pioneer Funds (since March
                            2007); Director of PGAM (2007 - 2010); Head of New
                            Europe Division, PGAM (2000 - 2005); and Head of New
                            Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


70  Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (68)   Trustee          Trustee since 2011.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
------------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 2011.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.



Independent Trustees
Name and Age         Principal Occupation
David R. Bock (68)   Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 - 2004 and 2008 -
                     present); Interim Chief Executive Officer, Oxford Analytica,
                     Inc. (privately held research and consulting company)
                     (2010); Executive Vice President and Chief Financial Officer,
                     I-trax, Inc. (publicly traded health care services company)
                     (2004 - 2007); and Executive Vice President and Chief
                     Financial Officer, Pedestal Inc. (internet-based mortgage
                     trading company) (2000 - 2002)
-----------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial advisory firm) (1991 - present); Senior Managing Director,
                     Brock Capital Group, LLC (strategic business advisors)
                     (2010 - present); Managing Director, Federal Housing
                     Finance Board (oversight of Federal Home Loan Bank
                     system) (1989 - 1991); Vice President and Head of
                     International Finance, Federal National Mortgage Association
                     (1988 - 1989); U.S. Alternate Executive Director, Interna-
                     tional Monetary Fund (1984 - 1988); Executive Assistant to
                     Deputy Secretary of the U.S. Treasury, U.S. Treasury Depart-
                     ment (1982 - 1984); and Vice President and Team Leader in
                     Corporate Banking, Bankers Trust Co. (1976 - 1982)



Independent Trustees
                     Other Directorships
Name and Age         Held by This Trustee
David R. Bock (68)   Director of Enterprise Community Invest-
                     ment, Inc. (privately held affordable housing
                     finance company) (1985 - 2010); Director
                     of Oxford Analytica, Inc. (2008 - present);
                     Director of The Swiss Helvetia Fund, Inc.
                     (closed-end fund) (2010 - present); and
                     Director of New York Mortgage Trust (publicly
                     traded mortgage REIT) (2004 - 2009,
                     2012 - present)
-------------------------------------------------------------------------
Mary K. Bush (63)    Director of Marriott International, Inc.
                     (2008 - present); Director of Discover Finan-
                     cial Services (credit card issuer and elec-
                     tronic payment services) (2007 - present);
                     Former Director of Briggs & Stratton Co.
                     (engine manufacturer) (2004 - 2009);
                     Former Director of UAL Corporation (airline
                     holding company) (2006 - 2010); Director
                     of ManTech International Corporation
                     (national security, defense, and intelligence
                     technology firm) (2006 - present); Member,
                     Board of Governors, Investment Company
                     Institute (2007 - present); Member, Board
                     of Governors, Independent Directors Council
                     (2007 - present); Former Director of Brady
                     Corporation (2000 - 2007); Former Director
                     of Mortgage Guaranty Insurance Corporation
                     (1991 - 2006);
-------------------------------------------------------------------------

            Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12  71

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Mary K. Bush (continued)
-------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2011.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 2011.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2011.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee         Trustee since 2011.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------

Name and Age                Principal Occupation
Mary K. Bush (continued)
-----------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard
                            University (1972 - present)
-----------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary,
                            The Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research
                            Center (1990 - 1994)
-----------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.
                            (technology products for securities lending industry)
                            (2008 - present); private investor (2004 - 2008); and
                            Senior Executive Vice President, The Bank of New York
                            (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret &
                            Company, Inc. (investment banking firm) (1981 - present)
-----------------------------------------------------------------------------------------


                            Other Directorships
Name and Age                Held by This Trustee
Mary K. Bush (continued)    Former Director of Millennium Chemicals,
                            Inc. (commodity chemicals) (2002 - 2005);
                            Former Director, R.J. Reynolds Tobacco
                            Holdings, Inc. (tobacco) (1999 - 2005);
                            and Former Director of Texaco, Inc.
                            (1997 - 2001)
-----------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee, Mellon Institutional Funds Invest-
                            ment Trust and Mellon Institutional Funds
                            Master Portfolio (oversaw 17 portfolios in
                            fund complex) (1989 - 2008)
-----------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   None
-----------------------------------------------------------------------------------------
Thomas J. Perna (61)        Director, Broadridge Financial Solutions, Inc.
                            (investor communications and securities
                            processing provider for financial services
                            industry) (2009 - present); Director,
                            Quadriserv, Inc. (2005 - present); and Com-
                            missioner, New Jersey State Civil Service
                            Commission (2011 - present)
-----------------------------------------------------------------------------------------
Marguerite A. Piret (63)    Director of New America High Income Fund,
                            Inc. (closed-end investment company)
                            (2004 - present); and member, Board of
                            Governors, Investment Company Institute
                            (2000 - 2006)
-----------------------------------------------------------------------------------------

72  Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

                       Position Held   Length of Service
Name and Age           with the Fund   and Term of Office
Stephen K. West (83)   Trustee         Trustee since 2011.
                                       Serves until a successor
                                       trustee is elected or
                                       earlier retirement or
                                       removal.
---------------------------------------------------------------------


                                                                                Other Directorships
Name and Age           Principal Occupation                                     Held by This Trustee
Stephen K. West (83)   Senior Counsel, Sullivan & Cromwell LLP (law firm)       Director, The Swiss Helvetia Fund, Inc.
                       (1998 - present); and Partner, Sullivan & Cromwell LLP   (closed-end investment company); and
                       (prior to 1998)                                          Director, Invesco, Ltd. (formerly AMVESCAP,
                                                                                PLC) (investment manager) (1997 - 2005)
-------------------------------------------------------------------------------------------------------------------------------



            Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12  73

Fund Officers

                             Position Held    Length of Service and
Name and Age                 with the Fund    Term of Office
Christopher J. Kelley (47)   Secretary        Since 2011. Serves at
                                              the discretion of the
                                              Board.
---------------------------------------------------------------------
Carol B. Hannigan (51)       Assistant        Since 2011. Serves at
                             Secretary        the discretion of the
                                              Board.
---------------------------------------------------------------------
Thomas Reyes (49)            Assistant        Since 2011. Serves at
                             Secretary        the discretion of the
                                              Board.
---------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer        Since 2011. Serves at
                                              the discretion of the
                                              Board.
---------------------------------------------------------------------
Luis I. Presutti (46)        Assistant        Since 2011. Serves at
                             Treasurer        the discretion of the
                                              Board.
---------------------------------------------------------------------
Gary Sullivan (53)           Assistant        Since 2011. Serves at
                             Treasurer        the discretion of the
                                              Board.
---------------------------------------------------------------------

Fund Officers
                                                                                               Other Directorships
Name and Age                 Principal Occupation                                              Held by this Officer
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer           None
                             since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                             Funds from September 2003 to May 2010; and Vice Presi-
                             dent and Senior Counsel of Pioneer from July 2002 to
                             December 2007
-------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Fund Governance Director of Pioneer since December 2006           None
                             and Assistant Secretary of all the Pioneer Funds since June
                             2010; Manager - Fund Governance of Pioneer from
                             December 2003 to November 2006; and Senior Paralegal
                             of Pioneer from January 2000 to November 2003
-------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary        None
                             of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to
                             June 2007
-------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and Con-         None
                             trollership Services of Pioneer; Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; and Assistant Treasurer of all
                             of the Pioneer Funds from March 2004 to February 2008
-------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration        None
                             and Controllership Services of Pioneer; and Assistant Trea-
                             surer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration         None
                             and Controllership Services of Pioneer; and Assistant Trea-
                             surer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------

74  Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

                        Position Held      Length of Service and
Name and Age            with the Fund      Term of Office
David F. Johnson (32)   Assistant          Since 2011. Serves at
                        Treasurer          the discretion of the
                                           Board.
--------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance   Since 2011. Serves at
                        Officer            the discretion of the
                                           Board.
--------------------------------------------------------------------------------



                                                                                       Other Directorships
Name and Age            Principal Occupation                                           Held by this Officer
David F. Johnson (32)   Fund Administration Manager - Fund Accounting, Administra-     None
                        tion and Controllership Services since November 2008;
                        Assistant Treasurer of all of the Pioneer Funds since January
                        2009; and Client Service Manager - Institutional Investor
                        Services at State Street Bank from March 2003 to March
                        2007
-------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer     None
                        Funds since March 2010; Director of Adviser and Portfolio
                        Compliance at Pioneer since October 2005; and Senior
                        Compliance Officer for Columbia Management Advisers, Inc.
                        from October 2003 to October 2005
-------------------------------------------------------------------------------------------------------------------------


            Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12  75

                           This page for your notes.

76    Pioneer Multi-Asset Floating Rate Fund | Annual Report | 3/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Fundamental Growth Fund:
Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $28,386 in 2012 and approximately
$28,386 in 2011.

Pioneer Absolute Credit Return Fund:
Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $35,000 in 2012.

Pioneer Multi-Asset Floating Rate Fund:
Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $35,000 in 2012.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Fundamental Growth Fund:
Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
March 31, 2012 and 2011.

Pioneer Absolute Credit Return Fund:
Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal year ended March
31, 2012.

Pioneer Multi-Asset Floating Rate Fund:
Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal year ended March
31, 2012.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Fundamental Growth Fund:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.

Pioneer Absolute Credit Return Fund:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012.

Pioneer Multi-Asset Floating Rate Fund:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Fundamental Growth Fund:
Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
March 31, 2012 and 2011.

Pioneer Absolute Credit Return Fund:
Other Fees
There were no fees for other services
provided to the Fund during the fiscal year ended March
31, 2012.

Pioneer Multi-Asset Floating Rate Fund:
Other Fees
There were no fees for other services
provided to the Fund during the fiscal year ended March
31, 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Pioneer Fundamental Growth Fund:
Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

Pioneer Absolute Credit Return Fund:
Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the year ended March 31, 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

Pioneer Multi-Asset Floating Rate Fund:
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the year ended March 31, 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Pioneer Fundamental Growth Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

Pioneer Absolute Credit Return Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012.

Pioneer Multi-Asset Floating Rate Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2012

* Print the name and title of each signing officer under his or her signature.